Exhibit 10.1

[EXECUTION COPY]

CREDIT AGREEMENT,

dated as of June 13, 2001,

among

USP DOMESTIC HOLDINGS, INC.,
as the Borrower,

VARIOUS FINANCIAL INSTITUTIONS FROM TIME TO TIME
PARTIES HERETO,
as the Lenders,

CREDIT SUISSE FIRST BOSTON,
as the Administrative Agent for the Lenders,

LEHMAN COMMERCIAL PAPER INC.,
as the Syndication Agent for the Lenders,

and

SOCIÉTÉ GÉNÉRALE,
as the Documentation Agent for the Lenders.

CREDIT SUISSE FIRST BOSTON,
as Lead Arranger and Sole Bookrunner.

TABLE OF CONTENTS

Section

ARTICLE I DEFINITIONS AND ACCOUNTING TERMS
1.1.	Defined Terms
1.2.	Use of Defined Terms
1.3.	Cross-References
1.4.	Accounting and Financial Determinations

ARTICLE II COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND LETTERS OF CREDIT
2.1.	Commitments
2.1.1.	Revolving Loan Commitment
2.1.2.	Letter of Credit Commitment
2.2.	Reduction of the Commitment Amounts
2.2.1.	Optional
2.2.2.	Mandatory
2.3.	Borrowing Procedures
2.4.	Continuation and Conversion Elections
2.5.	Funding
2.6.	Issuance Procedures
2.6.1.	Other Lenders’ Participation
2.6.2.	Disbursements
2.6.3.	Reimbursement
2.6.4.	Deemed Disbursements
2.6.5.	Nature of Reimbursement Obligations
2.7.	Revolving Notes

ARTICLE III REPAYMENTS, PREPAYMENTS, INTEREST AND FEES
3.1.	Repayments and Prepayments; Application
3.1.1.	Repayments and Prepayments
3.1.2.	Application
3.2.	Interest Provisions
3.2.1.	Rates
3.2.2.	Post-Maturity Rates
3.2.3.	Payment Dates
3.3.	Fees
3.3.1.	Commitment Fee
3.3.2.	Agent’s Fee
3.3.3.	Letter of Credit Fee

ARTICLE IV CERTAIN LIBO RATE AND OTHER PROVISIONS
4.1.	LIBO Rate Lending Unlawful
4.2.	Deposits Unavailable
4.3.	Increased LIBO Rate Loan Costs, etc.
4.4.	Funding Losses
4.5.	Increased Capital Costs
4.6.	Taxes
4.7.	Payments, Computations, etc.
4.8.	Sharing of Payments
4.9.	Setoff

ARTICLE V CONDITIONS TO CREDIT EXTENSIONS
5.1.	Initial Credit Extension
5.1.1.	Resolutions, etc.
5.1.2.	Delivery of Revolving Notes
5.1.3.	Subsidiary Guaranty
5.1.4.	Parent Guaranty and Pledge Agreement
5.1.5.	Holdings Guaranty and Pledge Agreement
5.1.6.	Borrower Pledge and Security Agreement
5.1.7.	Subsidiary Pledge and Security Agreement
5.1.8.	Filing Agent, etc.
5.1.9.	Closing Date Certificate
5.1.10.	Solvency, etc.
5.1.11.	Insurance
5.1.12.	Financial Information, etc.
5.1.13.	Opinions of Counsel
5.1.14.	Consummation of Transaction
5.1.15.	Transaction Documents
5.1.16.	Payment of Outstanding Indebtedness, etc.
5.1.17.	Closing Fees, Expenses, etc.
5.2.	All Credit Extensions
5.2.1.	Compliance with Warranties, No Default, etc.
5.2.2.	Credit Extension Request, etc.
5.2.3.	Satisfactory Legal Form

ARTICLE VI REPRESENTATIONS AND WARRANTIES
6.1.	Organization, etc.
6.2.	Due Authorization, Non-Contravention, etc.
6.3.	Government Approval, Regulation, etc.
6.4.	Validity, etc.
6.5.	Financial Information
6.6.	No Material Adverse Change
6.7.	Litigation, Labor Controversies, etc.
6.8.	Subsidiaries
6.9.	Ownership of Properties
6.10.	Taxes
6.11.	Pension and Welfare Plans
6.12.	Environmental Warranties
6.13.	Accuracy of Information
6.14.	Regulations T, U and X
6.15.	Absence of Any Undisclosed Liabilities
6.16.	Issuance of Subordinated Debt; Status of Obligations as Senior Indebtedness, etc.

ARTICLE VII COVENANTS
7.1.	Affirmative Covenants
7.1.1.	Financial Information, Reports, Notices, etc.
7.1.2.	Maintenance of Existence; Compliance with Laws, etc.
7.1.3.	Maintenance of Properties
7.1.4.	Insurance
7.1.5.	Books and Records
7.1.6.	Environmental Law Covenant
7.1.7.	Use of Proceeds
7.1.8.	Future Guarantors, Security, etc.
7.1.9.	Rate Protection Agreements
7.1.10.	Dispositions of Real Property
7.1.11.	Restricted Entity Acknowledgments
7.2.	Negative Covenants
7.2.1.	Business Activities
7.2.2.	Indebtedness
7.2.3.	Liens
7.2.4.	Financial Condition and Operations
7.2.5.	Investments
7.2.6.	Restricted Payments
7.2.7.	Capital Expenditures
7.2.8.	No Prepayment of Subordinated Debt
7.2.9.	Issuance of Equity Interests
7.2.10.	Consolidation, Merger, etc.
7.2.11.	Permitted Dispositions
7.2.12.	Modification of Certain Agreements
7.2.13.	Transactions with Affiliates
7.2.14.	Restrictive Agreements, etc.
7.2.15.	Sale and Leaseback
7.2.16.	Foreign Subsidiaries
7.2.17.	Amendment of Organic Documents
7.2.18.	Fiscal Year

ARTICLE VIII EVENTS OF DEFAULT
8.1.	Listing of Events of Default
8.1.1.	Non-Payment of Obligations
8.1.2.	Breach of Warranty
8.1.3.	Non-Performance of Certain Covenants and Obligations
8.1.4.	Non-Performance of Other Covenants and Obligations
8.1.5.	Default on Other Indebtedness
8.1.6.	Judgments
8.1.7.	Pension Plans
8.1.8.	Change in Control
8.1.9.	Bankruptcy, Insolvency, etc.
8.1.10.	Impairment of Security, etc.
8.1.11.	Failure of Subordination.
8.1.12.	Parent Total Debt to Parent Total Capitalization Ratio.
8.2.	Action if Bankruptcy
8.3.	Action if Other Event of Default

ARTICLE IX THE ADMINISTRATIVE AGENT
9.1.	Actions
9.2.	Funding Reliance, etc.
9.3.	Exculpation
9.4.	Successor
9.5.	Credit Extensions by CSFB
9.6.	Credit Decisions
9.7.	Copies, etc.
9.8.	Reliance by Administrative Agent
9.9.	Defaults
9.10.	Syndication Agent and Documentation Agent

ARTICLE X MISCELLANEOUS PROVISIONS
10.1.	Waivers, Amendments, etc.
10.2.	Notices; Time
10.3.	Payment of Costs and Expenses
10.4.	Indemnification
10.5.	Survival
10.6.	Severability
10.7.	Headings
10.8.	Execution in Counterparts, Effectiveness, etc.
10.9.	Governing Law; Entire Agreement
10.10.	Successors and Assigns
10.11.	Other Transactions
10.12.	Forum Selection and Consent to Jurisdiction
10.13.	Waiver of Jury Trial
10.14.	Confidentiality

CREDIT AGREEMENT

                THIS CREDIT AGREEMENT, dated as of June 13, 2001, is among USP DOMESTIC HOLDINGS, INC., a Delaware corporation (the “Borrower”), the various financial institutions and other Persons from time to time parties hereto (the “Lenders”), CREDIT SUISSE FIRST BOSTON (“CSFB”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, LEHMAN COMMERCIAL PAPER INC. (“Lehman”), as syndication agent (in such capacity, the “Syndication Agent”) for the Lenders, and SOCIÉTÉ GÉNÉRALE (“SG”), as documentation agent (in such capacity, the “Documentation Agent”) for the Lenders.

W I T N E S S E T H:

                WHEREAS, the Borrower is a wholly-owned Subsidiary of United Surgical Partners Holdings, Inc., a Delaware corporation (“Holdings”), and Holdings is a wholly-owned Subsidiary of United Surgical Partners International, Inc., a Delaware corporation (“Parent”);

                WHEREAS, Parent intends to issue shares of its common stock in a public offering for gross cash proceeds of at least $115,000,000 (the “Parent IPO”), the proceeds of which will be used in part to repay approximately $35,000,000 of indebtedness of Parent (the “Parent Refinancing”), repay approximately $44,100,000 of indebtedness of OrthoLink Physicians Corporation, a Delaware corporation (“OrthoLink”) (the “OrthoLink Refinancing”) and redeem approximately $33,400,000 of preferred stock of Parent (the “Parent Stock Redemption”);

                WHEREAS, on or prior to the Closing Date, OrthoLink shall become a direct, wholly owned Subsidiary of the Borrower;

                WHEREAS, (i) Parent will issue pay-in-kind preferred stock in an amount equal to $20,000,000 and make a cash payment in an amount equal to $120,000 in satisfaction of $20,120,000 of current subordinated Indebtedness of Parent owed to Welsh, Carson, Anderson & Stowe VII, L.P. and certain other holders (the “Parent Debt Conversion”), and (ii) the Borrower will issue a 10% subordinated note (the “WCAS Note”) to WCAS Capital Partners III, L.P. in an amount equal to $36,000,000 in satisfaction of certain intercompany indebtedness owed by the Borrower to Parent (the “Borrower Debt Conversion”, and together with the Parent IPO, the Parent Refinancing, the OrthoLink Refinancing, the Parent Stock Redemption, the Parent Debt Conversion, the Borrower Debt Conversion (including the issuance of the WCAS Note) and all transactions related to the foregoing, collectively referred to herein as the “Transaction”);

                WHEREAS, in connection with the Transaction and the ongoing working capital and general corporate needs of the Borrower and its Consolidated Entities, the Borrower desires to obtain a revolving loan commitment (to include availability for revolving loans and letters of credit); and

                WHEREAS, the Lenders and the Issuer are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrower and issue (or participate in) Letters of Credit;

                NOW, THEREFORE, the parties hereto agree as follows.

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

                SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                “Administrative Agent” is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.4.

                “Affiliate” of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. “Control” of a Person means the power, directly or indirectly, (a) to vote 10% or more of the Equity Interests (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

                “Agents” means, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent.

                “Agreement” means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

                “Alternate Base Rate” means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of

                (a) the Base Rate in effect on such day; and

                (b) the Federal Funds Rate in effect on such day plus ½ of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; provided that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

                “Annualized” means, (a) with respect to the end of the first Fiscal Quarter of the 2001 Fiscal Year, the applicable amount for such Fiscal Quarter multiplied by four, (b) with respect to the second Fiscal Quarter of the 2001 Fiscal Year, the applicable amount for such Fiscal Quarter and the immediately preceding Fiscal Quarter multiplied by two, and (c) with respect to the third Fiscal Quarter of the 2001 Fiscal Year, the applicable amount for such Fiscal Quarter and the two immediately preceding Fiscal Quarters multiplied by one and one-third.

                Applicable Margin” means the applicable percentage set forth below corresponding to the relevant Total Debt to EBITDA Ratio:

Total Debt to EBTIDA Ratio	Applicable Margin For Base Rate Loans	Applicable Margin For LIBO Rate Loans

≥3.00:1	2.25%	3.25%
≥2.25:1 and < 3.00:1	2.00%	3.00%
≥1.75:1 and < 2.25:1	1.75%	2.75%
< 1.75:1	1.50%	2.50%

Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Total Debt to EBITDA Ratio), the Applicable Margin for all Loans from the Effective Date through (and including) the date upon which the Compliance Certificate for the second full Fiscal Quarter ending after the Closing Date is delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1 shall be 2.00% for Base Rate Loans and 3.00% for LIBO Rate Loans. The Total Debt to EBITDA Ratio used to compute the Applicable Margin shall be the Total Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the AdministrativeAgent. Changes in the Applicable Margin resulting from a change in the Total Debt to EBITDA Ratio. hall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1. If the Borrower shall fail to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of the Fiscal Year), the Applicable Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to but not including the date the Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin set forth above.

                “Approved Fund” means any Person (other than a natural Person) that (a) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and (b) is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender.

                “Authorized Officer” means, relative to any Obligor, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuer pursuant to Section 5.1.1.

                “Base Rate” means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its base rate for Dollars loaned in the United States. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

                “Base Rate Loan” means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

                “Borrower” is defined in the preamble.

                “Borrower Closing Date Certificate” means the closing date certificate executed and delivered by an Authorized Officer of the Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit E hereto.

                Borrower Debt Conversion” is defined in the fourth recital.

                Borrower Pledge and Security Agreement” means the pledge and security agreement executed and delivered by an Authorized Officer of the Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit J hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Borrowing” means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.1.

                “Borrowing Request” means a Loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B hereto.

                “Business Day” means

                (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

                (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

                “Capital Expenditures” means, for any period, the aggregate amount of (a) all expenditures of the Borrower and its Consolidated Entities for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures and (b) Capitalized Lease Liabilities incurred by the Borrower and its Consolidated Entities during such period.

                “Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

                “Cash Collateralize” means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms satisfactory to the Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit.

                “Cash Equivalent Investment” means, at any time:

                (a) any direct obligation of (or unconditionally guaranteed by) the United States or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or a State thereof) maturing not more than one year after such time;

                (b) commercial paper maturing not more than 270 days from the date of issue, which is issued by

                (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s, or

                (ii) any Lender (or its holding company);

                (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by either

                (i) any bank organized under the laws of the United States (or any State thereof) and which has (x) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

                (ii) any Lender; or

                (d) any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c)(i) which

   (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and

   (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder.

                “Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of any Person or any of its Subsidiaries.

                CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                CERCLIS” means the Comprehensive Environmental Response Compensation Liability Information System List.

                Change in Control” means.

                (a) the failure of Parent at any time to directly own beneficially and of record on a fully diluted basis 100% of the outstanding Equity Interests of Holdings, such Equity Interests to be held free and clear of all Liens (other than Liens granted under a Loan Document); or

                (b) the failure of Holdings at any time to directly own beneficially and of record on a fully diluted basis 100% of the outstanding Equity Interests of the Borrower, such Equity Interests to be held free and clear of all Liens (other than Liens granted under a Loan Document); or

                (c) any person or group (within the meaning of Sections 13(d) and 14(d) under the Exchange Act), other than Welsh, Carson, Anderson & Stowe VII, L.P. or its Affiliates, shall become the ultimate “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of Equity Interests representing more than 40% of the Equity Interests of Parent on a fully diluted basis; or

                (d) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Parent (together with any new directors whose election to such Board or whose nomination for election by the stockholders of Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Parent then in office; or

                (e) the occurrence of any “Change of Control” (or similar term) under (and as defined in) any Sub Debt Document.

                “Closing Date” means June 13, 2001.

                “Code” means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

                “Commitment” means, as the context may require, the Revolving Loan Commitment or the Letter of Credit Commitment.

                “Commitment Amount” means, as the context may require, the Revolving Loan Commitment Amount or the Letter of Credit Commitment Amount.

                “Commitment Termination Date” means the earliest of

                (a) July 15, 2001 (if the initial Credit Extension has not occurred on or prior to such date);

                (b) June 13, 2004;

                (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

                (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clauses (c) or (d), the Commitments shall terminate automatically and without any further action.

                “Commitment Termination Event” means

                (a) the occurrence of any Event of Default with respect to the Borrower described in clauses (a) through (d) of Section 8.1.9; or

                (b) the occurrence and continuance of any other Event of Default and either

                (i) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 8.3, or

                (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.

                “Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit F hereto, together with such changes thereto as the Administrative Agent may from time to time request for the purpose of monitoring the Borrower’s compliance with the financial covenants contained herein.

                “Confidential Information” means information relating to the Borrower, any of its Subsidiaries or any other Obligor obtained by any Secured Party pursuant to or in connection with this Agreement, or otherwise from or on behalf of the Borrower or any of its Subsidiaries or Affiliates (to the extent identified as Affiliates to the Administrative Agent and the Lenders) (including any such information obtained by either the Administrative Agent or any Lender in the course of any review of the books or records of the Borrower or any Subsidiary thereof as contemplated herein), but excluding information (i) that was previously known to any Secured Party (other than through a previous lending or other business relationship with the Borrower or any of its Subsidiaries), (ii) that is or subsequently becomes generally publicly known through no act or omission by any Secured Party or any Person acting therefor or (iii) that has been disclosed to any Secured Party from a third party without contravening the terms of this Agreement.

                “Consolidated Entities” means each of the Borrower’s Subsidiaries and each of the operating partnerships, limited liability companies, joint ventures or similar entities in which the Borrower has, directly or indirectly, invested, in each case which are consolidated in the Borrower’s financial statements delivered pursuant to Section 7.1.1.

                “Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor in connection with such debtor’s Indebtedness, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Equity Interests of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

                “Continuation/Conversion Notice” means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit D hereto.

                “Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

                “Copyright Security Agreement” means any copyright security agreement executed and delivered by any Obligor, substantially in the form of Exhibit C to any Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Credit Extension” means, as the context may require, (a) the making of a Loan by a Lender or (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

                “CSFB” is defined in the preamble.

                “Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

                “Disbursement” is defined in Section 2.6.2.

                “Disbursement Date” is defined in Section 2.6.2.

                “Disclosure Schedule” means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrower with the written consent of the Required Lenders.

                “Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrower’s or its Consolidated Entities’ assets (including accounts receivable and Equity Interests of Subsidiaries, but excluding cash) to any other Person (other than to another Obligor) in a single transaction or series of transactions.

                “Documentation Agent” is defined in the preamble.

                “Dollar” and the sign “$” mean lawful money of the United States.

                “EBITDA” means, for any applicable period, the sum of (a) Net Income, plus (b) to the extent deducted in determining Net Income, the sum of (i) amounts attributable to amortization, (ii) income tax expense, (iii) Interest Expense and (iv) depreciation of assets; provided that, for the first three Fiscal Quarters of the 2001 Fiscal Year, EBITDA shall be Annualized; provided further that EBITDA shall be adjusted to give pro forma effect to Permitted Acquisitions made during such period (such adjustment to be satisfactory to the Administrative Agent) as if such Permitted Acquisitions had been made at the beginning of such period; and provided further that, for purposes of calculating the Fixed Charge Coverage Ratio and the Interest Coverage Ratio, EBITDA shall include amounts attributable to Minority Interests to the extent deducted in determining Net Income.

                “Effective Date” means the date this Agreement becomes effective pursuant to Section 10.8.

                “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund or (d) any other Person (other than a natural Person) approved (in the case of this clause (d)) by the Agents, the Issuer (but then only in the case of any assignment of the Revolving Loan Commitment) and, unless (i) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (ii) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed)

                “Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

                “Equity Interests” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Effective Date.

                “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

                “Event of Default” is defined in Section 8.1.

                “Excess Cash Flow” means, for any Fiscal Year, (a) EBITDA for such Fiscal Year less (b) the sum (for such Fiscal Year) of (i) Interest Expense actually paid in cash by the Borrower and its Consolidated Entities, (ii) principal repayments, to the extent actually made, of Indebtedness by the Borrower and its Consolidated Entities (including Revolving Loans pursuant to Section 3.1.1), (iii) all income Taxes actually paid in cash by the Borrower and its Consolidated Entities, (iv) Capital Expenditures actually made by the Borrower and its Consolidated Entities in such Fiscal Year, (v) extraordinary non-recurring, non-cash charges acceptable to the Administrative Agent and (vi) the increase, if any, in current assets over current liabilities of the Borrower and its Consolidated Entities during such Fiscal Year, plus (c) the decrease, if any, of current assets over current liabilities of the Borrower and its Consolidated Entities during such Fiscal Year.

                “Exemption Certificate” is defined in clause (e) of Section 4.6.

                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                “Fee Letter” means the confidential letter, dated June 6, 2001, from the Agents to the Borrower.

                “Filing Agent” is defined in Section 5.1.8.

                “Filing Statements” is defined in Section 5.1.8.

                “Fiscal Quarter” means a quarter ending on the last day of March, June, September or December.

                “Fiscal Year” means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2001 Fiscal Year”) refer to the Fiscal Year ending on December 31 of such calendar year.

                “Fixed Charge Coverage Ratio” means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of (a) EBITDA (for all such Fiscal Quarters) minus Maintenance Capital Expenditures made during such Fiscal Quarters to (b) the sum (for all such Fiscal Quarters) of (i) Interest Expense, (ii) scheduled principal repayments of Indebtedness made during such period, and (iii) all income Taxes actually paid in cash by the Borrower and its Consolidated Entities; provided that, for the first three Fiscal Quarters of the 2001 Fiscal Year, the amounts set forth in clauses (a) and (b) shall be Annualized.

                “Foreign Subsidiary” means any Subsidiary that is not incorporated or organized under the laws of the United States or a state thereof.

                “F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

                “Ft. Worth” is defined in clause (j) of Section 7.2.5.

                “Ft. Worth Acquisition” is defined in clause (j) of Section 7.2.5.

                “GAAP” is defined in Section 1.4.

                “Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                “Hazardous Material” means (a) any “hazardous substance”, as defined by CERCLA, (b) any “hazardous waste”, as defined by the Resource Conservation and Recovery Act, as amended, or (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

                “Hedging Obligations” means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

                “herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

                “Holdings” is defined in the first recital.

                “Holdings Guaranty and Pledge Agreement” means the guaranty and pledge agreement executed and delivered by an Authorized Officer of Holdings pursuant to the terms of this Agreement, substantially in the form of Exhibit I hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Impermissible Qualification” means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower (a) which is of a “going concern” or similar nature, (b) which relates to the limited scope of examination of matters relevant to such financial statement, or (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in Default.

                “including” and “include” means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

                “Indebtedness” of any Person means:

                (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;.

                (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

                (c) all Capitalized Lease Liabilities of such Person;

                (d) for purposes of Section 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                (e) net Hedging Obligations of such Person;

                (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services after receipt or performance thereof (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements, but excluding earn-outs or other contingent purchase price adjustments in connection with acquisitions to the extent not yet determined), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                (g) obligations arising under Synthetic Leases; and

                (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                “Indemnified Liabilities” is defined in Section 10.4.

                “Indemnified Parties” is defined in Section 10.4.

                “Interest Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of (a) EBITDA (for all such Fiscal Quarters) to (b) the sum (for all such Fiscal Quarters) of Interest Expense.

                “Interest Expense” means, for any applicable period, without duplication, the aggregate interest expense (both accrued and paid and net of any interest income paid during such period to the Borrower and its Consolidated Entities) of the Borrower and its Consolidated Entities for such applicable period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.

                “Interest Period” means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Sections 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrower may select in its relevant notice pursuant to Sections 2.3 or 2.4; provided that

                (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

                (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

                “Investment” means, relative to any Person, (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person, (b) Contingent Liabilities in favor of any other Person, and (c) any Equity Interests held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

                “ISP Rules” is defined in Section 10.9.

                “Issuance Request” means a Letter of Credit request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

                “Issuer” means CSFB in its capacity as Issuer of the Letters of Credit. At the request of CSFB and with the Borrower’s consent (not to be unreasonably withheld), another Lender or an Affiliate of CSFB may issue one or more Letters of Credit hereunder.

                “Lehman” is defined in the preamble.

                “Lender Assignment Agreement” means an assignment agreement, substantially in the form of Exhibit L hereto.

                “Lenders” is defined in the preamble.

                “Lender’s Environmental Liability” means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys’ fees at trial and appellate levels and experts’ fees and disbursements ands expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender or any Issuer or any of such Person’s Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

                (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrower or any of its Consolidated Entities, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrower’s or any of its Consolidated Entities’ or any of their respective predecessors’ properties;

                (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.12;

                (c) any violation or claim of violation by the Borrower or any of its Consolidated Entities of any Environmental Laws; or

                (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Borrower or any of its Consolidated Entities, or in connection with any property owned or formerly owned by the Borrower or any of its Consolidated Entities.

                “Letter of Credit” is defined in Section 2.1.2.

                “Letter of Credit Commitment” means the Issuer’s obligation to issue Letters of Credit pursuant to Section 2.1.2.

                “Letter of Credit Commitment Amount” means, on any date, a maximum amount of $2,500,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

                “Letter of Credit Outstandings” means, on any date, an amount equal to the sum of (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit, and (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

                “LIBO Rate” means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent’s LIBOR Office in the London interbank market as at or about 11:00 a.m. London, England time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent’s LIBO Rate Loan and for a period approximately equal to such Interest Period.

                “LIBO Rate Loan” means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

                “LIBO Rate (Reserve Adjusted)” means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum determined pursuant to the following formula:

LIBO Rate	=	LIBO Rate

(Reserve Adjusted)		1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

                “LIBOR Office” means the office of a Lender designated as its “LIBOR Office” on Schedule II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

                “LIBOR Reserve Percentage” means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including “Eurocurrency Liabilities”, as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

                “Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

                “Loan” means a Revolving Loan.

                “Loan Documents” means, collectively, this Agreement, the Revolving Notes, the Letters of Credit, each Rate Protection Agreement, the Fee Letter, the Subsidiary Guaranty, each Pledge Agreement, each Mortgage, each other agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein, but excluding the commitment letter, dated June 6, 2001, from the Agents to the Borrower.

                “Maintenance Capital Expenditures” means any Capital Expenditures made with respect to the maintenance of existing assets.

                “Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or the Borrower and its Consolidated Entities taken as a whole, (b) the rights and remedies of any Secured Party under any Loan Document or (c) the ability of any Obligor to perform its Obligations under any Loan Document.

                “Minority Interests” means, with respect to Consolidated Entities, the Equity Interests held by Persons other than the Borrower or Subsidiary Guarantors as reflected in the financial statements of the Borrower in accordance with GAAP.

                “Moody’s” means Moody’s Investors Service, Inc.

                “Mortgage” means each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement, in form and substance satisfactory to the Administrative Agent, under which a Lien is granted on the real property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by the Borrower or any of its Consolidated Entities in connection with such Casualty Event in excess of $500,000, individually or in the aggregate over the course of a Fiscal Year (net of all reasonable and customary collection expenses thereof), but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first priority Lien permitted by Section 7.2.3 on the property which is the subject of such Casualty Event.

                “Net Disposition Proceeds” means, with respect to any Disposition pursuant to clause (d) of Section 7.2.11, the excess of (a) the gross cash proceeds received by the Borrower or any of its Consolidated Entities from such Disposition and any cash payment received in respect of promissory notes or other non-cash consideration delivered to the Borrower or its Consolidated Entities in respect thereof, over (b) the sum of (i) all reasonable and customary legal, investment banking, brokerage and accounting fees and expenses incurred in connection with such Disposition, (ii) all taxes actually paid or estimated by the Borrower to be payable in cash within the next 12 months in connection with such Disposition, (iii) payments made by the Borrower or any of its Consolidated Entities to retire Indebtedness (other than the Credit Extensions) where payment of such Indebtedness is required in connection with such Disposition and (iv) amounts attributable to Minority Interests; provided that if the amount of any estimated taxes pursuant to clause (ii) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Disposition Proceeds.

                “Net Equity Proceeds” means, with respect to the sale or issuance after the Closing Date by the Borrower to any Person of any Equity Interests, warrants or options or the exercise of any such warrants or options, the excess of (a) the gross cash proceeds received by such Person from such sale, exercise or issuance, over (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Affiliates of the Borrower in connection therewith.

                “Net Income” means, for any period, the aggregate of all amounts (exclusive of all amounts in respect of any extraordinary gains but including extraordinary losses) which would be included as net income on the consolidated financial statements of the Borrower and its Consolidated Entities for such period.

                “Non-Consolidated Entities” means each of the operating partnerships, limited liability companies, joint ventures or similar entities in which the Borrower has, directly or indirectly, invested, other than the Consolidated Entities.

                “Non-Excluded Taxes” means any Taxes other than net income and franchise taxes imposed with respect to any Secured Party by any Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its applicable lending office.

                “Non-U.S. Lender” means any Lender that is not a “United States person”, as defined under Section 7701(a)(30) of the Code.

                “Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrower and each other Obligor arising under or in connection with a Loan Document, including Reimbursement Obligations and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans.

                “Obligor” means, as the context may require, the Borrower and each other Person (other than a Secured Party) obligated under any Loan Document.

                “Operating Entities” means the operating partnerships, limited liability companies, joint ventures or similar entities in which the Borrower has, directly or indirectly, invested and which actively engage in business (other than solely in investment and management activities).

                “Organic Document” means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, regulations, certificate of partnership, partnership agreement, certificate of formation, limited liability company agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor’s partnership interests, limited liability company interests or authorized shares of Equity Interests.

                “Other Taxes” means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

                “OrthoLink” is defined in the second recital.

                “OrthoLink Refinancing” is defined in the second recital.

                “Parent” is defined in the first recital.

                “Parent Debt Conversion” is defined in the fourth recital.

                “Parent Guaranty and Pledge Agreement” means the guaranty and pledge agreement executed and delivered by an Authorized Officer of Parent pursuant to the terms of this Agreement, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Parent IPO” is defined in the second recital.

                “Parent Refinancing” is defined in the second recital.

                “Parent Stock Redemption” is defined in the second recital.

                “Parent Total Capitalization” means, at any time, the sum of (a) the sum of all amounts (without duplication) which, in accordance with GAAP, would be included in Parent’s stockholders’ equity (excluding unrealized gains or losses recorded pursuant to FAS 115) as required to be reported in Parent’s then most recent consolidated balance sheet, and (b) Parent Total Debt.

                “Parent Total Debt” means, on any date, the outstanding principal amount of all Indebtedness of Parent and its Subsidiaries of the type referred to in clauses (a), (b), (c) and (g), in each case of the definition of “Indebtedness” and any Contingent Liability in respect of any of the foregoing.

                “Parent Total Debt to Parent Total Capitalization Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) Parent Total Debt outstanding on such day to (b) Parent Total Capitalization on such day.

                “Participant” is defined in clause (d) of Section 10.10.

                “Patent Security Agreement” means any patent security agreement executed and delivered by any Obligor, substantially in the form of Exhibit A to any Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

                “Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

                “Percentage” means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth opposite its name on Schedule II hereto under the Percentage column or set forth in a Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its assignee Lender and delivered pursuant to Section 10.10. A Lender shall not have any Revolving Loan Commitment if its Percentage is zero.

                “Permitted Acquisition” means an acquisition (whether pursuant to an acquisition of Equity Interests, assets or otherwise) by the Borrower or any Consolidated Entity from any Person of a business (or an increase of an existing Equity Interest therein) in which the following conditions are satisfied:

   (a) immediately before and after giving effect to such acquisition, no Default shall have occurred and be continuing or would result therefrom (including under Section 7.2.1); and

   (b) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to the consummation of such acquisition and evidencing compliance with the covenants set forth in Section 7.2.4.

                “Permitted Foreign Investment” means an Investment by the Borrower in Foreign Subsidiaries of Holdings located in Western Europe in which the following conditions are satisfied:

                (a) immediately before and after giving effect to such Investment, no Default shall have occurred and be continuing or would result therefrom; and

                (b) the Borrower shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such Investment (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to the consummation of such Investment and evidencing compliance with the covenants set forth in Section 7.2.4.

                “Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

                “Pledge Agreement” means, as the context may require, the Parent Guaranty and Pledge Agreement, the Holdings Guaranty and Pledge Agreement, the Borrower Pledge and Security Agreement or the Subsidiary Pledge and Security Agreement.

                “Pledged Subsidiary” means each Subsidiary in respect of which the Administrative Agent has been granted a security interest in or a pledge of (i) any of the Equity Interests of such Subsidiary or (ii) any intercompany notes of such Subsidiary owing to the Borrower or another Subsidiary.

                “Quarterly Payment Date” means the last day of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.

                “Rate Protection Agreement” means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrower or any of its Consolidated Entities under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender.

                “Register” is defined in clause (b) of Section 2.7.

                “Reimbursement Obligation” is defined in Section 2.6.3.

                “Release” means a “release”, as such term is defined in CERCLA.

                “Required Lenders” means (a) at any time in which there are three or less non-affiliated Lenders, all such Lenders and (b) at any time in which there are four or more non-affiliated Lenders, Lenders holding at least 51% of the Total Exposure Amount.

                “Resource Conservation and Recovery Act” means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

                “Restricted Entities” means those Consolidated Entities and Non-Consolidated Entities that, due to restrictions contained in their Organic Documents or in agreements to which they are a party, are unable to provide a guaranty of the Obligations or place a Lien on their assets and in which the Secured Parties are unable to obtain a pledge of their Equity Interests.

                “Restricted Payment” means the declaration or payment of any dividend (other than dividends payable solely in Equity Interests of the Borrower or any Consolidated Entity) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Equity Interests of the Borrower or any Consolidated Entity or any warrants or options to purchase any such Equity Interests, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of the Borrower or any Consolidated Entity or otherwise.

                “Revolving Loan” is defined in Section 2.1.1.

                “Revolving Loan Commitment” means, relative to any Lender, such Lender’s obligation (if any) to make Revolving Loans pursuant to Section 2.1.1.

                “Revolving Loan Commitment Amount” means, on any date, $55,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

                “Revolving Note” means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                “S&P” means Standard & Poor’s Rating Services, a division of McGraw-Hill, Inc.

                “SEC” means the Securities and Exchange Commission.

                “Secured Parties” means, collectively, the Lenders, the Issuer, the Administrative Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, transferees and assigns.

                “Senior Debt” means Total Debt less all Subordinated Debt.

                “Senior Debt to EBITDA Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) Senior Debt outstanding on such day to (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

                “SG” is defined in the preamble.

                “Stated Amount” means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

                “Stated Expiry Date” is defined in Section 2.6.

                “Stated Maturity Date” means June 13, 2004.

                “Sub Debt Documents” means, collectively, the WCAS Note and any other loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with Section 7.2.12.

                “Subordinated Debt” means the WCAS Debt and other unsecured Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Administrative Agent.

                “Subordination Provisions” is defined in Section 8.1.11.

                “Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Interests of such other Person (irrespective of whether at the time Equity Interests of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of the Borrower.

                “Subsidiary Guarantor” means each Wholly-Owned Subsidiary.

                “Subsidiary Guaranty” means the subsidiary guaranty executed and delivered by each Subsidiary Guarantor pursuant to the terms of this Agreement, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Subsidiary Pledge and Security Agreement” means the pledge and security agreement executed and delivered by each Subsidiary Guarantor pursuant to the terms of this Agreement, substantially in the form of Exhibit K hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Syndication Agent” is defined in the preamble.

                “Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

                “Taxes” means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

                “Termination Date” means the date on which all Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), all Rate Protection Agreements have been terminated and all Commitments shall have terminated.

                “Total Debt” means, on any date, the outstanding principal amount of all Indebtedness of the Borrower and its Consolidated Entities of the type referred to in clause (a) (which, in the case of the Loans, shall be deemed to equal the average daily amount of the Loans outstanding for the Fiscal Quarter ending on or immediately preceding the date of determination), clause (b) (which, in the case of Letter of Credit Outstandings shall be deemed to equal the average daily amount of Letter of Credit Outstandings for the Fiscal Quarter ending on or immediately preceding the date of determination), clause (c) and clause (g), in each case of the definition of “Indebtedness” (exclusive of intercompany Indebtedness between the Borrower and its Consolidated Entities) and any Contingent Liability in respect of any of the foregoing.

                “Total Debt to EBITDA Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) Total Debt outstanding on such day to (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

                “Total Exposure Amount” means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

                “Trademark Security Agreement” means any trademark security agreement executed and delivered by any Obligor, substantially in the form of Exhibit B to any Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

                “Transaction” is defined in the fourth recital.

                “Transaction Documents” means, collectively, each document entered into in connection with any part the Transaction, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

                “type” means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

                “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

                “United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

                “Voting Interests” means, with respect to any Person, Equity Interests of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                “WCAS Debt” means the subordinated Indebtedness of the Borrower owed to WCAS Capital Partners III, L.P. and evidenced by the WCAS Note.

                “WCAS Note” is defined in the fourth recital.

                “Welfare Plan” means a “welfare plan”, as such term is defined in Section 3(1) of ERISA.

                “Wholly-Owned Subsidiary” means any Subsidiary all of the outstanding Equity Interests of which (other than any director’s qualifying shares) are owned directly or indirectly by the Borrower.

                SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

                SECTION 1.3. Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

                SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles (“GAAP”) applied in the preparation of the financial statements referred to in clause (a) of Section 5.1.12. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for the Borrower and its Consolidated Entities, in each case without duplication.

ARTICLE II
COMMITMENTS, BORROWING AND ISSUANCE
PROCEDURES, NOTES AND LETTERS OF CREDIT

                SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuer severally agree to make Credit Extensions as set forth below.

                SECTION 2.1.1. Revolving Loan Commitment. From time to time on any Business Day occurring from and after the Effective Date but prior to the Commitment Termination Date, each Lender that has a Revolving Loan Commitment agrees that it will make loans (relative to such Lender, its “Revolving Loans”) to the Borrower equal to such Lender’s Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans. No Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Lender, together with such Lender’s Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender’s Percentage of the then existing Revolving Loan Commitment Amount.

                SECTION 2.1.2. Letter of Credit Commitment. From time to time on any Business Day occurring from and after the Effective Date but prior to the Commitment Termination Date, the relevant Issuer agrees that it will

                (a) issue one or more standby letters of credit (relative to such Issuer, its “Letter of Credit”) for the account of the Borrower or any Subsidiary Guarantor in the Stated Amount requested by the Borrower on such day; or

                (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder.

No Stated Expiry Date shall extend beyond the earlier of (i) the Commitment Termination Date and (ii) unless otherwise agreed to by the Issuer in its sole discretion, one year from the date of such extension. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans then outstanding would exceed the Revolving Loan Commitment Amount.

                SECTION 2.2. Reduction of the Commitment Amounts. The Commitment Amounts are subject to reduction from time to time as set forth below.

                SECTION 2.2.1. Optional. The Borrower may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrower; provided that all such reductions shall require at least one Business Day’s prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Letter of Credit Commitment Amount (as directed by the Borrower in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Issuer.

                SECTION 2.2.2. Mandatory. The Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date that Revolving Loans are required to be prepaid with any Net Equity Proceeds, Net Disposition Proceeds or Net Casualty Proceeds in an amount equal to the amount by which Revolving Loans are required to be prepaid.

                SECTION 2.3. Borrowing Procedures. By delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m. on a Business Day, the Borrower may from time to time irrevocably request, on such Business Day in the case of Base Rate Loans, or on not less than three Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five Business Days’ notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $250,000, in the case of Base Rate Loans, in a minimum amount of $250,000 and an integral multiple of $100,000 or, in either case, in the unused amount of the applicable Commitment; provided that all of the initial Loans shall be made as Base Rate Loans. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. on such Business Day, each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender’s Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender’s obligation to make any Loan shall be affected by any other Lender’s failure to make any Loan.

                SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m. on a Business Day, the Borrower may from time to time irrevocably elect, on not less than one Business Day’s notice in the case of Base Rate Loans, or three Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five Business Days’ notice, that all, or any portion in an aggregate minimum amount of $250,000 and an integral multiple of $100,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

                SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office’s interbank eurodollar market.

                SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m. on a Business Day, the Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days’ notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days’ prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that an Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit in such form as may be requested by the Borrower and approved by such Issuer, solely for the purposes described in Section 7.1.7. Each Letter of Credit shall by its terms be stated to expire on a date (its “Stated Expiry Date”) no later than the earlier to occur of (i) the Commitment Termination Date or (ii) (unless otherwise agreed to by an Issuer, in its sole discretion), one year from the date of its issuance. Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues.

                SECTION 2.6.1. Other Lenders’ Participation. Upon the issuance of each Letter of Credit, and without further action, each Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its Percentage, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Lender shall, to the extent of its Percentage, be responsible for reimbursing within one Business Day the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to an Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed any Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

                SECTION 2.6.2. Disbursements. An Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the “Disbursement Date”) such payment shall be made (each such payment, a “Disbursement”). Subject to the terms and provisions of such Letter of Credit and this Agreement, the applicable Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. on the first Business Day following the Disbursement Date, the Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary Guarantor).

                SECTION 2.6.3. Reimbursement. The obligation (a “Reimbursement Obligation”) of the Borrower under Section 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrower to reimburse an Issuer, each Lender’s obligation under Section 2.6.1 to reimburse an Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer’s good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of such Issuer.

                SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Default under Section 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

                (a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to the Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

                (b) the Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by such Issuer. Amounts payable by the Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations.

                SECTION 2.6.5. Nature of Reimbursement Obligations. The Borrower, each other Obligor and, to the extent set forth in Section 2.6.1, each Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

                (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

                (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

                SECTION 2.7. Revolving Notes. (a) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a Revolving Note evidencing the Loans made by, and payable to the order of, such Lender in a maximum principal amount equal to such Lender’s Percentage of the Revolving Loan Commitment Amount. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Revolving Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, be conclusive and binding on each Obligor absent manifest error; provided that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Obligor.

                (b) The Borrower hereby designates the Administrative Agent to serve as the Borrower’s agent, solely for the purpose of this clause, to maintain a register (the “Register”) on which the Administrative Agent will record each Lender’s Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans, annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 10.10. Failure to make any recordation, or any error in such recordation, shall not affect any Obligor’s Obligations. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered (or, if applicable, to which a Revolving Note has been issued) as the owner thereof for the purposes of all Loan Documents, notwithstanding notice or any provision herein to the contrary. Any assignment or transfer of a Commitment or the Loans made pursuant hereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement that has been executed by the requisite parties pursuant to Section 10.10. No assignment or transfer of a Lender’s Commitment or Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

ARTICLE III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

                SECTION 3.1. Repayments and Prepayments; Application. The Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

                SECTION 3.1.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of the Loans shall or may be made as set forth below.

                (a) From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving Loans; provided that (A) any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days’ prior notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $250,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $250,000 and an integral multiple of $100,000.

                (b) On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Borrower shall make a mandatory prepayment of Revolving Loans and, if necessary, Cash Collateralize all Letter of Credit Outstandings, in an aggregate amount equal to such excess.

                (c) Concurrently with the receipt by the Borrower of any Net Equity Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 50% of such Net Equity Proceeds, to be applied as set forth in Section 3.1.2; provided that no such prepayment shall be required to be made beyond the extent that the amount of Total Debt as reduced by giving effect to such prepayment would result, on a pro forma basis, in a Total Debt to EBITDA Ratio of 3.0:1 or less as of the end of the immediately preceding Fiscal Quarter.

                (d) Concurrently with the receipt by the Borrower or any of its Subsidiary Guarantors of any Net Disposition Proceeds, the Borrower shall deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and, to the extent the amount of such Net Disposition Proceeds with respect to any single transaction or series of related transactions exceeds $50,000 (up to a maximum aggregate amount equal to $250,000 in any Fiscal Year), make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Disposition Proceeds, to be applied as set forth in Section 3.1.2; provided that no mandatory prepayment on account of such Net Disposition Proceeds shall be required under this clause if the Borrower informs the Administrative Agent no later than 30 days following the receipt of any Net Disposition Proceeds of its or its Subsidiary Guarantor’s good faith intention to apply such Net Disposition Proceeds to the acquisition of other assets or property consistent with the business permitted to be conducted pursuant to Section 7.2.1 (including by way of merger or Investment) within 365 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds unused after such 365 day period being applied to the Loans as set forth in Section 3.1.2.

                (e) Concurrently with the receipt by the Borrower or any of its Subsidiary Guarantors of any Net Casualty Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Casualty Proceeds, to be applied as set forth in Section 3.1.2; provided that no mandatory prepayment on account of Net Casualty Proceeds shall be required under this clause if the Borrower informs the Administrative Agent no later  than 30 days following the occurrence of the Casualty Event resulting in such Net Casualty Proceeds of its or its Subsidiary Guarantor’s good faith intention to apply such Net Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or  property subject to such Casualty Event or the acquisition of other assets or property consistent with the business permitted to be conducted pursuant to Section 7.2.1 (including by way of  merger or Investment) and in fact uses such Net Casualty Proceeds to rebuild or replace the damaged, destroyed or condemned assets or property subject to such Casualty Event or to acquire such other property or assets within 365 days following the receipt of such Net Casualty Proceeds, with the amount of such Net Casualty Proceeds unused after such 365 day period being applied to the Loans as set forth in Section 3.1.2; provided further, however, that at any time when any Event of Default shall have occurred and be continuing or Net Casualty Proceeds not applied as provided above shall exceed $1,000,000, such Net Casualty Proceeds will be deposited in an account maintained with the Administrative Agent (over which the Administrative Agent has sole dominion and control) for disbursement at the request of the Borrower to pay for such rebuilding, replacement or acquisition.

                (f) No later than five Business Days following the delivery by the Borrower of its annual audited financial reports required pursuant to clause (b) of Section 7.1.1 (beginning with the financial reports delivered in respect of the 2001 Fiscal Year), the Borrower shall deliver to the Administrative Agent a calculation of the Excess Cash Flow for the Fiscal Year last ended and, no later than five Business Days following the delivery of such calculation, make or cause to be made a mandatory prepayment of the Loans in an amount equal to 50% of the Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in Section 3.1.2; provided that no such prepayment shall be required to be made beyond the extent that the amount of Total Debt as reduced by giving effect to such prepayment would result, on a pro forma basis, in a Total Debt to EBITDA Ratio of 3.0:1 or less as of the end of the immediately preceding Fiscal Quarter.

                (g) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrower shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

                SECTION 3.1.2. Application. Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

                (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

                (b) Each prepayment of the Loans made pursuant to clauses (c), (d) and (e) of Section 3.1.1 shall result in a corresponding reduction of the Revolving Loan Commitment Amount in accordance with Section 2.2.2.

                SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with the terms set forth below.

                SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

                (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

                SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (a) in the case of overdue principal on any Loan, the rate of interest that otherwise would be applicable to such Loan plus 2% per annum; and (b) in the case of overdue interest, fees, and other monetary Obligations, the Alternate Base Rate plus 2% per annum.

                SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                (a) on the Stated Maturity Date therefor;

                (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

                (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

                (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

                (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

                SECTION 3.3. Fees. The Borrower agrees to pay the fees set forth below. All such fees shall be non-refundable.

                SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrower’s inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Commitment Termination Date, a commitment fee in an amount per annum equal to 0.50% of such Lender’s Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings). All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrower in arrears on the Effective Date and thereafter on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Commitment Termination Date.

                SECTION 3.3.2. Agent’s Fee. The Borrower agrees to pay to the Administrative Agent, for its own account, the fees in the amounts and on the dates set forth in the Fee Letter.

                SECTION 3.3.3. Letter of Credit Fee. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of the applicable Issuer and each Lender, a Letter of Credit fee in an amount equal to the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Commitment Termination Date. The Borrower further agrees to pay to the applicable Issuer quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Commitment Termination Date an issuance fee as specified in the Fee Letter or as otherwise agreed to by the Borrower and such Issuer.

ARTICLE IV
CERTAIN LIBO RATE AND OTHER PROVISIONS

                SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

                SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

                (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

                (b) by reason of circumstances affecting it’s relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

                SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Lender and Issuer for any increase in the cost to such Lender or Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party’s Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Closing Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively. Each affected Secured Party shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

                SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

                (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;

                (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

                (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

                SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the Borrower, the Borrower shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

                SECTION 4.6. Taxes. The Borrower covenants and agrees as follows with respect to Taxes.

                (a) Any and all payments by the Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by any Obligor to or on behalf of any Secured Party under any Loan Document, then:

                (i) subject to clause (f), if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

                (ii) the Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

                (b) In addition, the Borrower shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

                (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

                (d) Subject to clause (f), the Borrower shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided that no Secured Party shall be under any obligation to provide any such notice to the Borrower). In addition, the Borrower shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of theBorrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. The Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrower provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

                (e) Each Non-U.S. Lender, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only for so long as such non-U.S. Lender is legally entitled to do so), shall deliver to the Borrower and the Administrative Agent either (i) two duly completed copies of either (x) Internal Revenue Service Form W-8BEN claiming eligibility of the Non-U.S. Lender for benefits of an income tax treaty to which the United States is a party or (y) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (referred to as an “Exemption Certificate”) and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form.

                (f) The Borrower shall not be obligated to pay any additional amounts to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided that the Borrower shall be obligated to pay additional amounts to any such Lender pursuant to clause (a)(i), and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Closing Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender’s lending office was made at the request of the Borrower or (iii) the obligation to pay any additional amounts to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an assignee Lender that becomes a Lender as a result of an assignment made at the request of the Borrower.

                SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided in a Loan Document, all payments by the Borrower pursuant to each Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrower; provided that failure by the Administrative Agent to provide such notice shall not excuse any required payments. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days). Payments due on other than a Business Day shall (except as otherwise required by clause (c) of the definition of “Interest Period”) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

                SECTION 4.8. Sharing of Payments. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party’s ratable share (according to the proportion of (a) the amount of such selling Secured Party’s required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. The Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

                SECTION 4.9. Setoff. Each Secured Party shall, upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Secured Party; provided that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Secured Party agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

ARTICLE V
CONDITIONS TO CREDIT EXTENSIONS

                SECTION 5.1. Initial Credit Extension. The obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article.

                SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Obligor and (ii) a certificate, dated the Closing Date, duly executed and delivered by such Obligor’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

                (a) resolutions of each such Obligor’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transaction applicable to such Obligor and the execution, delivery and performance of each Loan Document to be executed by such Obligor and the transactions contemplated hereby and thereby;

                (b) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Obligor; and

                (c) the full force and validity of each Organic Document of such Obligor and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Obligor canceling or amending the prior certificate of such Obligor.

                SECTION 5.1.2. Delivery of Revolving Notes. The Administrative Agent shall have received, for the account of each Lender that has requested a Revolving Note, such Lender’s Revolving Notes, duly executed and delivered by an Authorized Officer of the Borrower.

                SECTION 5.1.3. Subsidiary Guaranty. The Administrative Agent shall have received the Subsidiary Guaranty, dated as of the date hereof, duly executed and delivered by an Authorized Officer of each Subsidiary Guarantor.

                SECTION 5.1.4. Parent Guaranty and Pledge Agreement. The Administrative Agent shall have received the Parent Guaranty and Pledge Agreement, dated as of the date hereof, duly executed and delivered by an Authorized Officer of Parent, together with certificates evidencing all of the issued and outstanding Equity Interests of Holdings, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank. The Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, in the collateral described above is a first priority (or local equivalent thereof) security interest, and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

                SECTION 5.1.5. Holdings Guaranty and Pledge Agreement. The Administrative Agent shall have received the Holdings Guaranty and Pledge Agreement, dated as of the date hereof, duly executed and delivered by an Authorized Officer of Holdings, together with certificates evidencing all of the issued and outstanding Equity Interests of the Borrower and USP International Holdings, Inc., which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank. The Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, in the collateral described above is a first priority (or local equivalent thereof) security interest, and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

                SECTION 5.1.6. Borrower Pledge and Security Agreement. The Administrative Agent shall have received the Borrower Pledge and Security Agreement, dated as of the date hereof, duly executed and delivered by an Authorized Officer of the Borrower, together with:

                (a) certificates evidencing all of the issued and outstanding Equity Interests owned by the Borrower in its Subsidiaries (other than Restricted Entities), which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any Equity Interests are uncertificated Equity Interests, confirmation and evidence satisfactory to the Administrative Agent that the security interest therein has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Equity Interests;

                (b) all Intercompany Notes (as defined in the Borrower Pledge and Security Agreement), if any, evidencing Indebtedness payable to the Borrower duly endorsed to the order of the Administrative Agent, together with Filing Statements (or similar instruments) in respect of such Intercompany Notes executed by the Borrower to be filed in such jurisdictions as the Administrative Agent may reasonably request;

                (c) executed copies of Filing Statements naming the Borrower as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to the Borrower Pledge and Security Agreement;

                (d) executed copies of proper UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i) in any collateral described in the Borrower Pledge and Security Agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule, together with such other UCC Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors; and

                (e) certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Borrower (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Loan Document).

The Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, in the collateral described above is a first priority (or local equivalent thereof) security interest, and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

                SECTION 5.1.7. Subsidiary Pledge and Security Agreement. The Administrative Agent shall have received the Subsidiary Pledge and Security Agreement, dated as of the date hereof, duly executed and delivered by an Authorized Officer of each Subsidiary Guarantor, together with:

                (a) certificates evidencing all of the issued and outstanding Equity Interests owned by such Subsidiary Guarantor in its Subsidiaries (other than Restricted Entities), which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, if any Equity Interests are uncertificated Equity Interests, confirmation and evidence satisfactory to the Administrative Agent that the security interest therein has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Equity Interests;

                (b) all Intercompany Notes (as defined in the Subsidiary Pledge and Security Agreement), if any, evidencing Indebtedness payable to a Subsidiary duly endorsed to the order of the Administrative Agent, together with Filing Statements (or similar instruments) in respect of such Intercompany Notes executed by such Subsidiary to be filed in such jurisdictions as the Administrative Agent may reasonably request;

                (c) executed copies of Filing Statements naming each such Subsidiary as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to the Borrower Pledge and Security Agreement;

                (d) executed copies of proper UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i) in any collateral described in the Subsidiary Pledge and Security Agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule, together with such other UCC Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors; and

                (e) certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name any such Subsidiary (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Loan Document).

The Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, in the collateral described above is a first priority (or local equivalent thereof) security interest, and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document. Notwithstanding the foregoing, no Lien shall be granted by USP Chandler, Inc. on its Equity Interests in Warner Park Surgery Center, L.P., so long as such Equity Interests are assigned by USP Chandler, Inc. to Orthopedic and Surgical Specialty Company, LLC on or before December 31, 2001.

                SECTION 5.1.8. Filing Agent, etc. All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code (Form UCC-3) termination statements required pursuant to the Loan Documents (collectively, the “Filing Statements”) shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Administrative Agent (the “Filing Agent”). The Filing Agent shall have acknowledged in a writing satisfactory to the Administrative Agent and its counsel (i) the Filing Agent’s receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Administrative Agent and its counsel of the results of such submissions within 30 days following the Closing Date.

                SECTION 5.1.9. Closing Date Certificate. The Administrative Agent shall have received the Borrower Closing Date Certificate, dated the Closing Date, duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Borrower Closing Date Certificate shall be in form and substance satisfactory to the Administrative Agent.

                SECTION 5.1.10. Solvency, etc. The Administrative Agent shall have received a solvency certificate, dated the Closing Date, duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrower, in form and substance satisfactory to the Administrative Agent.

                SECTION 5.1.11. Insurance. The Administrative Agent shall have received certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant to each Loan Document.

                SECTION 5.1.12. Financial Information, etc. The Administrative Agent shall have received

                (a) (i) audited consolidated financial statements of OrthoLink as at December 31, 2000, (ii) an audited consolidated balance sheet of the Borrower and its Consolidated Entities as at December 31, 2000, and (iii) an unaudited income statement of the Borrower and its Consolidated Subsidiaries as December 31, 2000;

                (b) a pro forma unaudited consolidated balance sheet of the Borrower and its Consolidated Entities as of April 30, 2001, certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the Transaction and all the transactions contemplated by this Agreement (including the making of the initial Credit Extension), which shall be satisfactory to the Administrative Agent;

                (c) a pro forma Compliance Certificate, dated the Closing Date, certified by the chief financial or accounting Authorized Officer of the Borrower, giving effect to the consummation of the Transaction and all the transactions contemplated by this Agreement (including the making of the initial Credit Extension) as of April 30, 2001, and as to such items therein as the Administrative Agent reasonably requests;

                (d) a business plan for the 2001 through 2003 Fiscal Years, together with cash flow projections for the 2001 through 2006 Fiscal Years and a written analysis of the business and prospects of Parent, Holdings, the Borrower and its Consolidated Entities for the period from the Closing Date through the Stated Maturity Date, in each case satisfactory to the Administrative Agent; and

                (e) evidence satisfactory to the Administrative Agent that the Borrower’s consolidated pro forma EBITDA, adjusted to give effect to the subtraction of amounts attributable to Minority Interests and the consummation of the acquisition of OrthoLink and inclusive of add-backs for certain one-time, non-recurring charges not exceeding $6,700,000, for the 2000 Fiscal Year is not less than $17,500,000.

                SECTION 5.1.13. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Closing Date and addressed to the Administrative Agent and all Lenders, from

                (a) Nossaman, Guthner, Knox & Elliott, LLP, special counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

                (b) Reboul, MacMurray, Hewitt, Maynard & Kristol, New York counsel to the Obligors, in form and substance satisfactory to the Administrative Agent;

                (c) Greenebaum, Doll, McDonald, PLCC, Tennessee counsel to the Obligors, in form and substance satisfactory to the Administrative Agent; and

                (d) Donohoe, Jameson & Carroll, PC, Texas counsel to the Obligors, in form and substance satisfactory to the Administrative Agent.

                SECTION 5.1.14. Consummation of Transaction. The Administrative Agent shall have received evidence satisfactory to it that all actions necessary to consummate the Transaction shall have been taken in accordance with all applicable law and in accordance with the terms of each applicable Transaction Document, without amendment or waiver of any material provision thereof.

                SECTION 5.1.15. Transaction Documents. The Administrative Agent shall have received copies of fully executed versions of the Transaction Documents reasonably requested by the Administrative Agent, certified to be true and complete copies thereof by an Authorized Officer of the Borrower. Each Transaction Document shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Transaction, as applicable, unless otherwise agreed to by the Required Lenders.

                SECTION 5.1.16. Payment of Outstanding Indebtedness, etc. All Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

                SECTION 5.1.17. Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and, if then invoiced, 10.3.

                SECTION 5.2. All Credit Extensions. The obligation of each Lender and each Issuer to make any Credit Extension shall be subject to and the satisfaction of each of the conditions precedent set forth below.

                SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

                (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

                (b) no Default shall have then occurred and be continuing.

                SECTION 5.2.2. Credit Extension Request, etc. The Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct in all material respects.

                SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

                In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, the Borrower represents and warrants to each Secured Party as set forth in this Article.

                SECTION 6.1. Organization, etc. Each Obligor is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

                SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of each Loan Document executed or to be executed by it, each Obligor’s participation in the consummation of all aspects of the Transaction, and the execution, delivery and performance by the Borrower or (if applicable) any Obligor of the agreements executed and delivered by it in connection with the Transaction are in each case within such Person’s powers, have been duly authorized by all necessary action, and do not

                (a) contravene or result in a default under any (i) Obligor’s Organic Documents, (ii) contractual restriction binding on or affecting any Obligor, (iii) court decree or order binding on or affecting any Obligor or (iv) law or governmental regulation binding on or affecting any Obligor; or

                (b) result in, or require the creation or imposition of, any Lien on any Obligor’s properties (except as permitted by this Agreement).

                SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect, and other than those filings required to be made after the Closing Date) is required for the consummation of the Transaction or the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party, or for the due execution, delivery and/or performance of Transaction Documents, in each case by the parties thereto or the consummation of the Transaction. Neither the Borrower nor any of its Consolidated Entities is an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                SECTION 6.4. Validity, etc. Each Loan Document and each Transaction Document to which any Obligor is a party constitutes the legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

                SECTION 6.5. Financial Information. The financial statements of the Borrower and its Consolidated Entities furnished to the Administrative Agent and each Lender pursuant to clause (a) of Section 5.1.12 have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All balance sheets, all statements of income and of cash flow and all other financial information of each of the Borrower and its Consolidated Entities furnished pursuant to Section 7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied with the financial statements delivered pursuant to clause (a) of Section 5.1.12, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

                SECTION 6.6. No Material Adverse Change. There has been no material adverse change in the condition (financial or otherwise), results of operations, assets, business, properties or prospects of the Borrower or the Borrower and its Consolidated Entities, taken as a whole, since December 31, 2000.

                SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of the Borrower or any of its Consolidated Entities, threatened litigation, action, proceeding or labor controversy

                (a) except as disclosed in Item 6.7 of the Disclosure Schedule, affecting any Obligor or any of its properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no adverse development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed in Item 6.7, or

                (b) which purports to affect the legality, validity or enforceability of any Loan Document, the Transaction Documents or the Transaction.

                SECTION 6.8. Subsidiaries. The Borrower has no Subsidiaries, except those Subsidiaries which are identified in Item 6.8 of the Disclosure Schedule, or which are permitted to have been organized or acquired in accordance with Sections 7.2.5 or 7.2.10. Item 6.8 of the Disclosure Schedule sets forth each Consolidated Entity, Non-Consolidated Entity, Operating Entity and Restricted Entities.

                SECTION 6.9. Ownership of Properties. The Borrower and each of its Consolidated Entities owns (a) in the case of owned real property, good fee title to, and (b) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 7.2.3.

                SECTION 6.10. Taxes. The Borrower and each of its Consolidated Entities has filed all tax returns and reports required by law to have been filed by it and has paid all material Taxes thereby shown to be due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

                SECTION 6.11. Pension and Welfare Plans. Except as disclosed in Item 6.11 of the Disclosure Schedule, during the twelve-consecutive-month period prior to the Effective Date and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

                SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12 of the Disclosure Schedule:

                (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Consolidated Entities have been, and continue to be, owned or leased by the Borrower and its Consolidated Entities in material compliance with all Environmental Laws;

                (b) there have been no past, and there are no pending or threatened (i) claims, complaints, notices or requests for information received by the Borrower or any of its Consolidated Entities with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to the Borrower or any of its Consolidated Entities regarding potential liability under any Environmental Law;

                (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Consolidated Entities that have, or could reasonably be expected to have, a Material Adverse Effect;

                (d) the Borrower and its Consolidated Entities have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters;

                (e) no property now or previously owned or leased by the Borrower or any of its Consolidated Entities is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Consolidated Entities that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

                (g) neither the Borrower nor any Consolidated Entity has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Consolidated Entity for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Consolidated Entity that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

                (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law.

                SECTION 6.13. Accuracy of Information. The factual information heretofore or contemporaneously furnished in writing to the Agents by or on behalf of any Obligor, taken as a whole, in connection with any Loan Document or any transaction contemplated hereby (including the Transaction) does not contain any untrue statement of a material fact, or omits to state any fact necessary to make any material statement contained therein not misleading in any material respect, and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor to any Secured Party will contain any untrue statement of a material fact or will omit to state any fact necessary to make any material information contained therein not misleading in any material respect on the date as of which such information is dated or certified.

                SECTION 6.14. Regulations T, U and X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulations T, U or X. Terms for which meanings are provided in F.R.S. Board Regulations T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

                SECTION 6.15. Absence of Any Undisclosed Liabilities. As of the Closing Date, there are no material liabilities of any Obligor of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could be expected to result in such a liability, other than those liabilities provided for or disclosed in the most recently delivered financial statements or those liabilities that have been disclosed to the Administrative Agent prior to the Closing Date.

                SECTION 6.16. Issuance of Subordinated Debt; Status of Obligations as Senior Indebtedness, etc. The Borrower has the power and authority to incur the Subordinated Debt as provided for under the Sub Debt Documents applicable thereto and has duly authorized, executed and delivered the Sub Debt Documents applicable to such Subordinated Debt. The Borrower has issued, pursuant to due authorization, the Subordinated Debt under the applicable Sub Debt Documents, and such Sub Debt Documents constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity). The subordination provisions of the Subordinated Debt contained in the Sub Debt Documents are enforceable against the holders of the Subordinated Debt by the holder of any “Senior Indebtedness” or similar term referring to the Obligations (as defined in the Sub Debt Documents). All Obligations, including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute “Senior Indebtedness” or similar term relating to the Obligations (as defined in the Sub Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by the Sub Debt Documents. The Borrower acknowledges that the Administrative Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Sub Debt Documents.

ARTICLE VII
COVENANTS

                SECTION 7.1. Affirmative Covenants. The Borrower agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Borrower will, and will cause its Consolidated Entities to, perform or cause to be performed the obligations set forth below.

                SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrower will furnish each Lender and the Administrative Agent copies of the following financial statements, reports, notices and information:

                (a) as soon as available and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year, (i) unaudited consolidated and consolidating balance sheets of the Borrower and its Consolidated Entities as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrower and its Consolidated Entities for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, and (ii) unaudited consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Quarter and consolidated and consolidating statements of income and cash flow of Parent and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, in the case of each of clauses (i) and (ii) certified as presenting fairly the consolidated financial condition of the Persons covered thereby by the chief financial or accounting Authorized Officer of the Borrower;

                (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of the Borrower and its Consolidated Entities, and the related consolidated statements of income and cash flow of the Borrower and its Consolidated Entities for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Administrative Agent, which shall include a calculation of the financial covenants set forth in Section 7.2.4 and a statement by such accountants that, in performing the examination necessary to deliver the audited financial statements of the Borrower, no knowledge was obtained of any Event of Default;

                (c) concurrently with the delivery of the financial information pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of the Borrower, showing compliance with the financial covenants set forth in Section 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrower or an Obligor has taken or proposes to take with respect thereto);

                (d) as soon as possible and in any event within three days after the Borrower or any other Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of the Borrower setting forth details of such Default and the action which the Borrower or such Obligor has taken and proposes to take with respect thereto;

                (e) as soon as possible and in any event within three days after the Borrower or any other Obligor obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Item 6.7 of the Disclosure Schedule or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and, to the extent the Administrative Agent requests, copies of all documentation relating thereto;

                (f) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

                (g) immediately upon becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

                (h) promptly upon receipt thereof, copies of all “management letters” submitted to the Borrower or any other Obligor by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;

                (i) promptly following the mailing or receipt of any notice or report delivered under the terms of any Subordinated Debt, copies of such notice or report; and

                (j) such other financial and other information as any Lender or Issuer through the Administrative Agent may from time to time reasonably request (including information and reports in such detail as the Administrative Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

                SECTION 7.1.2. Maintenance of Existence; Compliance with Laws, etc. The Borrower will, and will cause each of its Consolidated Entities to, preserve and maintain its legal existence (except as otherwise permitted by Section 7.2.10), and comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all Taxes, imposed upon the Borrower or its Consolidated Entities or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Borrower or its Consolidated Entities, as applicable.

                SECTION 7.1.3. Maintenance of Properties. The Borrower will, and will cause each of its Consolidated Entities to, maintain, preserve, protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by the Borrower and its Consolidated Entities may be properly conducted at all times, unless the Borrower or such Consolidated Entity determines in good faith that the continued maintenance of such property is no longer economically desirable.

                SECTION 7.1.4. Insurance. The Borrower will, and will cause each of its Consolidated Entities to:

                (a) maintain insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and its Consolidated Entities; and

                (b) all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section that are maintained by the Borrower and the Subsidiary Guarantors with respect to their operations and assets shall, if requested by the Administrative Agent, (i) name the Administrative Agent on behalf of the Secured Parties as loss payee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days’ prior written notice to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

                SECTION 7.1.5. Books and Records. The Borrower will, and will cause each of its Consolidated Entities to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions and permit each Secured Party or any of its representatives, at reasonable times and intervals upon reasonable notice to the Borrower, to visit each Obligor’s offices, to discuss such Obligor’s financial matters with its officers, employees and independent public accountants (and the Borrower hereby authorizes such independent public accountant to discuss each Obligor’s financial matters with each Secured Party and its representatives whether or not any representative of such Obligor is present) and to examine (and photocopy extracts from) any of its books and records. The Borrower shall pay any fees of such independent public accountant incurred in connection with any Secured Party’s exercise of its rights pursuant to this Section.

                SECTION 7.1.6. Environmental Law Covenant. The Borrower will, and will cause each of its Consolidated Entities to,

                (a) use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

                (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, and shall promptly resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

                SECTION 7.1.7. Use of Proceeds. The Borrower will apply the proceeds of the Credit Extensions as follows:

                (a) to repay the Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule;

                (b) for working capital and general corporate purposes of the Borrower and the Subsidiary Guarantors, including Investments permitted by this Agreement; and

                (c) for issuing Letters of Credit for the account of the Borrower and the Subsidiary Guarantors.

                SECTION 7.1.8. Future Guarantors, Security, etc. The Borrower will, and will cause each Subsidiary Guarantor to, execute any documents, Filing Statements, agreements (including any guaranty, security and/or pledge agreement) and instruments, and take all further action (including filing Mortgages within 150 days of the acquisition of any real property) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted by Section 7.2.3) of the Liens created or intended to be created by the Loan Documents. The Borrower will cause any subsequently acquired or organized Wholly-Owned Subsidiary to execute the Subsidiary Guaranty (or a supplement thereto) and each applicable Loan Document in favor of the Secured Parties. In addition, from time to time, the Borrower will, and will cause each Subsidiary Guarantor to, at the Borrower’s cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower and Subsidiary Guarantors, including real and personal property acquired subsequent to the Effective Date. Such Liens will be created under the Loan Documents in form and substance satisfactory to the Administrative Agent, and the Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request to evidence compliance with this Section. Notwithstanding the foregoing, (a) the obligation to grant a Mortgage with respect to any real property shall be subject to Section 7.1.10, (b) this Section 7.1.8 shall not apply to any Subsidiary Guarantor that is an Operating Entity (or which becomes an Operating Entity within six months after the formation or initial acquisition of an Equity Interest in such Subsidiary) and (c) no Subsidiary Guarantor shall be obligated to grant a Lien with respect to any Equity Interest in a partnership, joint venture or limited liability company in which an Equity Interest is also held by a Person that owns or is affiliated with a non-profit hospital.

                SECTION 7.1.9. Rate Protection Agreements. No later than February 28, 2002, the Borrower will enter into interest rate swap, cap, collar or similar arrangements designed to protect the Borrower against fluctuations in interest rates with respect to at least 50% of the average outstanding amount of the Borrower’s Indebtedness for the Fiscal Quarter ending December 31, 2001 for a period and on terms satisfactory to the Administrative Agent.

                SECTION 7.1.10. Dispositions of Real Property. The Borrower shall Dispose of, or cause to be Disposed, the properties listed on Item 7.1.10 of the Disclosure Schedule no later than 150 days after the Closing Date or, if not Disposed of by such time, the Borrower shall deliver to the Administrative Agent, as mortgagee for the ratable benefit of the Secured Parties, counterparts of a Mortgage relating to each such property, each dated as of the date of such delivery, duly executed by the Borrower or the applicable Subsidiary Guarantor, together with (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien, subject to Liens permitted by Section 7.2.3, against the properties purported to be covered thereby and (b) such other approvals, opinions or documents as the Agents may reasonably request.

                SECTION 7.1.11. Restricted Entity Acknowledgments. The Borrower shall use commercially reasonable efforts to, no later than 90 days after the Closing Date, have an acknowledgment in form and substance reasonably satisfactory to the Administrative Agent executed by each holder of Equity Interests of each Restricted Entity (other than any Obligor) with respect to the restriction on the ability to pledge the Equity Interests of such Restricted Entity and the agreement of such holder not to consent to the pledge by any Obligor of its Equity Interests in such Restricted Entity.

                SECTION 7.2. Negative Covenants. The Borrower covenants and agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, the Borrower will, and will cause its Consolidated Entities to, perform or cause to be performed the obligations set forth below.

                SECTION 7.2.1. Business Activities. The Borrower will not, and will not permit any of its Consolidated Entities to, engage in any business activity except those business activities engaged in on the Closing Date and activities reasonably related thereto.

                SECTION 7.2.2. Indebtedness. The Borrower will not, and will not permit any of its Consolidated Entities to, create, incur, assume or permit to exist any Indebtedness, other than:

                (a) Indebtedness in respect of the Obligations;

                (b) until the Closing Date, Indebtedness that is to be repaid in full as further identified in Item 7.2.2(b) of the Disclosure Schedule;

                (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and refinancing of such Indebtedness in a principal amount not in excess of that which is outstanding on the Effective Date (as such amount has been reduced following the Effective Date);

                (d) unsecured Indebtedness (i) incurred in the ordinary course of business of the Borrower and its Consolidated Entities (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Borrower or such Consolidated Entity) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

                (e) Indebtedness of any Subsidiary Guarantor owing to the Borrower or any other Subsidiary Guarantor, which Indebtedness shall be either (i) evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, or (ii) reflected in an open account on the books and records of such Person, and shall, in each case, not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (provided that only the amount repaid in part shall be discharged);

                (f) unsecured subordinated Indebtedness (not evidenced by a note or other instrument) of the Borrower owing to a Subsidiary so long as the agreement pursuant to which such Indebtedness was incurred contains subordination provisions and other terms which are reasonably satisfactory in all respects to the Administrative Agent;

                (g) unsecured Subordinated Debt of the Borrower incurred pursuant to the terms of the Sub Debt Documents in a principal amount not to exceed $36,000,000 and refinancings of such Subordinated Debt which continue to satisfy the terms of the definition of “Subordinated Debt”;

                (h) Indebtedness consisting of obligations of the Borrower to Operating Entities in connection with any cash management system operated by the Borrower in the ordinary course of business under which the Borrower receives and holds cash that belongs to such Operating Entities pending disbursement of such cash to or for the benefit of the respective Operating Entities;

                (i) other Indebtedness of the Borrower and its Consolidated Entities in an aggregate amount at any time outstanding not to exceed the greater of (i) $35,000,000 and (ii) an amount equal to EBITDA of the Borrower and its Consolidated Entities for the four Fiscal Quarters for which the most recent Compliance Certificate was delivered to the Administrative Agent by the Borrower pursuant to clause (c) of Section 7.1.1; provided that such Indebtedness shall, if payable to the Borrower or a Subsidiary Guarantor, be either (A) evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, or (B) reflected in an open account on the books and records of such Person, and shall, in each case, not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (provided that only the amount repaid in part shall be discharged);

provided that no Indebtedness otherwise permitted by clauses (c), (e), (g) or (i) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

                SECTION 7.2.3. Liens. The Borrower will not, and will not permit any of its Consolidated Entities to, create, incur, assume or permit to exist any Lien upon any of its property (including Equity Interests of any Person), revenues or assets, whether now owned or hereafter acquired, except:

                (a) Liens securing payment of the Obligations;

                (b) until the Closing Date, Liens securing payment of Indebtedness of the type described in clause (b) of Section 7.2.2;

                (c) Liens existing as of the Effective Date and disclosed in Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in clause (c) of Section 7.2.2, and refinancings of such Indebtedness; provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date (as such Indebtedness may have been permanently reduced subsequent to the Effective Date);

                (d) Liens securing Indebtedness of the type permitted under clause (i) of Section 7.2.2; provided that (i) such Lien is granted within 60 days after such Indebtedness is incurred and (ii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

                (e) Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                (f) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

                (g) judgment Liens in existence for less than 45 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 8.1.6;

                (h) easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached; and

                (i) Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

                SECTION 7.2.4. Financial Condition and Operations. The Borrower will not permit any of the events set forth below to occur.

                (a) The Borrower will not permit the Total Debt to EBITDA Ratio as of the last day of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such Fiscal Quarter:

Fiscal Quarter	Total Debt to EBITDA Ratio

June 30, 2001	4.50:1
September 30, 2001	4.50:1
December 31, 2001	4.50:1
March 31, 2002	4.50:1
June 30, 2002	4.25:1
September 30, 2002	4.25:1
December 31, 2002	4.25:1
March 31, 2003	4.251
Each Fiscal Quarter thereafter	4.00:1

                (b) The Borrower will not permit the Senior Debt to EBITDA Ratio as of the last day of any Fiscal Quarter set forth below to be greater than the ratio set forth opposite such Fiscal Quarter:

Fiscal Quarter	Senior Debt to EBITDA Ratio

June 30, 2001	3.00:1
September 30, 2001	3.00:1
December 31, 2001	3.00:1
March 31, 2002	3.00:1
June 30, 2002	2.75:1
September 30, 2002	2.75:1
December 31, 2002	2.75:1
March 31, 2003	2.75:1
Each Fiscal Quarter thereafter	2.50:1

                (c) The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such Fiscal Quarter:
Fiscal Quarter	Fixed Charge Coverage Ratio

June 30, 2001	1.00:1
September 30, 2001	1.10:1
December 31, 2001	1.10:1
March 31, 2002	1.10:1
June 30, 2002	1.25:1
September 30, 2002	1.25:1
December 31, 2002	1.25:1
March 31, 2003	1.50:1
Each Fiscal Quarter thereafter	1.50:1

                (d) The Borrower will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter set forth below to be less than the ratio set forth opposite such Fiscal Quarter:

Fiscal Quarter	Interest Coverage Ratio

June 30, 2001	1.85:1
September 30, 2001	1.85:1
December 31, 2001	2.10:1
March 31, 2002	2.25:1
June 30, 2002	2.25:1
September 30, 2002	2.25:1
December 31, 2002	2.25:1
March 31, 2003	2.50:1
Each Fiscal Quarter thereafter	2.50:1

                SECTION 7.2.5. Investments. The Borrower will not, and will not permit any of its Consolidated Entities to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

                (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) of the Disclosure Schedule;

                (b) Cash Equivalent Investments;

                (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                (d) Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

                (e) Investments (i) by the Borrower in any Consolidated Entity, (ii) by any Consolidated Entity in the Borrower or another Consolidated Entity, or (iii) by the Borrower or any Consolidated Entity in any Non-Consolidated Entity to which the Borrower or a Consolidated Entity provides management services and receives a fee therefor and which Non-Consolidated Entity has no restrictions on the payment of dividends or distributions to holders of its Equity Interests; provided that the aggregate amount of Investments under this clause (iii) (in addition to any such Investments permitted pursuant to clause (a) of this Section 7.2.5) (A) at any time outstanding shall not exceed $12,500,000 plus (x) the reduction of the aggregate amount of Investments outstanding pursuant to clause (a) of this Section 7.2.5 plus (y) 50% of the cumulative Net Equity Proceeds received by the Borrower since the Closing Date, and (B) incurred in any Fiscal Year shall not exceed $5,000,000 plus 15% of the cumulative Net Equity Proceeds received by the Borrower since the Closing Date;

                (f) Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

                (g) Investments by way of the acquisition of Equity Interests constituting Permitted Acquisitions in an aggregate amount not to exceed $10,000,000 in cash (net of any amounts that have been syndicated to other investors) during any twelve month period following the Closing Date; provided that the maximum aggregate amount set forth above shall be $5,000,000 for any twelve month period in which the Ft. Worth Acquisition is consummated; provided further that (i) any such Investments shall result in the acquisition of a Wholly-Owned Subsidiary and (ii) upon making such Investments, the provisions of Section 7.1.8 are complied with;

                (h) Investments consisting of any deferred portion of the sales price received by the Borrower or any Consolidated Entity in connection with any Disposition permitted under Section 7.2.11;

                (i) Investments constituting Permitted Foreign Investments in an aggregate amount not to exceed $25,000,000 during the term of this Agreement; provided that the aggregate amount of such Investments incurred during the 2001 Fiscal Year shall not exceed $15,000,000 and incurred during each Fiscal Year thereafter shall not exceed $10,000,000; provided further that the aggregate amount of such Investments in any one country shall not exceed $10,000,000;

                (j) an Investment by way of the acquisition (the “Ft. Worth Acquisition”) of Equity Interests in Ft. Worth Surgicare Partners Ltd., a Texas limited partnership (“Ft. Wort”) in an aggregate amount not to exceed $12,500,000 (with any excess amount of the purchase price to be subject to clause (e) of this Section 7.2.5);

                (k) Investments constituting Indebtedness permitted pursuant to Section 7.2.2; and

                (l) other Investments in an amount not to exceed $1,000,000 over the term of this Agreement;

provided that

                (m) any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

                (n) no Investment otherwise permitted by clauses (d), (e)(i), (e)(ii), (g), (i), (j) or (l) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

                SECTION 7.2.6. Restricted Payments. The Borrower will not, and will not permit any of its Consolidated Entities to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, other than (a) Restricted Payments made by Consolidated Entities to holders of their Equity Interests and (b) Restricted Payments in connection with the repurchase of individual investors’ Equity Interests in Operating Entities.

                SECTION 7.2.7. Capital Expenditures. The Borrower will not, and will not permit any of its Consolidated Entities to, make or commit to make Capital Expenditures in excess of $10,000,000 in the aggregate during the portion of the 2001 Fiscal Year following the Closing Date and $20,000,000 in the aggregate during any Fiscal Year thereafter.

                SECTION 7.2.8. No Prepayment of Subordinated Debt. The Borrower will not, and will not permit any of its Consolidated Entities to,

                (a) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (i) other than the stated, scheduled date for payment of interest set forth in the applicable Sub Debt Documents, or (ii) which would violate the terms of this Agreement or the applicable Sub Debt Documents;

                (b) redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt; or

                (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes.

Furthermore, neither the Borrower nor any Consolidated Entity will designate any Indebtedness other than the Obligations as “Designated Senior Debt” (or any analogous term) in any Sub Debt Document.

                SECTION 7.2.9. Issuance of Equity Interests. The Borrower will not, and will not permit any of its Consolidated Entities to, issue any Equity Interests (whether for value or otherwise) to any Person other than (i) in the case of Consolidated Entities, to the Borrower or a Subsidiary Guarantor, (ii) in the case of the Borrower, if the Net Equity Proceeds from such issuance are applied to prepay the Loans as required by the terms of this Agreement or (iii) in the case of Operating Entities, to physicians in the ordinary course of business.

                SECTION 7.2.10. Consolidation, Merger, etc. The Borrower will not, and will not permit any of its Consolidated Entities to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except

                (a) any Consolidated Entity may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Consolidated Entity (provided that a Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, the Borrower or another Subsidiary Guarantor), and the assets or Equity Interests of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary (provided that the assets or Equity Interests of any Subsidiary Guarantor may only be purchased or otherwise acquired by the Borrower or another Subsidiary Guarantor); provided that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Equity Interests (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein;

                (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower or any of its Consolidated Entities may (to the extent permitted by clauses (e) or (g) of Section 7.2.5) purchase all or substantially all of the assets or Equity Interests of any Person (or any division thereof), or acquire such Person by merger; and

                (c) as permitted by Section 7.2.11.

                SECTION 7.2.11. Permitted Dispositions. The Borrower will not, and will not permit any of its Consolidated Entities to, Dispose of any of the Borrower’s or such Consolidated Entity’s assets (including accounts receivable and Equity Interests of Consolidated Entities) to any Person in one transaction or series of transactions unless such Disposition is (a) inventory or obsolete property Disposed of in the ordinary course of its business, (b) permitted by Section 7.2.10, (c) Dispositions of Equity Interests in Operating Entities to physicians in the ordinary course of business or (d) (i) such Disposition is for fair market value and, unless otherwise agreed to by the Administrative Agent, the consideration received shall consist of no less than 80% in cash, (ii) the Net Disposition Proceeds received from such Disposition, together with the Net Disposition Proceeds of all other assets Disposed of pursuant to this clause since the Closing Date, does not exceed (individually or in the aggregate) $5,000,000 in any Fiscal Year and (iii) the Net Disposition Proceeds from such Disposition are applied pursuant to Sections 3.1.1 and 3.1.2.

                SECTION 7.2.12. Modification of Certain Agreements. The Borrower will not, and will not permit any of its Consolidated Entities to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in,

                (a) the Sub Debt Documents, other than any amendment, supplement, waiver or modification for which no fee is payable to the holders of the Subordinated Debt and which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or (iii) makes the covenants, events of default or remedies in such Sub Debt Documents less restrictive on the Borrower; or

                (b) any of the Transaction Documents.

                SECTION 7.2.13. Transactions with Affiliates. The Borrower will not, and will not permit any of its Consolidated Entities to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract (a) is on fair and reasonable terms no less favorable to the Borrower or such Consolidated Entity than it could obtain in an arm’s-length transaction with a Person that is not an Affiliate and (b) is of the kind which would be entered into by a prudent Person in the position of the Borrower or such Consolidated Entity with a Person that is not one of its Affiliates.

                SECTION 7.2.14. Restrictive Agreements, etc. The Borrower will not, and will not permit any of its Consolidated Entities to, enter into any agreement prohibiting

                (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, other than with respect to Restricted Entities;

                (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

                (c) the ability of any Consolidated Entity to make any payments, directly or indirectly, to the Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document or (ii) in the case of clause (a), any agreement governing any Indebtedness permitted by clause (i) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness.

                SECTION 7.2.15. Sale and Leaseback. The Borrower will not, and will not permit any of its Consolidated Entities to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (other than real property), now owned or hereafter acquired, to a Person and the subsequent lease or rental of such property or other similar property from such Person.

                SECTION 7.2.16. Foreign Subsidiaries. Notwithstanding any other provisions of this Agreement to the contrary, the Borrower will not, and will not permit any of its Consolidated Entities to, organize or acquire any Foreign Subsidiaries.

                SECTION 7.2.17. Amendment of Organic Documents. The Borrower will not, and will not permit any Consolidated Entity to, amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Organic Document of the Borrower or such Consolidated Entity if the effect thereof is to impair, or is in any manner adverse to, the rights, interests or obligations of any Secured Party under any Loan Document.

                SECTION 7.2.18. Fiscal Year. The Borrower will not change its Fiscal Year.

ARTICLE VIII
EVENTS OF DEFAULT

                SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an “Event of Default”.

                SECTION 8.1.1. Non-Payment of Obligations. The Borrower shall default in the payment or prepayment when due of

                (a) any principal of any Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to Section 2.6.4; or

                (b) any interest on any Loan or any fee described in Article III or any other monetary Obligation, and such default shall continue unremedied for a period of four days after such amount was due.

                SECTION 8.1.2. Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

                SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance or observance of any of its obligations under Section 7.1.1, Section 7.1.7 or Section 7.2, or any Obligor shall default in the due performance or observance of its obligations under Article IV of the Subsidiary Guaranty or Article IV of a Pledge Agreement.

                SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender.

                SECTION 8.1.5. Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of any Obligor having a principal or stated amount, individually or in the aggregate, in excess of $2,500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

                SECTION 8.1.6. Judgments. Any judgment or order for the payment of money individually or in the aggregate in excess of $1,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against any Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

                SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

                (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

                (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

                SECTION 8.1.8. Change in Control. Any Change in Control shall occur.

                SECTION 8.1.9. Bankruptcy, Insolvency, etc. Any Obligor shall

                (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

                (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                (c) in the absence of such application, consent or acquiescence in or permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

                (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by the Borrower, any Consolidated Entity or any Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower, such Consolidated Entity or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that the Borrower, each Consolidated Entity and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                (e) take any action authorizing, or in furtherance of, any of the foregoing.

                SECTION 8.1.10. Impairment of Security, etc. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

                SECTION 8.1.11. Failure of Subordination. Unless otherwise waived or consented to by the Administrative Agent, the Lenders and the Issuer in writing, the subordination provisions relating to any Subordinated Debt (the “Subordination Provisions”) shall fail to be enforceable by the Administrative Agent, the Lenders and the Issuer in accordance with the terms thereof, or the monetary Obligations shall fail to constitute “Senior Indebtedness” (or similar term) referring to the Obligations; or the Borrower or any of its Consolidated Entities shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the Issuer or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

                SECTION 8.1.12. Parent Total Debt to Parent Total Capitalization Ratio. The Parent Total Debt to Parent Total Capitalization Ratio shall exceed 0.60:1, and such default shall continue unremedied for a period of 30 days.

                SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand to any Person and each Obligor shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

                SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrower shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

ARTICLE IX
THE ADMINISTRATIVE AGENT

                SECTION 9.1. Actions. Each Lender hereby appoints CSFB as its Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender’s proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of any Loan Document, (including attorneys’ fees), and as to which the Administrative Agent is not reimbursed by the Borrower; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent’s gross negligence or wilful misconduct. The Administrative Agent shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent’s determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

                SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid), and thereafter at the interest rate applicable to Loans comprising such Borrowing.

                SECTION 9.3. Exculpation. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith, except for its own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its Obligations. Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action. The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

                SECTION 9.4. Successor. The Administrative Agent may resign as such at any time upon at least 30 days’ prior notice to the Borrower and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States (or any State thereof) or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; provided that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and Section 10.3 and Section 10.4 shall continue to inure to its benefit.

                SECTION 9.5. Credit Extensions by CSFB. CSFB shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Revolving Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent. CSFB and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Consolidated Entity or Affiliate of the Borrower as if CSFB were not the Administrative Agent hereunder.

                SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender’s review of the financial information of the Borrower, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

                SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.

                SECTION 9.8. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties. For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrower to the contrary, the Administrative Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

                SECTION 9.9. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received a written notice from a Lender or the Borrower specifying such Default and stating that such notice is a “Notice of Default”. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default as shall be directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

                SECTION 9.10. Syndication Agent and Documentation Agent. The Lenders identified on the signature pages of this Agreement as the “Syndication Agent” and the “Documentation Agent” shall not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to all Lenders as such. Without limiting the foregoing, the Lenders so identified as the “Syndication Agent” and the “Documentation Agent” shall not have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on the Lenders so identified as the “Syndication Agent” and as the “Documentation Agent” in deciding to enter into this Agreement and each other Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.

ARTICLE X
MISCELLANEOUS PROVISIONS

                SECTION 10.1. Waivers, Amendments, etc. The provisions of each Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided that no such amendment, modification or waiver shall:

                (a) modify this Section without the consent of all Lenders;

                (b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or extend the final Stated Maturity Date for any Lender’s Loan, in each case without the consent of such Lender (it being agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

                (c) reduce the principal amount of or rate of interest on any Lender’s Loan, reduce any fees described in Article III payable to any Lender or extend the date on which interest or fees are payable in respect of such Lender’s Loans, in each case without the consent of such Lender;

                (d) reduce the percentage set forth in the definition of “Required Lenders” or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

                (e) increase the Stated Amount of any Letter of Credit unless consented to by the Issuer of such Letter of Credit;

                (f) except as otherwise expressly provided in a Loan Document, release (i) the Borrower from its Obligations under the Loan Documents, Parent from its obligations under the Parent Guaranty and Pledge Agreement, Holdings from its obligations under the Holdings Guaranty and Pledge Agreement or any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, or (ii) all or substantially all of the collateral security under the Loan Documents, in each case without the consent of all Lenders; or

                (g) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent) or any Issuer (in its capacity as Issuer), unless consented to by the Administrative Agent or such Issuer, as the case may be.

No failure or delay on the part of any Secured Party in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Secured Party under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                SECTION 10.2. Notices; Time. All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to the applicable Person at its address or facsimile number set forth on Schedule II hereto or set forth in a Lender Assignment Agreement, or at such other address or facsimile number as may be designated by such Person in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. The parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York time.

                SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Agents (including the fees and out-of-pocket expenses of Mayer, Brown & Platt, counsel to the Administrative Agent and of local counsel, if any, who may be retained by or on behalf of the Administrative Agent) in connection with

                (a) the negotiation, preparation, execution, delivery and ongoing administration of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

                (b) the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Effective Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

                (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

The Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Revolving Notes. The Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with (x) the negotiation of any restructuring or “work-out” with the Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

                SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees and agents (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transaction;

                (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension; provided that any such action is resolved in favor of such Indemnified Party);

                (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Equity Interests or assets of any Person, whether or not an Indemnified Party is party thereto;

                (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

                (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

                (f) each Lender’s Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender’s Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or wilful misconduct. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor’s obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under Section 9.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 10.3 and 10.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

                SECTION 10.6. Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 10.7. Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

                SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent), shall have been received by the Administrative Agent.

                SECTION 10.9. Governing Law; Entire Agreement. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98—INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE “ISP RULES”)) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 10.10. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitments and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Agents and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans and/or the Commitments assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches, if applicable, on a non- pro rata basis, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent a Lender Assignment Agreement (including, if the Eligible Assignee is not a Lender, the completion of the administrative details information attached thereto and the provision of any required tax forms), together with, if requested by the Administrative Agent, a processing and recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c), from and after the effective date specified in each Lender Assignment Agreement, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d). If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in this Section), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

                (c) The Administrative Agent shall record each assignment made in accordance with this Section in the Register pursuant to clause (b) of Section 2.7. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                (d) Any Lender may, without the consent of, or notice to, the Borrower or the Agents, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following: (i) any reduction in the interest rate or amount of fees that such Participant is otherwise entitled to, (ii) a decrease in the principal amount of, or an extension of the final Stated Maturity Date of, any Loan in which such Participant has purchased a participating interest or (iii) a release of all or substantially all of the collateral security under the Loan Documents, Parent from its obligations under the Parent Guaranty and Pledge Agreement, Holdings from its obligations under the Holdings Guaranty and Pledge Agreement or all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty, in each case except as otherwise specifically provided in a Loan Document. Subject to clause (e), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 to the same extend as if it were a Lender and had acquired its interest by assignment pursuant to clause (b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender; provided such Participant agrees to be subject to Section 4.8 as though it were a Lender.

                (e) A Participant shall not be entitled to receive any greater payment under Section Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of clause (a) of Section 4.6 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with clause (e) of Section 4.6 as though it were a Lender.

                (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                SECTION 10.11. Other Transactions. Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

                SECTION 10.12. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT. RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

                SECTION 10.13. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR THE BORROWER IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

                SECTION 10.14. Confidentiality. Each of the Lenders, the Issuer and the Administrative Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees, agents, advisors and representatives) to (a) use any Confidential Information only in connection with participating as a Lender, Issuer or the Administrative Agent hereunder and not for any other purpose and (b) keep confidential any Confidential Information, and in connection therewith comply with its customary procedures for handling confidential information of this nature; provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) as requested or required by any governmental agency or representative thereof, (iii) to counsel and other professional advisors for any of the Lenders, the Issuer or the Administrative Agent, (iv) to any Lender’s, the Issuer’s or the Administrative Agent’s examiners, auditors or accountants, (v) to the Administrative Agent, any other Lender or the Issuer, (vi) by the Administrative Agent, any Lender or the Issuer to an Affiliate of such Person, (vii) in connection with any litigation relating to enforcement of the Loan Documents or (viii) to any assignee Lender or Participant (or prospective assignee Lender or Participant) or to direct contractual counterparties in Rate Protection Agreements entered into in connection with a portion or all of a Lender’s rights to receive payments hereunder (or such contractual counterparties’ professional advisors); provided further that, in the case of the preceding clause (i), such Lender, the Issuer or the Administrative Agent, as the case may be, shall, to the extent legally permissible, use reasonable efforts to notify the Borrower of the proposed disclosure as soon as is reasonably practicable under the circumstances at such time.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Authorized Officers as of the day and year first above written.

USP DOMESTIC HOLDINGS, INC.

By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, as the Administrative Agent and a Lender

By:	/s/ William S. Lutkins

Title: Vice President

By:	/s/ Bill O'Daly

Title: Vice President

LEHMAN COMMERCIAL PAPER INC., as the Syndication Agent and a Lender

By:	/s/ Michele Swanson

Title: Authorized Signaotory

SOCIÉTÉ GÉNÉRALE, as the Documentation Agent

By:	/s/ Richard Bernal

Title: Director Corporate Banking

SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION, as a Lender

By:	/s/ Powell Robinson III

Title: First Vice President

SCHEDULE I

DISCLOSURE SCHEDULE TO CREDIT AGREEMENT

ITEM 6.7.	Litigation.
ITEM 6.8.	Subsidiaries.
ITEM 6.11.	Employee Benefit Plans.
ITEM 6.12.	Environmental Matters.
ITEM 7.1.10.	Properties.
ITEM 7.2.2(b).	Indebtedness to be Paid.
ITEM 7.2.2(c).	Ongoing Indebtedness.
ITEM 7.2.3(c).	Ongoing Liens.
ITEM 7.2.5(a).	Ongoing Investments

SCHEDULE II

NOTICE INFORMATION;
PERCENTAGES; LIBOR OFFICE

NAME AND NOTICE ADDRESS OF LENDER	LIBOR OFFICE	PERCENTAGE

Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010 Attention: Tel: Fax:	Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010	43.63636364%
Lehman Commercial Paper Inc. 3 World Financial Center New York, NY 10285 Attention: Nancy Wong Tel: 212-526-6535 Fax: 212-526-7365	Lehman Commercial Paper Inc. 3 World Financial Center New York, NY 10285	29.09090909%
Société Générale Financial Corporation 1221 Avenue of the Americas New York, NY 10020 Attention: Paul Sottnik Tel: 212-278-6446 Fax: 212-278-7320	Société Générale Financial Corporation 1221 Avenue of the Americas New York, NY 10020	27.27272727%

BORROWER AND ADMINISTRATIVE AGENT NOTICE ADDRESS

Borrower:	USP Domestic Holdings, Inc. 17103 Preston Road, Suite 200 North Dallas, TX 75248 Attention: Donald E. Steen, CEO Tel: 972-713-3500 Fax: 972-713-3550
Administrative Agent:	Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010 Attention: Julia Kingsbury Tel: 212-325-9937 Fax: 212-325-8304

BORROWER CLOSING DATE CERTIFICATE
USP DOMESTIC HOLDINGS, INC.

This certificate is delivered pursuant to Section 5.1.9 of the Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Credit Suisse First Boston, as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The undersigned hereby certifies, represents and warrants that, as of the Closing Date:

   1. Authority. The undersigned is an Authorized Officer of the Borrower and, in such capacity, is authorized and empowered to execute this certificate on behalf of the Borrower.

   2. Insurance. Attached hereto as Annex I are true and complete certified copies of the insurance policies (or binders in respect thereof) evidencing insurance in compliance with Section 5.1.11 of the Credit Agreement.

   3. Consummation of Transaction. All actions necessary to consummate the Transaction have been taken in accordance with all applicable law and in accordance with the terms of each applicable Transaction Document, without amendment or waiver of any material provision thereof. At and as of the Closing Date (after giving effect to the Transaction and the initial Credit Extensions), there exist no conditions that would constitute a default or an event of default under any of the Transaction Documents. In connection with the Transaction,

     (a) the Parent IPO has been consummated and Parent has received gross cash proceeds of at least $115,000,000 therefrom which proceeds have been used in part to consummate the Parent Refinancing, the OrthoLink Refinancing, and the Parent Stock Redemption;

     (b) OrthoLink has become a direct, wholly owned Subsidiary of the Borrower; and

     (c) the Parent Debt Conversion and the Borrower Debt Conversion have been consummated.

   4. Delivery of Transaction Documents. Attached hereto as Annex II are true and complete, fully executed copies of the Transaction Documents relating to the Parent Debt Conversion and the Borrower Debt Conversion and all certificates, opinions and other documents delivered thereunder. Each Transaction Document is in full force and effect and has not been modified or waived in any material respect, nor has there been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Transaction, as applicable.

   5. Payment of Outstanding Indebtedness, etc. All Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule to the Credit Agreement, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, has been (or, contemporaneously with the making of the initial Credit Extensions, will be) paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness have been terminated, and all Liens securing payment of any such Indebtedness have been (or, contemporaneously with the making of the initial Credit Extensions, will be) released, and attached hereto as Annex III are copies of all executed UCC termination statements (Form UCC-3) or other instruments as may be suitable or appropriate in connection therewith.

   6. Closing Fees, Expenses, etc. The Administrative Agent has received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 of the Credit Agreement, to the extent invoiced.

   7. Financial Information, etc. Attached hereto as Annex IV are each of the following:

     (a)(i) audited consolidated financial statements of OrthoLink as at December 31, 2000, (ii) an audited consolidated balance sheet of the Borrower and its Consolidated Entities as at December 31, 2000, and (iii) an unaudited income statement of the Borrower and its Consolidated Subsidiaries as December 31, 2000;

     (b) a pro forma unaudited consolidated balance sheet of the Borrower and its Consolidated Entities as of April 30, 2001, giving effect to the consummation of the Transaction and all the other transactions contemplated by the Credit Agreement;

     (c) a pro forma Compliance Certificate, dated the Closing Date, giving effect to the consummation of the Transaction and all the other transactions contemplated by the Credit Agreement as of April 30, 2001; and

     (d) a business plan for the 2001 through 2003 Fiscal Years, together withcash flow projections for the 2001 through 2006 Fiscal Years and a written analysis of the business and prospects of Parent, Holdings, the Borrower and its Consolidated Entities for the period from the Closing Date through the Stated Maturity Date.

   8. Pro Forma EBITDA. The Borrower’s consolidated pro forma EBITDA, adjusted to give effect to the subtraction of amounts attributable to Minority Interests and the consummation of the acquisition of OrthoLink and inclusive of add-backs for certain one-time, non-recurring charges not exceeding $6,700,000, for the 2000 Fiscal Year is not less than $17,5000,000.

                9. Closing Conditions. All conditions precedent to the initial Credit Extensions set forth in Section 5.1 of the Credit Agreement have been satisfied in full.

                IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered, and the certifications, representations and warranties contained herein to be made, by its duly Authorized Officer this 13th day of June, 2001.

USP DOMESTIC HOLDINGS, INC.
By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Finanical Officer

ANNEX I

Insurance Policies

ANNEX II

Transaction Documents

ANNEX III

UCC Termination Statements

ANNEX IV

Financial Information

[EXECUTION COPY]

BORROWER PLEDGE AND SECURITY AGREEMENT

                This BORROWER PLEDGE AND SECURITY AGREEMENT, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is made by USP DOMESTIC HOLDINGS, INC., a Delaware corporation (the “Grantor”), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Grantor; and

                WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

                SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                “Administrative Agent” is defined in the preamble.

                “Collateral” is defined in Section 2.1.

                “Collateral Account” is defined in clause (c) of Section 4.3.

                “Computer Hardware and Software Collateral” means:

                (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

                (c) all firmware associated therewith;

                (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

                (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

                “Control Agreement” means an agreement in form and substance satisfactory to the Administrative Agent which provides for the Administrative Agent to have “control” (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-115(e) of the UCC, as such term relates to commodity contracts).

                “Copyright Collateral” means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

                “Credit Agreement” is defined in the first recital.

                “Distributions” means all non-cash dividends paid on Equity Interests, liquidating dividends paid on Equity Interests, shares of Equity Interests resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Equity Interests constituting Collateral, but excluding Dividends.

                “Dividends” means cash dividends and cash distributions with respect to any Equity Interests constituting Collateral that are not a liquidating dividend.

                “Equipment” is defined in clause (c) of Section 2.1.

                “Grantor” is defined in the preamble.

                “Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

                “Intercompany Note” means a promissory note payable to the Grantor, either (a) in the form delivered to the Administrative Agent on the Closing Date or (b) substantially in the form of Exhibit A hereto (with such modifications as agreed to by the Administrative Agent), as amended, modified or supplemented from time to time in accordance with clause (d) of Section 4.6, together with any notes delivered in extension or renewal thereof or substitution therefor.

                “Inventory” is defined in clause (d) of Section 2.1.

                “Patent Collateral” means:

                (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III hereto;

                (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                (c) all patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III hereto; and

                (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

                “Receivables” is defined in clause (e) of Section 2.1.

                “Related Contracts” is defined in clause (e) of Section 2.1.

                “Securities Act” is defined in clause (a) of Section 6.2.

                “Security Agreement” is defined in the preamble.

                “Specified Event” means the occurrence and continuance of a Default under clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or any other Event of Default.

                “Trademark Collateral” means:

                (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

                (b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV hereto; and

                (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

                (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

                (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

                “Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

                SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                SECTION 1.3. UCC Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
SECURITY INTEREST

                SECTION 2.1. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Collateral”):

                (a) all Intercompany Notes in which the Grantor has an interest (including each Intercompany Note described in Item A of Schedule I hereto (including the right to receive payment of the principal of and accrued interest on such Intercompany Note, and other rights of the Grantor arising in its capacity as the payee of such Intercompany Note));

                (b) (i) all investment property in which the Grantor has an interest (including the Equity Interests of each issuer of such Equity Interests described in Item B of Schedule I hereto) and (ii) all other Equity Interests which are interests in limited liability companies or partnerships in which the Grantor has an interest (including the Equity Interests of each issuer of such Equity Interests described in Item B of Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (b)(i) and (b)(ii);

                (c) all equipment of the Grantor, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (collectively referred to as the “Equipment”);

                (d) all inventory in all of its forms of the Grantor, including (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor (all of the foregoing collectively referred to as the “Inventory”);

                (e) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (all of the foregoing collectively referred to as the “Receivables”, and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the “Related Contracts”);

                (f) all Intellectual Property Collateral of the Grantor;

                (g) the Collateral Account, all cash, checks, drafts, notes, bills of exchange, money orders, other like instruments and all investment property held in the Collateral Account (or in any sub-account thereof) and all interest, earnings and proceeds in respect thereof;

                (h) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

                (i) all of the Grantor’s other property and rights of every kind and description and interests therein; and

                (j) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (i) above, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, “Collateral” shall not include (i) the Grantor’s real property leaseholds, (ii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, (iii) any Equity Interest in a Restricted Entity, and (iv) investment property consisting of Equity Interests of an issuer that is a Foreign Subsidiary (other than a Foreign Subsidiary that (i) is treated as a partnership under the Code or (ii) is not treated as an entity that is separate from (A) the Grantor, (B) any Person that is treated as a partnership under the Code or (C) any “United States person” (as defined in Section 7701(a)(30) of the Code)) of the Grantor, in excess of 65% of the total combined voting power of all Equity Interests of each such Foreign Subsidiary; provided further, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in of, any law or regulation, directive or guideline of any Governmental Authority that could reasonably be expected to alter the amount of United States federal income tax that would otherwise be payable by the Grantor in the absence of such pledge, the Administrative Agent or the Required Lenders may require the Grantor to pledge such Equity Interests.

                SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Grantor secures the payment of all Obligations of the Grantor now or hereafter existing.

                SECTION 2.3. Grantor Remains Liable. Anything herein to the contrary notwithstanding

                (a) the Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

                (b) the exercise by the Administrative Agent of any of its rights hereunder will not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                SECTION 2.4. Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

                (a) any lack of validity, legality or enforceability of any Loan Document;

                (b) the failure of any Secured Party

                (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Guarantor) under the provisions of any Loan Document or otherwise, or

                (ii) to exercise any right or remedy against any other guarantor (including any other Guarantor) of, or collateral securing, any Obligations;

                (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

                (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

                (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

                (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including the Grantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

                (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

                In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Rate Protection Agreements, the Grantor represents and warrants to each Secured Party as set forth below.

                SECTION 3.1. As to Equity Interests of the Grantor. With respect to any Subsidiary of the Grantor that is

                (a) a corporation, business trust, joint stock company or similar Person, all Equity Interests issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

                (b) a partnership or limited liability company, no Equity Interests issued by such Subsidiary (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Equity Interests are a security governed by Article 8 of the UCC, (iii) are held in a securities account, or (iv) are represented by a certificate.

The percentage of the issued and outstanding Equity Interests of each Subsidiary pledged by the Grantor hereunder are as set forth on Schedule I hereto.

                SECTION 3.2. Intercompany Notes. All Intercompany Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the Issuer thereof, and are not in default.

                SECTION 3.3. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of the Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule II hereto, as each such Item may be supplemented or otherwise modified from time to time pursuant to clause (a) of Section 4.2. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in Item A and Item B, respectively, of Schedule II hereto except as set forth in a footnote thereto. The place(s) of business and the chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the addresses set forth in Item D of Schedule II hereto, as each such Item may be supplemented or otherwise modified from time to time pursuant to clause (a) of Section 4.3. The Grantor has no trade names other than those set forth in Item E of Schedule II hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item F of Schedule II hereto. The Grantor’s federal taxpayer identification number is (and, during the four months preceding the date hereof, the Grantor has not had a federal taxpayer identification number different from the one) set forth in Item G of Schedule II hereto. If the Collateral of the Grantor includes any Inventory located in the State of California, such Grantor is not a “retail merchant” within the meaning of Section 9102 of the California UCC. [All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.6.] The Grantor is not a party to any federal, state or local government contract except as set forth in Item H of Schedule II hereto.

                SECTION 3.4. Ownership, No Liens, etc. The Grantor owns its Collateral free and clear of any Lien, except for Liens (a) created by this Security Agreement, and, in the case of Collateral other than any investment property (including Equity Interests) in which the Grantor has an interest, (b) permitted by Section 7.2.3 of the Credit Agreement or (c) in favor of owners of Computer Software Collateral that is licensed to the Grantor. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement or those filed in connection with Liens permitted by Section 7.2.3 of the Credit Agreement.

                SECTION 3.5. Possession of Inventory, etc. The Grantor agrees that it will maintain exclusive possession of its goods, instruments and Inventory, other than Inventory in transit in the ordinary course of business and Inventory which is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with the Grantor) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and has agreed to hold such Inventory subject to the Secured Parties’ Lien and waive any Lien held by it against such Inventory.

                SECTION 3.6. Negotiable Documents, Instruments and Chattel Paper. The Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper owned or held by the Grantor on the Closing Date and agrees that it will, promptly following receipt, deliver to the Administrative Agent possession of all originals of negotiable documents, instruments and chattel paper that it acquires following the Closing Date.

                SECTION 3.7. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

                (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                (b) such Intellectual Property Collateral is valid and enforceable;

                (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world;

                (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor’s business.

                SECTION 3.8. Validity, etc. This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations. The Grantor has filed or caused to be filed all Filing Statements in the appropriate offices therefor (or has executed and delivered to the Administrative Agent originals thereof suitable for filing in such offices) and has taken all of the actions necessary to create perfected and (in the case of Collateral other than Equity Interests pledged hereunder, subject to Section 7.2.3 of the Credit Agreement) first-priority security interests in the applicable Collateral including (a) in the case of Collateral comprised of certificated securities or instruments, delivery of such Collateral to the Administrative Agent, duly endorsed in blank and (b) in the case of Collateral comprised of uncertificated securities and other investment property (other than certificated securities), such actions causing the Administrative Agent to have “control” (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-115(e) of the UCC, as such term relates to commodity contracts) of such Collateral; provided that, notwithstanding any of the foregoing, with respect to any Collateral which constitutes motor vehicles, the ownership of which is evidenced by a certificate of title filed with a department of motor vehicles or similar agency of a Governmental Authority, following the execution and delivery by the Grantor of this Security Agreement, the Administrative Agent shall only have a valid security interest in such Collateral.

                SECTION 3.9. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either

                (a) for the grant by the Grantor of the security interest granted hereby, the pledge by the Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Security Agreement by the Grantor;

                (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder; or

                (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, or, except (i) with respect to any securities issued by a Subsidiary of the Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

ARTICLE IV
COVENANTS

                The Grantor covenants and agrees that, until the Termination Date, the Grantor will perform, comply with and be bound by the obligations set forth below.

                SECTION 4.1. As to Investment Property and Intercompany Notes, Etc.

                SECTION 4.1.1. Equity Interests of Subsidiaries. The Grantor will cause each of its Subsidiaries that is

                (a) a corporation, business trust, joint stock company or similar Person, to provide in its Organic Documents that all securities issued by such Subsidiary will be represented by a certificate; and

                (b) a partnership or limited liability company, to require that none of the Equity Interests issued by such Subsidiary will (i) be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Equity Interests are securities governed by Article 8 of the UCC, (iii) be held in a securities account, or (iv) be represented by a certificate.

                SECTION 4.1.2. Investment Property (other than Certificated Securities). With respect to any investment property (other than certificated securities) owned by the Grantor, the Grantor will cause a Control Agreement relating to such investment property to be executed and delivered by the Grantor and the applicable financial intermediary in favor of the Administrative Agent.

                SECTION 4.1.3. Stock Powers, etc. The Grantor agrees that all certificated securities delivered by the Grantor pursuant to this Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

                SECTION 4.1.4. Continuous Pledge. The Grantor will (subject to the terms of the Credit Agreement) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes (duly endorsed by the Grantor to the order of the Administrative Agent), and all interest and principal with respect to the Intercompany Notes, and all proceeds and rights from time to time received by or distributable to the Grantor in respect of any of the foregoing Collateral.

                SECTION 4.1.5. Voting Rights; Dividends, etc. The Grantor agrees:

                (a) promptly upon receipt of notice of the occurrence and continuance of a Specified Event (as such term is defined in the Credit Agreement) from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal, other cash payments on Intercompany Notes, and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by the Administrative Agent as additional Collateral; and

                (b) subject to clause (c)(ii) of Section 3.9 and, with respect to Collateral consisting of general partner interests or limited liability company interests, modifications to the respective Organic Documents to admit the Administrative Agent as a general partner or member, respectively, immediately upon the occurrence and continuance of a Specified Event and so long as the Administrative Agent has notified the Grantor of the Administrative Agent’s intention to exercise its voting power under this clause,

                (i) that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and the Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

                (ii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Grantor but which the Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Event shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), the Grantor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of the Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are necessary to allow the Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

                SECTION 4.2. As to Equipment and Inventory. The Grantor hereby agrees that it will

                (a) keep all the Equipment and Inventory (other than Equipment and Inventory Disposed of in accordance with Section 7.2.11 of the Credit Agreement, motor vehicles and Inventory in transit) at the places therefor specified in Section 3.3 or, upon 30 days’ prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III shall be true and correct, and all action required pursuant to Section 4.6 shall have been taken with respect to the Equipment and Inventory;

                (b) cause the Equipment to be maintained and preserved in good repair and working order, ordinary wear and tear excepted, and in accordance with any manufacturer’s manual unless the Grantor determines in good faith that the repair or maintenance of such property is no longer economically feasible; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the Equipment; and

                (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

                SECTION 4.3. As to Receivables. (a) The Grantor will keep its chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables located at the addresses set forth in Item D of Schedule II hereto, or, upon 30 days’ prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 4.6 shall have been taken with respect to the Receivables and other Collateral. The Grantor will not change its name or federal taxpayer identification number except upon 30 days’ prior written notice to the Administrative Agent. In addition, the Grantor shall supplement the information contained in Schedule II hereto on the Compliance Certificate on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, including any changes to the information set forth in Section 3.3.

                (b) The Grantor shall have the right to collect all Receivables so long as no Specified Event shall have occurred and be continuing.

                (c) Upon (i) the occurrence and continuance of a Specified Event and (ii) the delivery of written notice by the Administrative Agent to the Grantor, all proceeds of Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the “Collateral Account”) of the Grantor maintained with the Administrative Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

                (d) Following the delivery of notice pursuant to clause (c)(ii) of this Section, the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

                (e) With respect to the Collateral Account, it is hereby confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the sole dominion and control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral Account.

                SECTION 4.4. As to Collateral.

                (a) Subject to clause (b) of this Section, the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Specified Event or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.

                (b) At any time following the occurrence and during the continuance of a Specified Event, whether before or after the maturity of any of the Obligations, the Administrative Agent may (i) revoke any or all of the rights of the Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                (c) Upon request of the Administrative Agent following the occurrence and during the continuance of a Specified Event, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

                (d) The Grantor hereby authorizes the Administrative Agent to endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

                SECTION 4.5. As to Intellectual Property Collateral. The Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of the Grantor:

                (a) the Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (G) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), the Grantor shall either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to the Grantor, or (y) have a valid business purpose to do otherwise;

                (b) the Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

                (c) in no event will the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral;

                (d) the Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to the terms of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

                (e) the Grantor will promptly (but no less than quarterly) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit B, Exhibit C and Exhibit D hereto following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent’s interest in any part of such item of Intellectual Property Collateral.

                SECTION 4.6. Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

                (a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Specified Event promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Receivable shall be evidenced by an instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                (b) execute and file (or cause to be filed) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

                (c) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, at the reasonable request of the Administrative Agent, all investment property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes (duly endorsed by such Grantor to the order of the Administrative Agent), and all interest and principal with respect to the Intercompany Notes, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

                (d) not enter into any agreement amending, supplementing or waiving any provision of any Intercompany Note (including any underlying instrument pursuant to which such Intercompany Note is issued), or compromising, releasing or extending the time for payment of any obligation of the maker thereof;

                (e) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Intercompany Note or other instrument constituting Collateral; and

                (f) furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. The Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

ARTICLE V
THE ADMINISTRATIVE AGENT

                SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of a Specified Event, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.6).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

                SECTION 5.2. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein within 30 days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the
Grantor pursuant to Section 6.4.

                SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Event, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI
REMEDIES

                SECTION 6.1. Certain Remedies. If any Specified Event shall have occurred and be continuing:

                (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 2.7 of the Subsidiary Guaranty.

                (c) The Administrative Agent may

                (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                (iv) endorse any checks, drafts, or other writings in the Grantor’s name to allow collection of the Collateral,

                (v) take control of any proceeds of the Collateral, and

                (vi) execute (in the name, place and stead of the Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Grantor agrees that, upon request of the Administrative Agent, the Grantor will, at its own expense:

                (a) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent; and

                (b) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by any of the Secured Parties by reason of the failure of the Grantor to perform any of the covenants contained in this Section and consequently, to the extent permitted under applicable law, agrees that, if the Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

                SECTION 6.3. Compliance with Restrictions. The Grantor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Event) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII
MISCELLANEOUS PROVISIONS

                SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that the Grantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

                SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by the Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Subsidiary, in care of the Grantor) specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

                SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                SECTION 7.6. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION 7.7. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

                SECTION 7.8. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                SECTION 7.9. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 7.10. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

USP DOMESTIC HOLDINGS, INC.

By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	/s/ Julia P. Kingsbury

Title: Vice President

By:	/s/ William S. Lutkins

Title: Vice President

SCHEDULE I
to Borrower Pledge and Security Agreement

Item A. Intercompany Notes

None.

Item B. Equity Interests

		Common Stock

		# of	Authorized	Outstanding	% of Shares
Issuer (corporate)	Cert. #	Shares	Shares	Shares	Pledged

USP North Texas, Inc.	2	1,000	1,000	1,000	100%
Health Horizons of Nashville, Inc.	8	1,000	1,000	1,000	100%
Health Horizons of Kansas City, Inc.	4	1,000	1,000	1,000	100%
Health Horizons of Murfreesboro, Inc.	3	1,000	1,000	1,000	100%
Health Horizons of Decatur, Inc.	4	1,000	1,000	1,000	100%
USP Nevada, Inc.	2	1,000	1,000	1,000	100%
USP Winter Park, Inc.	2	1,000	10,000	1,000	100%
USP Long Island, Inc.	1	1,000	1,000	1,000	100%
USP New Jersey, Inc.	2	1,000	1,000	1,000	100%
Texas Outpatient Surgicare Center, Inc.	34	2,600	100,000	2,600	100%
USP Chandler, Inc.	2	1,000	1,000	1,000	100%
USP South Houston, Inc.	2	1,000	1,000	1,000	100%
USP Pasadena, Inc.	2	1,000	1,000	1,000	100%
USP Manhattan, Inc.	1	1,000	1,000	1,000	100%
USP Las Cruces, Inc.	1	1,000	1,000	1,000	100%
OrthoLink Physicians Corporation	2	1,000	1,000	1,000	100%

SCHEDULE II
to Borrower Pledge and Security Agreement

Item A. Locations of Equipment

                None.

Item B. Location of Inventory

                None.

Item C. Location of Lock Boxes

                None.

Item D. Places of Business and Chief Executive Office

                17103 Preston Road
                Suite 200 North
                Dallas, TX 75248

Item E. Trade Names

                None.

Item F. Merger or Other Corporate Reorganization

                None.

Item G. Federal Taxpayer Identification Number

                75-286611

Item H. Government Contracts

                None.

SCHEDULE III
to Borrower Pledge and Security Agreement

Item A. Patents

                None.

Item B. Patent Licenses

                None.

SCHEDULE IV
to Borrower Pledge and Security Agreement

Item A. Trademarks

                None.

Item B. Trademark Licenses

                None.

SCHEDULE V
to Borrower Pledge and Security Agreement

Item A. Copyrights/Mask Works

                None.

Item B. Copyright/Mask Work Licenses

                None.

SCHEDULE VI
to Borrower Pledge and Security Agreement

Trade Secret or Know-How Licenses

None.

EXHIBIT A
to Borrower Pledge and Security Agreement

DEMAND NOTE

$____________  ____________ ___, ____

                FOR VALUE RECEIVED, the undersigned, [NAME OF MAKER], a ____________ [corporation] (the “Maker”), promises to pay on demand to the order of USP DOMESTIC HOLDINGS, INC., a ____________ corporation (the “Payee”), the principal sum of ____________________ DOLLARS ($____________) or such lesser amount which equals the aggregate unpaid principal amount of all intercompany loans made by the Payee to the Maker.

                The unpaid principal amount of this demand note (this “Note”) shall bear interest at a rate equal to such rate per annum as shall be agreed upon from time to time by the Payee and the Maker, payable at such times as shall be agreed upon by the Payee and the Maker, and all payments of principal of and interest on this Note shall be payable in same day or immediately available funds in Dollars. Except as set forth in the next sentence, all payments on this Note shall be made by the Maker to the Payee’s account as notified to the Maker from time to time, and shall be evidenced on the books and records of the Maker and the Payee. The Maker hereby agrees that upon Credit Suisse First Boston (including its successors, transferees or assigns, referred to as the “Administrative Agent”) notifying the Maker that a Specified Event has occurred and is continuing (collectively referred to as a “Payment Event”), it will make (and the Payee irrevocably instructs the Maker to make) all payments of principal and accrued interest on this Note on demand to an account identified by the Administrative Agent, and upon the delivery of such notice (which can include a facsimile notice), the Administrative Agent shall have all rights of the Payee to demand (and collect) payment of, and enforce all rights with respect to, the Indebtedness evidenced by this Note.

                This Note is one of the Intercompany Notes referred to in the Borrower Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among various Persons (including the Payee) and the Administrative Agent and has been pledged to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) as security for the Obligations outstanding from time to time under the Loan Documents. Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in (or by reference in) the Security Agreement.

                THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

[NAME OF MAKER]

By:

Title:

Pay to the order of CREDIT SUISSE FIRST BOSTON, as Administrative Agent

USP DOMESTIC HOLDINGS, INC.

By:

Title:

EXHIBIT B
to Borrower Pledge and Security Agreement

PATENT SECURITY AGREEMENT

                This PATENT SECURITY AGREEMENT, dated as of ____________ ___, _____ (this “Agreement”), is made between USP DOMESTIC HOLDINGS, INC., a Delaware corporation (the “Grantor”), and CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the Lenders, Société Générale, as the Documentation Agent, Lehman Commercial Paper Inc., as the Syndication Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

                WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

                WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

                SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

                (a) all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule I attached hereto;

                (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                (c) all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I attached hereto; and

                (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

                SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

                SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officers as of the date first above written.

USP DOMESTIC HOLDINGS,INC.

By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	/s/ Julia p. Kingsbury

Title: Vice President

By:	/s/ William S. Lutkins

Title: Vice President

SCHEDULE I
to Patent Security Agreement

Item A. Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B. Patent Licenses

Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

EXHIBIT C
to Borrower Pledge and Security Agreement

TRADEMARK SECURITY AGREEMENT

                This TRADEMARK SECURITY AGREEMENT, dated as of ____________ ___, _____ (this “Agreement”), is made between USP DOMESTIC HOLDINGS, INC., a Delaware corporation (the “Grantor”), and CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the Lenders, Société Générale, as the Documentation Agent, Lehman Commercial Paper Inc., as the Syndication Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

                WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

                WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

                SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

                (a) (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

                (b) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

                (c) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

                (d) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

                SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

                SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

USP DOMESTIC HOLDINGS, INC.

By:

Title:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:

Title:

By:

Title:

SCHEDULE I
to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

			Expected	Products/
Country	Trademark	Docket No.	Filing Date	Services

Item B. Trademark Licenses

Country or				Effective	Expiration
Territory	Trademark	Licensor	Licensee	Date	Date

EXHIBIT D
to Borrower Pledge and Security Agreement

COPYRIGHT SECURITY AGREEMENT

                This COPYRIGHT SECURITY AGREEMENT, dated as of ____________ ___, _____ (this “Agreement”), is made between USP DOMESTIC HOLDINGS, INC., a Delaware corporation (the “Grantor”), and CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Grantor, the Lenders, Société Générale, as the Documentation Agent, Lehman Commercial Paper Inc., as the Syndication Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

                WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

                WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

                SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following Copyright Collateral (as defined below), whether now or hereafter existing or acquired by the Grantor.

                “Copyright Collateral” means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule I attached hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I attached hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

                SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

                SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

USP DOMESTIC HOLDINGS, INC.

By:

Title:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	_________________________________
Title:

By:	_________________________________
Title:

SCHEDULE I
to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications in Preparation

Expected
Country	Docket No.	Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

Country or			Effective	Expiration
Territory	Licensor	Licensee	Date	Date

EXHIBIT B

BORROWING REQUEST

Credit Suisse First Boston,
  as Administrative Agent
11 Madison Avenue
New York, New York 10010
Attention:______________________

USP DOMESTIC HOLDINGS, INC.

Ladies and Gentlemen:

                This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Credit Suisse First Boston , as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

                The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $____________ on _____________ ___, _________ as a [Base Rate Loan] [LIBO Rate Loan having an Interest Period of _____ months].

                The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the Borrower that, on the date of the making of such Loans, and both before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

                Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the fi nancial institutions indicated respectively:

Person to be Paid
Amount to			Name, Address, etc.
be Transferred	Name	Account No.	Of Transferee Lender

$_________________________	__________________________	__________________________	__________________________
__________________________
Attention: _________________

$_________________________	__________________________	__________________________	__________________________
__________________________
Attention: _________________

$_________________________	__________________________	__________________________	__________________________
__________________________
Attention: _________________
Balance of such
proceeds	The Borrower		_________________________
__________________________
Attention: _________________

                IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this _____ day of ___________, ________.

USP DOMESTIC HOLDINGS, INC.

By:

Title:

COMPLIANCE CERTIFICATE

USP DOMESTIC HOLDINGS, INC.

                This Compliance Certificate is delivered pursuant to Clause (c) of Section 7.1.1 of the Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Credit Suisse First Boston, as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.

                The Borrower hereby certifies, represents and warrants in respect of the period (the “Computation Period”) of four Fiscal Quarters ending on ______ __, ____ (such latter date being the “Computation Date”):

(a)	As of the Computation Date, no Default had occurred and was continuing[, except for ________________].

(b)	The Total Debt to EBITDA Ratio was ___:1, as computed on Attachment 1 hereto. The maximum Total Debt to EBITDA Ratio permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date is ___:1, and, accordingly, the covenant [has][has not] been complied with.

(c)	The Senior Debt to EBITDA Ratio was __:1, as computed on Attachment 2 hereto. The maximum Senior Debt to EBITDA Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date is ___:1, and, accordingly, the covenant [has][has not] been complied with.

(d)	The Fixed Charge Coverage Ratio was __:1, as computed on Attachment 3 hereto. The minimum Fixed Charge Coverage Ratio required pursuant to clause (c) of Section 7.2.4 of the Credit Agreement on the Computation Date is ___:1, and, accordingly, the covenant [has][has not] been complied with.

(e)	The Interest Coverage Ratio was __:1, as computed on Attachment 4 hereto. The minimum Interest Coverage Ratio required pursuant to clause (d) of Section 7.2.4 of the Credit Agreement on the Computation Date is ___:1, and, accordingly, the covenant [has][has not] been complied with.

(f)	The Parent Total Debt to Parent Total Capitalization Ratio was ___:1, as computed on Attachment 5 hereto. The maximum Parent Total Debt to Parent Total Capitalization Ratio permitted pursuant to Section 8.1.12 if the Credit Agreement is 0.60:1, and, accordingly, [no][a] Default has occurred [and is continuing].

                IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its officer thereunto duly authorized as of the date first above written.

USP DOMESTIC HOLDINGS, INC.

By:

Title:

Attachment 1
(to _/_/_ Compliance
Certificate)

TOTAL DEBT TO EBITDA RATIO
on __________
(the “Computation Date”)

A.	Total Debt: the outstanding principal amount of the following types of Indebtedness of the Borrower and its Consolidated Entities (in each case exclusive of intercompany Indebtedness between the Borrower and its Consolidated Entities):

	(1)	All obligations for borrowed money or advances and all obligations evidenced by bonds, debentures, notes or other similar instruments (which, in the case of the Loans, shall be deemed to equal the average daily amount of the Loans outstanding for the Fiscal Quarter ending on or immediately preceding the Computation Date)	$__________

	(2)	All obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances, in each case issued for the account of the Borrower and its Consolidated Entities (which, in the case of Letter of Credit Outstandings, shall be deemed to equal the average daily amount of Letter of Credit Outstandings for the Fiscal Quarter ending on or immediately preceding the Computation Date)	$__________

	(3)	All Capitalized Lease Liabilities (all monetary obligations under any leasing or similar arrangement which have been (or in accordance with GAAP should be) classified as capitalized leases and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or penalty)	$__________

	(4)	All obligations arising under Synthetic Leases (any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which the Borrower or any of its Consolidated Entities is the lessor)	$__________

	(5)	Contingent Liabilities in respect of any of the foregoing.	$__________

	(6)	The sum of Items A(1) through A(5)	$__________

B.	EBIDTA [1]: the sum, for the Borrower and its Consolidated Entities, of:

[1]	EBITDA shall be adjusted to give pro forma effect to Permitted Acquisitions made during any period as if such Permitted Acquisitions had been made at the beginning of such period. In addition, for the first three Fiscal Quarters of the 2001 Fiscal Year, EBITDA shall be Annualized.

	(1)	Net Income (the aggregate of all amounts, exclusive of all amounts in respect of any extraordinary gains but including extraordinary losses, which would be included as net income on the consolidated financial statements of the Borrower and its Consolidated Entities)	$__________

	(2)	To the extent deducted in determining Net Income, the sum of the following:

		(a) Amounts attributable to amortization	$__________

		(b) Income tax expense	$__________

		(c) Interest Expense (without duplication, the aggregate interest expense (both accrued and paid and net of any interest income paid during such period to the Borrower and it Consolidated Entities) of the Borrower and its Consolidated Entities for the Computation Period (including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense)	$__________

		(d) Depreciation of assets	$__________

	(3)	The sum of Items B(2)(a) through B(2)(d)	$__________

	(4)	EBITDA: the sum of Items B(1) and B(3)	$__________

C.	TOTAL DEBT TO EBITDA RATIO: the ratio of Item A(6) to Item B(4)		_________: 1

Attachment 2
(to _/_/_ Compliance
Certificate)

SENIOR DEBT TO EBITDA RATIO
on ___________
(the “Computation Date”)

A.	Senior Debt:

	(1)	Total Debt (see Item A(6) of Attachment 1)	$___________

	(2)	Subordinated Debt (the WACS Debt and other unsecured Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Administrative Agent)	$___________

	(3)	Item A(1) less Item A(2)	$___________

B.	EBITDA (see Item B(4) of Attachment 1)		$___________

C.	SENIOR DEBT TO EBITDA RATIO: the ratio of Item A(3) to Item B		___________: 1

Attachment 3
(to _/_/_ Compliance
Certificate)

FIXED CHARGE COVERAGE RATIO
on ___________
(the “Computation Date”)

A.	EBITDA (see Item B(4) of Attachment 1)	$ _________

B.	Amounts attributable to Minority Interests to the extent deducted in determining Net Income	$ _________

C.	Maintenance Capital Expenditures (any Capital Expenditures made with respect to the maintenance of existing assets)	$ _________

D.	The sum of Item A and Item B less Item C	$ _________

E.	Fixed Charges [2]:	$ _________

[2]	For the first three Fiscal Quarters of the 2001 Fiscal Year, the amount of Fixed Charges shall be Annualized.

	(1) Interest Expense (see Item B(2)(c) of Attachment 1)	$ _________

	(2) All scheduled principal repayments of Indebtedness made during the Computation Period	$ _________

	(3) All income Taxes actually paid in cash	$ _________

	(4) The sum of Items B(1) through B(3)	$ _________

F.	FIXED CHARGE COVERAGE RATIO: the ratio of Item D to Item E(4)	_________: 1

Attachment 4
(to _/_/_ Compliance
Certificate)

INTEREST COVERAGE RATIO
on ___________
(the “Computation Date”)

A.	EBITDA (see Item B(4) of Attachment 1)	$ _________

B.	Amounts attributable to Minority Interests to the extent deducted in determining Net Income	$____________

C.	The sum of Item A and Item B	$____________

D.	Interest Expense (see Item B(2)(c) of Attachment 1)	$____________

E.	INTEREST COVERAGE RATIO: the ratio of Item C to Item D	___________:1

Attachment 5
(to _/_/_ Compliance
Certificate)

PARENT TOTAL DEBT TO PARENT TOTAL CAPITALIZATION RATIO
on ___________
(the “Computation Date”)

A.	Parent Total Debt: the outstanding principal amount of the following types of Indebtedness of the Parent and its Subsidiaries:		$___________

	(1)	All obligations for borrowed money or advances and all obligations evidenced by bonds, debentures, notes or other similar instruments	$___________

	(2)	All obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances, in each case issued for the account of the Parent and its Subsidiaries	$___________

	(3)	All Capitalized Lease Liabilities (all monetary obligations under any leasing or similar arrangement which have been (or in accordance with GAAP should be) classified as capitalized leases and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or penalty)	$___________

	(4)	All obligations arising under Synthetic Leases (any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which Parent and its Subsidiaries is the lessor)	$___________

	(5)	Contingent Liabilities in respect of any of the foregoing.	$___________

B.	The sum of Items A(1) through A(5)

C.	Parent Total Capitalization:

	(1) All amounts (without duplication) which, in accordance with GAAP, would be included in Parent’s stockholders’ equity (excluding unrealized gains or losses recorded pursuant to FAS 115) as required to be reported in Parent’s then most recent consolidated balance sheet	$___________

	(2) Parent Total Debt (see Item B)	$___________

D.	The sum of Items C(1) and C(2)	$___________

E.	PARENT TOTAL DEBT TO PARENT TOTAL CAPITALIZATION RATIO: the ratio of Item B to Item D	___________:1

EXHIBIT D

CONTINUATION/CONVERSION NOTICE

Credit Suisse First Boston,
  as Administrative Agent
11 Madison Avenue
New York, New York 10010
Attention:______________________

USP DOMESTIC HOLDINGS, INC.

Ladies and Gentlemen:

                This Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Credit Suisse First Boston, as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

                The Borrower hereby requests that on ___________ ___, ________,

                (1) $____________ of the presently outstanding principal amount of the Revolving Loans originally made on ____________ ___, _____, presently being maintained as [Base Rate Loans] [LIBO Rate Loans],

                (2) be [converted into] [continued as],

                (3) 1[LIBO Rate Loans having an Interest Period of _____ months] [Base Rate Loans].

[1]	Insert appropriate interest rate option and, if applicable, the number of months with respect to LIBO Rate Loans.

The Borrower hereby:

                (a) certifies and warrants that no Default has occurred and is continuing; and

                (b) agrees that if prior to the time of the [continuation] [conversion] requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the [continuation] [conversion] requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such [continuation] [conversion] as if then made.

                IN WITNESS WHEREOF, the Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this _____ day of ____________, _______.

USP DOMESTIC HOLDINGS, INC.

By:

Title:

[EXECUTION COPY]

HOLDINGS GUARANTY AND PLEDGE AGREEMENT

                This HOLDINGS GUARANTY AND PLEDGE AGREEMENT, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”), is made by UNITED SURGICAL PARTNERS HOLDINGS, INC., a Delaware corporation (the “Pledgor”), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (together with any successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, the Borrower is a wholly-owned Subsidiary of the Pledgor;

                WHEREAS, pursuant to the terms of the Credit Agreement, the Pledgor is required to execute and deliver this Agreement;

                WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Agreement; and

                WHEREAS, it is in the best interests of the Pledgor to execute this Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

                SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                “Administrative Agent” is defined in the preamble.

                “Agreement” is defined in the preamble.

                “Borrower” is defined in the first recital.

                “Collateral” is defined in Section 2.1.

                “Credit Agreement” is defined in the first recital.

                “Distributions” means all non-cash dividends paid on Equity Interests, liquidating dividends paid on Equity Interests, shares of Equity Interests resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Equity Interests constituting Collateral, but excluding Dividends.

                “Dividends” means cash dividends and cash distributions with respect to any Equity Interests constituting Collateral that are not a liquidating dividend.

                “Equity Interests Issuer” means each Person identified in Attachment 1 hereto as the issuer of the Equity Interests identified opposite the name of such Person.

                “Equity Interests” means all of the Equity Interests in the Equity Interests Issuer.

                “Permitted Liens” means Liens of the type referred to in clauses (b), (d) and (g) of Section 7.2.3 of the Credit Agreement.

                “Pledgor” is defined in the preamble.

                “Specified Event” means the occurrence and continuance of a Default under clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or any other Event of Default.

                 SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                SECTION 1.3. UCC Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
PLEDGE

                SECTION 2.1. Grant of Security Interest. The Pledgor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Collateral”):

                (a) all investment property in which the Pledgor has an interest (including the Equity Interests of each issuer of such Equity Interests described in Schedule I hereto); and;

                (b) all other Equity Interests which are interests in limited liability companies or partnerships in which the Pledgor has an interest (including the Equity Interests of each Equity Interests Issuer described in Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (a) and (b) and all proceeds of each of the foregoing.

                SECTION 2.2. Pledgor Remains Liable. Anything herein to the contrary notwithstanding

                (a) the Pledgor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

                (b) the exercise by the Administrative Agent of any of its rights hereunder will not release the Pledgor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                SECTION 2.3. Postponement of Subrogation. The Pledgor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall the Pledgor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to the Pledgor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by the Pledgor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 7.1; provided that if the Pledgor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at the Pledgor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of the Pledgor, execute and deliver to the Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Pledgor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, the Pledgor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to any Secured Party.

ARTICLE III
GUARANTY PROVISIONS

                SECTION 3.1. Guaranty. The Pledgor hereby absolutely, unconditionally and irrevocably

                (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing under the Credit Agreement, any Letter of Credit and each other Loan Document to which the Borrower or such other Obligor is or may become a party (or, in the case of Letters of Credit, is or may become the account party), whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for the operation of any provision of any bankruptcy, insolvency, reorganization, moratorium or similar law relating to or affecting creditors’ rights generally, such as the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

                (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred by such Secured Party in enforcing any rights under this Agreement,

This Agreement constitutes a guaranty of payment when due and not of collection, and the Pledgor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor or any other Person before or as a condition to the obligations of the Pledgor hereunder.

                SECTION 3.2. Acceleration of Guaranty. The Pledgor agrees that, (a) in the event of the occurrence of any Specified Event with respect to any Obligor, or (b) upon written notice from the Administrative Agent to the Pledgor of the breach by the Pledgor in any material respect of any of the representations, warranties or covenants contained herein, and if any such events shall occur at a time when any of the Obligations may not then be due and payable, the Pledgor will pay to the Lenders forthwith the full amount which would be payable hereunder by the Pledgor if all such Obligations were then due and payable.

                SECTION 3.3. Reinstatement, etc. The Pledgor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy or reorganization of any other Obligor or otherwise, all as though such payment had not been made.

                SECTION 3.4. Guaranty and Security Interest Absolute, etc. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect until the Termination Date. The Pledgor guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of the Pledgor under this Agreement, and all rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of the Pledgor hereunder, shall, to the extent permitted under applicable law, be absolute, unconditional and irrevocable irrespective of:

                (a) any lack of validity, legality or enforceability of any Loan Document;

                (b) the failure of any Secured Party

                (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Guarantor) under the provisions of any Loan Document or otherwise, or

                (ii) to exercise any right or remedy against any other guarantor (including any other Guarantor) of, or collateral securing, any Obligations;

                (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations or any other extension, compromise or renewal of any Obligation;

                (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

                (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

                (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including the Pledgor) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

                (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

                SECTION 3.5. Setoff. The Pledgor hereby irrevocably authorizes the Administrative Agent and each Lender, without the requirement that any notice be given to the Pledgor (such notice being expressly waived by the Pledgor), upon the occurrence and during the continuance of any Default described in Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Specified Event, to set-off and appropriate and apply to the payment of the Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of the Pledgor then or thereafter maintained with such Secured Party; provided that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the Pledgor and the Administrative Agent after any such setoff and application made by such Secured Party; provided further that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

                SECTION 3.6. Waiver, etc. The Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or any collateral securing the Obligations.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

                SECTION 4.1. Representations and Warranties, etc. The Pledgor represents and warrants unto each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Equity Interests) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

                SECTION 4.1.1. Organization, etc. The Pledgor is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

                SECTION 4.1.2. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens except (i) any Lien granted pursuant hereto in favor of the Administrative Agent and (ii) Permitted Liens.

                SECTION 4.1.3. Valid Security Interest. The execution and delivery of this Agreement, together with the delivery of such Collateral to the Administrative Agent, is effective to create a valid, perfected, first-priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, subject only to Permitted Liens. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral, subject to Section 9-306 of the UCC.

                SECTION 4.1.4. As to Equity Interests. In the case of any Equity Interests constituting Collateral, all of such Equity Interests are duly authorized and validly issued, fully paid and non-assessable, and constitute all of the Equity Interests of each Equity Interests Issuer owned by the Pledgor. On the Closing Date, the Pledgor has no direct Subsidiary other than each Equity Interests Issuer.

                SECTION 4.1.5. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either

                (a) for the grant by the Pledgor of the security interest granted hereby, the pledge by the Pledgor of any Collateral pursuant hereto or for the execution, delivery and performance of this Agreement by the Pledgor;

                (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder; or

                (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement, except (i) with respect to any securities issued by a Subsidiary of the Pledgor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Agreement and (ii) any “change of control” or similar filings required by state licensing agencies and, with respect to Ortholink Securities Corporation, the National Association of Securities Dealers.

                SECTION 4.1.6. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to the Pledgor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this Section.

ARTICLE V
COVENANTS

                SECTION 5.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder) to the extent prohibited under the Credit Agreement. The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                SECTION 5.2. Stock Powers, etc. The Pledgor agrees that all Equity Interests delivered by the Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuation of any Specified Event, promptly transfer any Equity Interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

                SECTION 5.3. Continuous Pledge. Subject to the Credit Agreement, the Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral and, to the extent required under the Credit Agreement, all Dividends and Distributions with respect thereto and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, and will not permit the Borrower to issue any Voting Stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

                SECTION 5.4. Voting Rights; Dividends, etc. The Pledgor agrees:

                (a) promptly upon receipt of notice of the occurrence and continuance of a Specified Event from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal, and all proceeds of the Collateral, in each case thereafter received by the Pledgor, all of which shall be held by the Administrative Agent as additional Collateral; and

                (b) subject to clause (c)(ii) of Section 4.1.5 and, with respect to Collateral consisting of general partner interests or limited liability company interests, modifications to the respective Organic Documents to the admission of the Administrative Agent as a general partner or member, respectively, immediately upon the occurrence and continuance of a Specified Event and so long as the Administrative Agent has notified the Pledgor of the Administrative Agent’s intention to exercise its voting power under this clause,

                 (i) that the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

                (ii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Event shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), the Pledgor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

                SECTION 5.5. Amendment of Organic Documents. The Pledgor will not amend, upplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Organic Document of any issuer of any Security comprising the Collateral in which it has an equity interest if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of the Administrative Agent or any other Senior Secured Party hereunder or under the Credit Agreement or any other Loan Document, without the prior written consent of the Administrative Agent and the Majority Lenders.

                 SECTION 5.6. Payment of Net Equity Proceeds. Upon receipt of any Net Equity Proceeds, from the Borrower in violation of Section 3.1.1 of the Credit Agreement, the Pledgor shall pay or repay the Loans in the amounts and on the dates required pursuant to clause (c) of Section 3.1.1 of the Credit Agreement.

                SECTION 5.7. Compliance with Laws, etc. The Pledgor will comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include:

                (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation; provided that this clause (a) will not prohibit any transaction otherwise permitted under Section 5.9; and

                (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

                SECTION 5.8. No Defaults. The Pledgor will not, and will not permit the Borrower or any of its Subsidiaries to, take any action or fail to take any action if such action or failure to act would result in a Default under the Credit Agreement.

                SECTION 5.9. Activities of the Pledgor.

                (a) Without limiting the effect of any provision contained in this Article V, the Pledgor will not engage in any business activity other than its continuing ownership of all of the Equity Interests in the Borrower and USP International Holdings, Inc., its compliance with the obligations applicable to it under the Loan Documents, its payment of any dividends or other distributions in respect of, or its repurchase or redemption of, any of its Equity Interests not otherwise prohibited hereunder, its issuance of any Equity Interests or Indebtedness not otherwise prohibited hereunder, its payment of principal and interest on any Indebtedness not otherwise prohibited hereunder and its payment of overhead expenses and taxes.

                (b) Without limiting the generality of clause (a) above, the Pledgor will not (i) create, assume or suffer to exist any Lien upon, or grant any options or other rights with respect to, any of its revenues, property or other assets, whether now owned or hereafter acquired other than as contemplated by the Loan Documents, wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), or consolidate or amalgamate with or merge into or with any other Person, or Dispose of all or any part of its assets, in one transaction or a series of transactions, to any Person or Persons other than contemplated by the Loan Documents, (ii) without the prior written consent of the Required Lenders, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, any schedules, exhibits or agreements, in each case which would adversely affect the rights or remedies of the Lenders or the Pledgor’s or any other Obligor’s ability to perform hereunder or under any Loan Document, or increase the obligations of the Pledgor thereunder to the detriment of the Lenders, or which would increase the Pledgor’s, the Borrower’s or any of its Subsidiaries’ obligations or liabilities, contingent or otherwise, (iii) without the consent of the Agents, create, incur, assume or suffer to exist any Investment in any other Person, other than an Investment in the Borrower and USP International Holdings, Inc.

                (c) The Pledgor agrees not to commence or cause the commencement of any of the actions described in clause (b), (c) or (d) of Section 8.1.9 of the Credit Agreement with respect to the Borrower or any of its Subsidiaries.

                SECTION 5.10. Corporate Status. The Pledgor agrees not to change its passive holding company status.

ARTICLE VI
THE ADMINISTRATIVE AGENT

                 SECTION 6.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent it’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of a Specified Event and subject to delivery of notice to the Pledgor, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                (d) to perform the affirmative obligations of the Pledgor hereunder (including all obligations of the Pledgor pursuant to Section 5.1).

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

                SECTION 6.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein within 30 days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 8.4.

                SECTION 6.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                SECTION 6.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Event, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VII
REMEDIES

                SECTION 7.1. Certain Remedies. If any Specified Event shall have occurred and be continuing:

                (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                (i) require the Pledgor to, and the Pledgor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 2.7 of the Subsidiary Guaranty.

                (c) The Administrative Agent may

                (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                (iv) endorse any checks, drafts, or other writings in the Pledgor’s name to allow collection of the Collateral,

                (v) take control of any proceeds of the Collateral, and

                (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                 SECTION 7.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 7.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

                (a) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent; and

                (b) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by any of the Secured Parties by reason of the failure of the Pledgor to perform any of the covenants contained in this Section and consequently, to the extent permitted under applicable law, agrees that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

                SECTION 7.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 7.4. Indemnity and Expenses.

                (a) The Pledgor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Administrative Agent’s gross negligence or wilful misconduct.

                (b) The Pledgor, upon demand, will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                (i) the administration of each Loan Document,

                (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, or

                (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

                SECTION 8.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                SECTION 8.2. Binding on Successors, Transferees and Assigns; Assignment. This Agreement shall remain in full force and effect until the Termination Date, shall be jointly and severally binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that the Pledgor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

                SECTION 8.3. Amendments, etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Pledgor from its obligations under this Agreement shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be pursuant to Section 10.1 of the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

                SECTION 8.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                SECTION 8.5. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

                SECTION 8.6. No Waiver; Remedies. In addition to, and not in limitation of, Section 3.4 and Section 3.6, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION 8.7. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

                SECTION 8.8. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                SECTION 8.9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                SECTION 8.10. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 8.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR THE PLEDGOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE PLEDGOR IN SECTION 10.2 OF THE CREDIT AGREEMENT. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                SECTION 8.12. Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR THE PLEDGOR IN CONNECTION THEREWITH. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed and delivered by its Authorized Officer as of the day and year first above written.

UNITED SURGICAL PARTNERS HOLDINGS, INC.

By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	/s/ William S. Lutkins

Title: Vice President

By:	/s/ Julia P. Kingsbury

Title: Vice President

ATTACHMENT 1
 to Holdings Guaranty and Pledge Agreement

Equity Interests

		Description

				% of
				Outstanding
	Certificate	Authorized	Outstanding	Shares
Equity Interests Issuer	No.	Shares	Shares	Pledged

USP Domestic Holdings, Inc.	[ ]	[ ]	[ ]	100%
USP International Holdings, Inc.	[ ]	[ ]	[ ]	100%

EXHIBIT C

ISSUANCE REQUEST

Credit Suisse First Boston,
  as Administrative Agent
11 Madison Avenue
New York, New York 10010
Attention:______________________

USP DOMESTIC HOLDINGS, INC.

Ladies and Gentlemen:

                This Issuance Request is delivered to you pursuant to Section 2.6 of the Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Credit Suisse First Boston, as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

                The Borrower hereby requests that on ____________ ___, ______ (the “Date of Issuance”) [Name of Issuer]1(the “Issuer”) [issue a Letter of Credit in the initial Stated Amount of $____________ with a Stated Expiry Date (as defined therein) of ____________ ___, _____] [extend the Stated Expiry Date (as defined under Letter of Credit No. ___, issued on ____________ ___, _____, in the initial Stated Amount of $____________) to a revised Stated Expiry Date (as defined therein) of ____________ ___, _____].

[1]	USUALLY THE ADMINISTRATIVE AGENT.

                The beneficiary of the requested Letter of Credit will be _________________________, and such Letter of Credit will be in support of _________________________.

                The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Issuance Request and the acceptance by the Borrower of the [issuance] [extension] of the Letter of Credit requested hereby constitutes a representation and warranty by the Borrower that, on the date of such [issuance] [extension], and both before and after giving effect thereto and to the application of the proceeds or benefits of the Letter of Credit [issued] [extended] in accordance herewith, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                The Borrower agrees that if prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such [issuance] [extension] as if then made.

                IN WITNESS WHEREOF, the Borrower has caused this Issuance Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this _____ day of ________________, ________.

USP DOMESTIC HOLDINGS, INC.
By:

Title:

EXHIBIT L

LENDER ASSIGNMENT AGREEMENT

___________ ___, ______

USP Domestic Holdings, Inc.
17103 Preston Road
Suite 200 North
Dallas, TX 75248
Attention: Donald E. Steen

Credit Suisse First Boston,
  as Administrative Agent
11 Madison Avenue
New York, New York 10010
Attention:______________________

USP DOMESTIC HOLDINGS, INC..

Ladies and Gentlemen:

                We refer to clause (d) of Section 10.11.1 of the Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Credit Suisse First Boston, as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

                As of ______________ ___, ________ (the “Assignment Date”), ___________________ (the “Assignor”) irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty (except as expressly set forth herein), to ____________________ (the “Assignee”), and the Assignee irrevocably purchases from the Assignor that portion of the Loans and Commitments of the Assignor as set forth on Schedule I hereto (the “Assigned Portion”) with, if applicable, conveyances of the Revolving Loans to include the Assignor’s pro rata portion of any Letter of Credit Outstandings as of the Assignment Date under the Credit Agreement, so that, after giving effect to the foregoing assignment and delegation, the Assignor’s and the Assignee’s Percentages for the purposes of each Loan Document will be as set forth on Schedule I hereto.

                In addition, this agreement constitutes notice to each of you, pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the assignment and delegation to the Assignee of the Assigned Portion of the Credit Extensions and Commitments of the Assignor outstanding under the Credit Agreement as of the Assignment Date.

                Any accrued and unpaid interest, fees and other payments related to the Assigned Portion applicable to the period prior to the Assignment Date shall be for the account of the Assignor. Any accrued and unpaid interest, fees and other payments related to the Assigned Portion applicable to the period from and after the Assignment Date shall be for the account of the Assignee. Each of the Assignor and the Assignee severally agrees that it will hold for the other party any interest, fees and other payments which it may receive to which the other party is entitled pursuant to any agreement between the parties and pay to the other party any such amounts which it may receive promptly upon receipt thereof. In furtherance of the foregoing, the Administrative Agent will, and is hereby authorized to, pay over to the Assignee and the Assignor such amounts to which each is entitled.

                The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with (to the extent requested by the Assignee in writing) copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Administrative Agent.

                The Assignor represents and warrants that it is legally authorized to enter into and deliver this agreement and represents that it is the legal and beneficial owner of the Assigned Portion and that such Assigned Portion is free and clear of any adverse claim. Except as set forth in the previous sentence, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made pursuant to or in connection with this agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto, including the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by any Lender of any of its obligations under any Loan Document or any other instrument or document furnished pursuant hereto or thereto. The Assignee represents and warrants that it is legally authorized to enter into and deliver this agreement and confirms that it has received copies of the most recent financial statements delivered pursuant to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement. In addition, the Assignee independently and without reliance upon the Assignor, the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Loan Documents and the other instruments and documents delivered in connection therewith.

                Except as otherwise provided in the Credit Agreement, effective as of the Assignment Date,

                (a) the Assignee

                (i) shall be deemed automatically to have become a party to the Credit Agreement and shall have all the rights and obligations of a “Lender” under the Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                (ii) agrees to be bound by the terms and conditions set forth in the each of the Loan Documents as if it were an original signatory thereto; and

                (b) the Assignor shall be released from its obligations under the Loan Documents to the extent specified in the second paragraph hereof.

                [The Assignor and the Assignee hereby agree that the [Assignor][Assignee] will pay to the Administrative Agent the processing fee, if applicable, referred to in Section 10.11.1 of the Credit Agreement.]

                The Assignee hereby advises each of you that the Assignee’s administrative details with respect to the Assigned Portion are on file with the Administrative Agent, and requests the Administrative Agent to acknowledge receipt of this document.

                The Assignee agrees (for the benefit of the Assignor, the Borrower and the Administrative Agent) to furnish, if required by Section 4.6 of the Credit Agreement, the applicable Internal Revenue Service forms or other forms required thereunder no later than the date of acceptance hereof by the Administrative Agent. In addition, the Assignee represents and warrants (for the benefit of the Assignor, the Borrower and the Administrative Agent) that, under applicable law and treaties in effect as of the date hereof, no United States federal taxes will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to the Assignee in respect of the Credit Agreement.

                Notwithstanding any other provisions hereof, to the extent the consents of or notice to the Borrower, the Administrative Agent and/or the Issuer are required under Section 10.11.1 of the Credit Agreement, the assignment and delegation contemplated in this agreement shall not be effective unless such consents or notices shall have been obtained and in any event no such assignment and delegation shall be effective unless and until such assignment has been recorded in the Register by the Administrative Agent.

                This Agreement may be executed by the Assignor and Assignee (and, if applicable, accepted and agreed to by the Administrative Agent, the Issuer and the Borrower) in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                THIS AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                IN WITNESS WHEREOF, the parties have caused this Lender Assignment Agreement to be duly executed and delivered as of the date first above written.

[NAME OF ASSIGNOR]

	By	_________________________________
Title:

[NAME OF ASSIGNEE]

	By:	_________________________________

Title:

Accepted and Acknowledged
this _____ day of ________________, _________:

USP DOMESTIC HOLDINGS, INC.

By:

Title:

CREDIT SUISSE FIRST BOSTON,
as Administrative Agent [and as Issuer]

By:

Title:

By:

Title:

SCHEDULE I

	ASSIGNOR’S	ADJUSTED	ADJUSTED
	ORIGINAL	ASSIGNOR	ASSIGNEE
	PERCENTAGE	PERCENTAGE	PERCENTAGE

REVOLVING LOAN COMMITMENT
REVOLVING LOANS OUTSTANDING

[EXECUTION COPY]

PARENT GUARANTY AND PLEDGE AGREEMENT

                This PARENT GUARANTY AND PLEDGE AGREEMENT, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”), is made by UNITED SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the “Pledgor”), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (together with any successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, the Borrower is a wholly-owned Subsidiary of the Pledgor;

                WHEREAS, pursuant to the terms of the Credit Agreement, the Pledgor is required to execute and deliver this Agreement;

                WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Agreement; and

                WHEREAS, it is in the best interests of the Pledgor to execute this Agreement inasmuch as the Pledgor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

                SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                “Administrative Agent” is defined in the preamble.

                “Agreement” is defined in the preamble.

                “Borrower” is defined in the first recital.

                “Collateral” is defined in Section 2.1.

                “Credit Agreement” is defined in the first recital.

                “Distributions” means all non-cash dividends paid on Equity Interests, liquidating dividends paid on Equity Interests, shares of Equity Interests resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Equity Interests constituting Collateral, but excluding Dividends.

                “Dividends” means cash dividends and cash distributions with respect to any Equity Interests constituting Collateral that are not a liquidating dividend.

                “Equity Interests Issuer” means each Person identified in Attachment 1 hereto as the issuer of the Equity Interests identified opposite the name of such Person.

                “Equity Interests” means all of the Equity Interests in the Equity Interests Issuer.

                “Permitted Liens” means Liens of the type referred to in clauses (b), (d) and (g) of Section 7.2.3 of the Credit Agreement.

                “Pledgor” is defined in the preamble.

                “Specified Event” means the occurrence and continuance of a Default under clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or any other Event of Default.

                SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                SECTION 1.3. UCC Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
PLEDGE

                SECTION 2.1. Grant of Security Interest. The Pledgor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Collateral”):

                (a) all investment property in which the Pledgor has an interest (including the Equity Interests of each issuer of such Equity Interests described in Schedule I hereto); and;

                (b) all other Equity Interests which are interests in limited liability companies or partnerships in which the Pledgor has an interest (including the Equity Interests of each Equity Interests Issuer described in Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (a) and (b) and all proceeds of each of the foregoing.

                SECTION 2.2. Pledgor Remains Liable. Anything herein to the contrary notwithstanding

                (a) the Pledgor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

                (b) the exercise by the Administrative Agent of any of its rights hereunder will not release the Pledgor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                SECTION 2.3. Postponement of Subrogation. The Pledgor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall the Pledgor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to the Pledgor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by the Pledgor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 7.1; provided that if the Pledgor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at the Pledgor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of the Pledgor, execute and deliver to the Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Pledgor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, the Pledgor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to any Secured Party.

ARTICLE III
GUARANTY PROVISIONS

                SECTION 3.1. Guaranty. The Pledgor hereby absolutely, unconditionally and irrevocably

                (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing under the Credit Agreement, any Letter of Credit and each other Loan Document to which the Borrower or such other Obligor is or may become a party (or, in the case of Letters of Credit, is or may become the account party), whether for principal, interest, Reimbursement Obligations, fees, expenses or otherwise (including all such amounts which would become due but for the operation of any provision of any bankruptcy, insolvency, reorganization, moratorium or similar law relating to or affecting creditors’ rights generally, such as the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and.

                (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred by such Secured Party in enforcing any rights under this Agreement,

This Agreement constitutes a guaranty of payment when due and not of collection, and the Pledgor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor or any other Person before or as a condition to the obligations of the Pledgor hereunder.

                SECTION 3.2. Acceleration of Guaranty. The Pledgor agrees that, (a) in the event of the occurrence of any Specified Event with respect to any Obligor, or (b) upon written notice from the Administrative Agent to the Pledgor of the breach by the Pledgor in any material respect of any of the representations, warranties or covenants contained herein, and if any such events shall occur at a time when any of the Obligations may not then be due and payable, the Pledgor will pay to the Lenders forthwith the full amount which would be payable hereunder by the Pledgor if all such Obligations were then due and payable.

                SECTION 3.3. Reinstatement, etc. The Pledgor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy or reorganization of any other Obligor or otherwise, all as though such payment had not been made.

                SECTION 3.4. Guaranty and Security Interest Absolute, etc. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect until the Termination Date. The Pledgor guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of the Pledgor under this Agreement, and all rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of the Pledgor hereunder, shall, to the extent permitted under applicable law, be absolute, unconditional and irrevocable irrespective of:

                (a) any lack of validity, legality or enforceability of any Loan Document;

                (b) the failure of any Secured Party

                (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Guarantor) under the provisions of any Loan Document or otherwise, or

                (ii) to exercise any right or remedy against any other guarantor (including any other Guarantor) of, or collateral securing, any Obligations;

                (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations or any other extension, compromise or renewal of any Obligation;

                (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

                (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

                (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including the Pledgor) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

                (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

                SECTION 3.5. Setoff. The Pledgor hereby irrevocably authorizes the Administrative Agent and each Lender, without the requirement that any notice be given to the Pledgor (such notice being expressly waived by the Pledgor), upon the occurrence and during the continuance of any Default described in Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Specified Event, to set-off and appropriate and apply to the payment of the Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of the Pledgor then or thereafter maintained with such Secured Party; provided that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the Pledgor and the Administrative Agent after any such setoff and application made by such Secured Party; provided further that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

                SECTION 3.6. Waiver, etc. The Pledgor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or any collateral securing the Obligations.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

                SECTION 4.1. Representations and Warranties, etc. The Pledgor represents and warrants unto each Secured Party, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Equity Interests) by the Pledgor to the Administrative Agent of any Collateral, as set forth in this Article.

                SECTION 4.1.1. Organization, etc. The Pledgor is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification (except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect), and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

                SECTION 4.1.2. Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens except (i) any Lien granted pursuant hereto in favor of the Administrative Agent and (ii) Permitted Liens.

                SECTION 4.1.3. Valid Security Interest. The execution and delivery of this Agreement, together with the delivery of such Collateral to the Administrative Agent, is effective to create a valid, perfected, first-priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, subject only to Permitted Liens. Possession by the Administrative Agent of the Collateral is the only action necessary to perfect or protect such security interest in the Collateral, subject to Section 9-306 of the UCC.

                SECTION 4.1.4. As to Equity Interests. In the case of any Equity Interests constituting Collateral, all of such Equity Interests are duly authorized and validly issued, fully paid and non-assessable, and constitute all of the Equity Interests of each Equity Interests Issuer owned by the Pledgor. On the Closing Date, the Pledgor has no direct Subsidiary other than each Equity Interests Issuer.

                SECTION 4.1.5. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either

                (a) for the grant by the Pledgor of the security interest granted hereby, the pledge by the Pledgor of any Collateral pursuant hereto or for the execution, delivery and performance of this Agreement by the Pledgor;

                (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder; or

                (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement, except (i) with respect to any securities issued by a Subsidiary of the Pledgor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Agreement and (ii) any “change of control” or similar filings required by state licensing agencies and, with respect to Ortholink Securities Corporation, the National Association of Securities Dealers.

                SECTION 4.1.6. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to the Pledgor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this Section.

ARTICLE V
COVENANTS

                SECTION 5.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder) to the extent prohibited under the Credit Agreement. The Pledgor will warrant and defend the right and title herein granted unto the Administrative Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                SECTION 5.2. Stock Powers, etc. The Pledgor agrees that all Equity Interests delivered by the Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent. The Pledgor will, from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments, and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuation of any Specified Event, promptly transfer any Equity Interests constituting Collateral into the name of any nominee designated by the Administrative Agent.

                SECTION 5.3. Continuous Pledge. Subject to the Credit Agreement, the Pledgor will, at all times, keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral and, to the extent required under the Credit Agreement, all Dividends and Distributions with respect thereto and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral, and will not permit the Borrower to issue any Voting Stock which shall not have been immediately duly pledged hereunder on a first priority perfected basis.

                SECTION 5.4. Voting Rights; Dividends, etc. The Pledgor agrees:

                (a) promptly upon receipt of notice of the occurrence and continuance of a Specified Event from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal, and all proceeds of the Collateral, in each case thereafter received by the Pledgor, all of which shall be held by the Administrative Agent as additional Collateral; and

                (b) subject to clause (c)(ii) of Section 4.1.5 and, with respect to Collateral consisting of general partner interests or limited liability company interests, modifications to the respective Organic Documents to the admission of the Administrative Agent as a general partner or member, respectively, immediately upon the occurrence and continuance of a Specified Event and so long as the Administrative Agent has notified the Pledgor of the Administrative Agent’s intention to exercise its voting power under this clause,

                (i) that the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and the Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

                (ii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by the Pledgor but which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Event shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), the Pledgor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Pledgor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

                SECTION 5.5. Amendment of Organic Documents. The Pledgor will not amend, supplement or otherwise modify, or permit, consent or suffer to occur any amendment, supplement or modification of any terms or provisions contained in, or applicable to, any Organic Document of any issuer of any Security comprising the Collateral in which it has an equity interest if the effect thereof is to impair, or is in any manner adverse to, the rights or interests of the Administrative Agent or any other Senior Secured Party hereunder or under the Credit Agreement or any other Loan Document, without the prior written consent of the Administrative Agent and the Majority Lenders.

                SECTION 5.6. Payment of Net Equity Proceeds. Upon receipt of any Net Equity Proceeds, from the Borrower in violation of Section 3.1.1 of the Credit Agreement, the Pledgor shall pay or repay the Loans in the amounts and on the dates required pursuant to clause (c) of Section 3.1.1 of the Credit Agreement.

                SECTION 5.7. Compliance with Laws, etc. The Pledgor will comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include:

                (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation; and

                (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

                SECTION 5.8. No Defaults. The Pledgor will not, and will not permit the Borrower or any of its Subsidiaries to, take any action or fail to take any action if such action or failure to act would result in a Default under the Credit Agreement.

ARTICLE VI
THE ADMINISTRATIVE AGENT

                SECTION 6.1. Administrative Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Administrative Agent it’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of a Specified Event and subject to delivery of notice to the Pledgor, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                (d) to perform the affirmative obligations of the Pledgor hereunder (including all obligations of the Pledgor pursuant to Section 5.1).

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

                SECTION 6.2. Administrative Agent May Perform. If the Pledgor fails to perform any agreement contained herein within 30 days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 8.4.

                SECTION 6.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                SECTION 6.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Event, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VII
REMEDIES

                SECTION 7.1. Certain Remedies. If any Specified Event shall have occurred and be continuing:

                (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                (i) require the Pledgor to, and the Pledgor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 2.7 of the Subsidiary Guaranty.

                (c) The Administrative Agent may

                (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                (iv) endorse any checks, drafts, or other writings in the Pledgor’s name to allow collection of the Collateral,

                (v) take control of any proceeds of the Collateral, and

                (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                SECTION 7.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 7.1, the Pledgor agrees that, upon request of the Administrative Agent, the Pledgor will, at its own expense:

                (a) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent; and

                (b) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by any of the Secured Parties by reason of the failure of the Pledgor to perform any of the covenants contained in this Section and consequently, to the extent permitted under applicable law, agrees that, if the Pledgor shall fail t o perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

                SECTION 7.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                SECTION 7.4. Indemnity and Expenses.

                (a) The Pledgor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the Administrative Agent’s gross negligence or wilful misconduct.

                (b) The Pledgor, upon demand, will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                (i) the administration of each Loan Document,

                (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, or

                (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

                SECTION 8.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                SECTION 8.2. Binding on Successors, Transferees and Assigns; Assignment. This Agreement shall remain in full force and effect until the Termination Date, shall be jointly and severally binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that the Pledgor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

                SECTION 8.3. Amendments, etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Pledgor from its obligations under this Agreement shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be pursuant to Section 10.1 of the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

                SECTION 8.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform within 30 days after being requested in writing so to perform and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                SECTION 8.5. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

                SECTION 8.6. No Waiver; Remedies. In addition to, and not in limitation of, Section 3.4 and Section 3.6, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION 8.7. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.

                SECTION 8.8. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                SECTION 8.9. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                SECTION 8.10. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 8.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR THE PLEDGOR IN CONNECTION HEREWITH OR THEREWITH. MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE PLEDGOR IN SECTION 10.2 OF THE CREDIT AGREEMENT. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                SECTION 8.12. Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR THE PLEDGOR IN CONNECTION THEREWITH. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE. ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed and delivered by its Authorized Officer as of the day and year first above written.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	/s/ Julia P. Kingsbury

Title: Vice President

By:	/s/ William S. Lutkins

Title: Vice President

ATTACHMENT 1
to Parent Guaranty and Pledge Agreement

Equity Interests

	Description

				% of
				Outstanding
	Certificate	Authorized	Outstanding	Shares
Equity Interests Issuer	No.	Shares	Shares	Pledged

United Surgical Partners Holdings, Inc.	[ ]	[ ]	[ ]	100%

REVOLVING NOTE

$15,000,000.00	June 13, 2001

                FOR VALUE RECEIVED, USP DOMESTIC HOLDINGS, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION (the “Lender”) on the Stated Maturity Date the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lenders pursuant to that certain Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions and other Persons from time to time parties hereto (including the Lender), Credit Suisse First Boston, as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

                The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

                Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

                This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.

                All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

USP DOMESTIC HOLDINGS, INC.

By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Financial Officer

REVOLVING LOANS AND PRINCIPAL PAYMENTS

	Amount of Revolving Loan Made			Amount of Principal Repaid		Unpaid Principal Balance

Date	Alternate Base Rate	LIBO Rate	Interest Period	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

[EXECUTION COPY]

SOLVENCY CERTIFICATE

USP DOMESTIC HOLDING, INC.

                This Solvency Certificate (this “Certificate”), dated as of June 13, 2001, is delivered pursuant to Section 5.1.10 of the Credit Agreement, dated as of June 13, 2001, among USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), the Lenders, Credit Suisse First Boston, as Administrative Agent, Lehman Commercial Paper Inc., as Syndication Agent, and Société Générale, as Documentation Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

                The undersigned hereby certifies that he is an Authorized Officer (in such capacity, the “Authorized Officer”) of the Borrower, and that, as such, he is authorized to execute this Certificate on behalf of the Borrower. Any term or provision hereof to the contrary notwithstanding, the Authorized Officer is executing this Certificate in his capacity as an officer of, and solely on behalf of, the Borrower, and not in his individual capacity. On behalf of the Borrower, the Authorized Officer further certifies that:

   1. The Authorized Officer has knowledge of, and has participated in, the preparation and negotiation of the Credit Agreement, each other Loan Document, and the agreements executed in connection therewith and the transactions contemplated thereunder.

   2. The Authorized Officer is familiar (both before and after giving effect to the Transaction) with the finances of the Borrower and its Subsidiaries and has participated in the preparation of the financial statements of the Borrower and its Subsidiaries, including the pro forma consolidated balance sheets and statements of income and cash flows for the Borrower and its Subsidiaries. The Authorized Officer has also participated in the development of financial projections for Parent, Holdings, the Borrower and its Subsidiaries giving effect to the Transaction and the financing and transactions contemplated pursuant to and in connection with the Credit Agreement.

   3. On a pro forma basis after giving effect to the transactions contemplated under the Credit Agreement (including the Transaction), as of the Closing Date:

     (a) the fair salable value of the assets of the Borrower and its Subsidiary Guarantors, on a consolidated and going concern basis, is greater than the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiary Guarantors on a consolidated basis;

     (b) the fair salable value of the assets of the Borrower and its Subsidiary Guarantors, on a consolidated and going concern basis, is not less than the amount that will be required to pay their probable liabilities on a consolidated basis (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured;

     (c) the Borrower and its Subsidiary Guarantors, on a consolidated basis, are not engaged in a business or a transaction, and are not about to be engaged in a business or a transaction for which their properties would constitute an unreasonably small capital; and

     (d) the Borrower and its Subsidiary Guarantors, on a consolidated basis, do not intend to, and do not believe that they will, incur debts or liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) beyond their ability to pay as such debts and liabilities mature in the ordinary course of business.

For purposes of the foregoing, the amount of contingent liabilities have been computed as the amount that, in light of all the facts and circumstances existing at the time hereof, can reasonably be expected to become an actual or matured liability.

                IN WITNESS WHEREOF, the undersigned Authorized Officer has executed and delivered this solvency certificate on behalf of the Borrower as of the date first written above.

USP DOMESTIC HOLDINGS, INC.
By:	/s/ Mark A. Kopser

Title: Senior Vice President and Chief Financial Officer

[EXECUTION COPY]

SUBSIDIARY GUARANTY

                This SUBSIDIARY GUARANTY, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), is made by each Subsidiary of USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), from time to time a party to this Guaranty (each individually a “Guarantor” and collectively, the “Guarantors”), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, pursuant to the terms of the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

                WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Agreement; and

                WHEREAS, it is in the best interests of each Guarantor to execute this Agreement inasmuch as each Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement;

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

                SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                “Administrative Agent” is defined in the preamble.

                “Borrower” is defined in the preamble.

                “Credit Agreement” is defined in the first recital.

                “Guarantor” and “Guarantors” are defined in the preamble.

                “Guaranty” is defined in the preamble.

                SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II
GUARANTY PROVISIONS

                SECTION 2.1. Guaranty. Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably

                (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each Obligor now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

                (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of such Guarantor hereunder.

                SECTION 2.2. Reinstatement, etc. Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement or otherwise, all as though such payment had not been made.

                SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date. Each Guarantor jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

                (a) any lack of validity, legality or enforceability of any Loan Document;

                (b) the failure of any Secured Party

                (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Guarantor) under the provisions of any Loan Document or otherwise, or

                (ii) to exercise any right or remedy against any other guarantor (including any other Guarantor) of, or collateral securing, any Obligations;

                (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

                (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

                (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

                (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including a Guarantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

                (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

                SECTION 2.4. Setoff. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by each Guarantor), upon the occurrence and during the continuance of any Default described in Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, to set-off and appropriate and apply to the payment of the Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Guarantor then or thereafter maintained with such Secured Party; provided that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the applicable Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; provided further that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

                SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

                SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided that if any Guarantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Guarantor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party.

                SECTION 2.7. Payments; Application. Each Guarantor hereby agrees with each Secured Party as follows:

                (a) Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided that references to the “Borrower” in such Sections shall be deemed to be references to each Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guaranty.

                (b) All payments made hereunder shall be applied upon receipt

                (i) first, to the payment of all Obligations owing to the Administrative Agent, in its capacity as the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent),

                (ii) second, after payment in full in cash of the amounts specified in clause (b)(i), to the ratable payment of all interest and fees owing with respect to the Credit Extensions and all costs and expenses owing to the Secured Parties pursuant to the terms of the Credit Agreement,

                (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the ratable payment of the principal amount of the Loans then outstanding, amounts owing to Secured Parties under Rate Protection Agreements, the aggregate Reimbursement Obligations then owing and Cash Collateralization for contingent liabilities under Letter of Credit Outstandings,

                (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), to the ratable payment of all other Obligations owing to the Secured Parties,

                (v) fifth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iv), and following the Termination Date, to each applicable Guarantor or any other Person lawfully entitled to receive such surplus.

For purposes of this Guaranty, the “credit exposure” at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

                In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce the Secured Parties to enter into Rate Protection Agreements, each Guarantor represents and warrants to each Secured Party as set forth below.

                SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

                SECTION 3.2. Financial Condition, etc. Each Guarantor has knowledge of each other Obligor’s financial condition and affairs and has adequate means to obtain from the each such Obligor on an ongoing basis information relating thereto and to such Obligor’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

                SECTION 3.3. Best Interests. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower, other Obligors and certain Secured Parties, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

ARTICLE IV
COVENANTS, ETC.

                Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Article VII and Section 8.1.9 of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

ARTICLE V
MISCELLANEOUS PROVISIONS

                SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall remain in full force and effect until the Termination Date, shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

                SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor from its obligations under this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Guarantor, in care of the Borrower) specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

                SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guaranty and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

                SECTION 5.6. Release of Guarantor. Upon the occurrence of the Termination Date, this Guaranty and all obligations of each Guarantor hereunder shall terminate, without delivery of any instrument or performance of any act by any party. In addition, at the request of the Borrower, and at the sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that the Equity Interests of such Guarantor are Disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and a certification by the Borrower stating that such transaction is in compliance with the Loan Documents.

                SECTION 5.7. No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION 5.8. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

                SECTION 5.9. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                SECTION 5.10. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE BORROWER IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

                SECTION 5.12. Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, THE ISSUER OR SUCH GUARANTOR IN CONNECTION THEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND THE ISSUER ENTERING INTO THE LOAN DOCUMENTS.

                SECTION 5.13. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                 WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its Authorized Officer as of the date first above written.

USP NEVADA HOLDINGS, LLC
USP TEXAS, L.P.
HEALTH HORIZONS OF NASHVILLE, INC.
HEALTH HORIZONS OF KANSAS CITY, INC.
HEALTH HORIZONS OF MURFREESBORO, INC.
HEALTH HORIZONS OF DECATUR, INC.
USP NEVADA, INC.
USP WINTER PARK, INC.
USP LONG ISLAND, INC.
USP NORTH TEXAS, INC.
USP NEW JERSEY, INC.
TEXAS OUTPATIENT SURGICARE CENTER, INC.
USP CHANDLER, INC.
USP SOUTH HOUSTON, INC.
USP PASADENA, INC.
USP MANHATTAN, INC.
ORTHOLINK PHYSICIANS CORPORATION
ORTHOEXCEL, INC.
GEORGIA MUSCULOSKELETAL NETWORK, INC.
TENNESSEE MUSCULOSKELETAL NETWORK, INC.
ORTHOLINK OCCUPATIONAL MEDICINE SERVICES CORPORATION
ORTHOLINK SECURITIES CORPORATION
ORTHOLINK OF COLORADO, INC.
SOUTHWEST SPINE CENTER, INC.
NEURO-SURGICAL ASSOCIATES, INC.
ORTHOLINK ASC CORPORATION
ORTHOLINK/GEORGIA ASC, INC.
ORTHOLINK/NEW MEXICO ASC, INC.
ORTHOLINK/TN ASC, INC.
DAY-OP SURGERY CONSULTING COMPANY, LLC
DAY-OP MANAGEMENT COMPANY, INC.
USP LAS CRUCES, INC.
MEDICAL DOCUMENTATING SYSTEMS, INC.
MEDCENTER MANAGEMENT SERVICES, INC.

By:	/s/ Mark A. Kopser

Name: Mark A. Kopser
Title: Chief Financial Officer and Vice President

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

CREDIT SUISSE FIRST BOSTON,
as Administrative Agent

By:	/s/ Julia P. Kingsbury

Title: Vice President

By:	/s/ Williams S. Lutkins

Title: Vice President

ANNEX I to
the Subsidiary Guaranty

                THIS SUPPLEMENT, dated as of ____________ ___, _____ (this “Supplement”), is to the Subsidiary Guaranty, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guaranty”), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) from time to time party thereto, in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, each of the undersigned is becoming a Guarantor under the Guaranty; and

                WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

                SECTION 1. Party to Guaranty, etc. In accordance with the terms of the Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guaranty shall be deemed to include each of the undersigned.

                SECTION 2. Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

                SECTION 3. Full Force of Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.                 SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guaranty.

                SECTION 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:

Title:

By:

Title:

[EXECUTION COPY]

SUBSIDIARY PLEDGE AND SECURITY AGREEMENT

                This SUBSIDIARY PLEDGE AND SECURITY AGREEMENT, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is made by each Subsidiary of USP Domestic Holdings, Inc., a Delaware corporation (the “Borrower”), from time to time party hereto (each individually a “Grantor” and collectively, the “Grantors”), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower; and

                WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

                SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                “Administrative Agent” is defined in the preamble.

                “Borrower” is defined in the preamble.

                “Collateral” is defined in Section 2.1.

                “Collateral Account” is defined in clause (c) of Section 4.3.

                “Computer Hardware and Software Collateral” means:

                (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by any Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

                (c) all firmware associated therewith;

                (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

                (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

                “Control Agreement” means an agreement in form and substance satisfactory to the Administrative Agent which provides for the Administrative Agent to have “control” (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-115(e) of the UCC, as such term relates to commodity contracts).

                “Copyright Collateral” means all copyrights of each Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of such Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

                “Credit Agreement” is defined in the first recital.

                “Distributions” means all non-cash dividends paid on Equity Interests, liquidating dividends paid on Equity Interests, shares of Equity Interests resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Equity Interests constituting Collateral, but excluding Dividends.

                “Dividends” means cash dividends and cash distributions with respect to any Equity Interests constituting Collateral that are not a liquidating dividend.

                “Equipment” is defined in clause (c) of Section 2.1.

                “Grantor” and “Grantors” are defined in the preamble.

                “Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

                “Intercompany Note” means a promissory note payable to any Grantor, either (a) in the form delivered to the Administrative Agent on the Closing Date or (b) substantially in the form of Exhibit A hereto (with such modifications as agreed to by the Administrative Agent), as amended, modified or supplemented from time to time in accordance with clause (d) of Section 4.6, together with any notes delivered in extension or renewal thereof or substitution therefor.

                “Inventory” is defined in clause (d) of Section 2.1.

                “Patent Collateral” means:

                (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III hereto;

                (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                (c) all patent licenses, and other agreements providing each Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III hereto; and

                (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

                “Receivables” is defined in clause (e) of Section 2.1.

                “Related Contracts” is defined in clause (e) of Section 2.1.

                “Securities Act” is defined in clause (a) of Section 6.2.

                “Security Agreement” is defined in the preamble.

                “Specified Event” means the occurrence and continuance of a Default under clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or any other Event of Default.

                “Trademark Collateral” means:

                (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

                (b) all Trademark licenses for the grant by or to any Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule IV hereto; and

                (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

                (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

                (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

                “Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

                SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                SECTION 1.3. UCC Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

ARTICLE II
SECURITY INTEREST

                SECTION 2.1. Grant of Security Interest. Each Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by such Grantor (the “Collateral”):

                (a) all Intercompany Notes in which such Grantor has an interest (including each Intercompany Note described in Item A of Schedule I hereto (including the right to receive payment of the principal of and accrued interest on such Intercompany Note, and other rights of such Grantor arising in its capacity as the payee of such Intercompany Note));

                (b) (i) all investment property in which such Grantor has an interest (including the Equity Interests of each issuer of such Equity Interests described in Item B of Schedule I hereto) and (ii) all other Equity Interests which are interests in limited liability companies or partnerships in which such Grantor has an interest (including the Equity Interests of each issuer of such Equity Interests described in Item B of Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (b)(i) and (b)(ii);

                (c) all equipment of such Grantor, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (collectively referred to as the “Equipment”);

                (d) all inventory in all of its forms of such Grantor, including (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and (iii) all goods which are returned to or repossessed by such Grantor, and all accessions thereto, products thereof and documents therefor (all of the foregoing collectively referred to as the “Inventory”);

                (e) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (all of the foregoing collectively referred to as the “Receivables”, and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the “Related Contracts”);

                (f) all Intellectual Property Collateral of such Grantor;

                (g) the Collateral Account, all cash, checks, drafts, notes, bills of exchange, money orders, other like instruments and all investment property held in the Collateral Account (or in any sub-account thereof) and all interest, earnings and proceeds in respect thereof;

                (h) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

                (i) all of such Grantor’s other property and rights of every kind and description and interests therein; and

                (j) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (i) above, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, “Collateral” shall not include (i) each Grantor’s real property leaseholds, (ii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, (iii) any Equity Interest in a Restricted Entity or in Warner Park Surgery Center, L.P., and (iv) investment property consisting of Equity Interests of an issuer that is a Foreign Subsidiary (other than a Foreign Subsidiary that (i) is treated as a partnership under the Code or (ii) is not treated as an entity that is separate from (A) any Grantor, (B) any Person that is treated as a partnership under the Code or (C) any “United States person” (as defined in Section 7701(a)(30) of the Code)) of such Grantor, in excess of 65% of the total combined voting power of all Equity Interests of each such Foreign Subsidiary; provided further, that, in the event of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in of, any law or regulation, directive or guideline of any Governmental Authority that could reasonably be expected to alter the amount of United States federal income tax that would otherwise be payable by such Grantor in the absence of such pledge, the Administrative Agent or the Required Lenders may require such Grantor to pledge such Equity Interests.

                SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by each Grantor secures the payment of all Obligations of such Grantor now or hereafter existing.

                SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding

                (a) each Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

                (b) the exercise by the Administrative Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                SECTION 2.4. Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date has occurred. All rights of the Secured Parties and the security interests granted to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of each Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

                (a) any lack of validity, legality or enforceability of any Loan Document;

                (b) the failure of any Secured Party

                (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or

                (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or collateral securing, any Obligations;

                (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

                (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

                (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

                (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including a Grantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

                (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

                SECTION 2.5. Postponement of Subrogation, etc. Each Grantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall any Grantor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party in the exact form received by such Grantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with clause (b) of Section 6.1; provided that if any Grantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, each Grantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

                In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Rate Protection Agreements, each Grantor represents and warrants to each Secured Party as set forth below.

                SECTION 3.1. As to Equity Interests of Subsidiaries. With respect to any Subsidiary of any Grantor that is

                (a) a corporation, business trust, joint stock company or similar Person, all Equity Interests issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

                (b) a partnership or limited liability company, no Equity Interests issued by such Subsidiary (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Equity Interests are a security governed by Article 8 of the UCC, (iii) are held in a securities account, or (iv) are represented by a certificate.

The percentage of the issued and outstanding Equity Interests of each Subsidiary pledged by each Grantor hereunder are as set forth on Schedule I hereto.

                SECTION 3.2. Intercompany Notes. All Intercompany Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the Issuer thereof, and are not in default.

                SECTION 3.3. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of each Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule II hereto, as each such Item may be supplemented or otherwise modified from time to time pursuant to clause (a) of Section 4.2. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in Item A and Item B, respectively, of Schedule II hereto except as set forth in a footnote thereto. The place(s) of business and the chief executive office of each Grantor and the office(s) where such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the addresses set forth in Item D of Schedule II hereto, as each such Item may be supplemented or otherwise modified from time to time pursuant to clause (a) of Section 4.3. No Grantor has any trade names other than those set forth in Item E of Schedule II hereto. During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has any Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item F of Schedule II hereto. Each Grantor’s federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from the one) set forth in Item G of Schedule II hereto. If the Collateral of any Grantor includes any Inventory located in the State of California, such Grantor is not a “retail merchant” within the meaning of Section 9102 of the California UCC. All Receivables evidenced by a promissory note or other instrument, negotiable document or chattel paper have been duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent and delivered and pledged to the Administrative Agent pursuant to Section 4.6. No Grantor is a party to any federal, state or local government contract except as set forth in Item H of Schedule II hereto.

                SECTION 3.4. Ownership, No Liens, etc. Each Grantor owns its Collateral free and clear of any Lien, except for Liens (a) created by this Security Agreement, and, in the case of Collateral other than any investment property (including Equity Interests of any Subsidiary of such Grantor) in which such Grantor has an interest, (b) permitted by Section 7.2.3 of the Credit Agreement or (c) in favor of owners of Computer Software Collateral that is licensed to such Grantor. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement or those filed in connection with Liens permitted by Section 7.2.3 of the Credit Agreement.

                SECTION 3.5. Possession of Inventory, etc. Each Grantor agrees that it will maintain exclusive possession of its goods, instruments and Inventory, other than Inventory in transit in the ordinary course of business and Inventory which is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and has agreed to hold such Inventory subject to the Secured Parties’ Lien and waive any Lien held by it against such Inventory.

                SECTION 3.6. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper owned or held by such Grantor on the Closing Date and agrees that it will, promptly following receipt, deliver to the Administrative Agent possession of all originals of negotiable documents, instruments and chattel paper that it acquires following the Closing Date.

                SECTION 3.7. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

                (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                (b) such Intellectual Property Collateral is valid and enforceable;

                (c) each Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world;

                (d) each Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                (e) each Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Each Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor’s business.

                SECTION 3.8. Validity, etc. This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations. Each Grantor has filed or caused to be filed all Filing Statements in the appropriate offices therefor (or has executed and delivered to the Administrative Agent originals thereof suitable for filing in such offices) and has taken all of the actions necessary to create perfected and (in the case of Collateral other than Equity Interests pledged hereunder, subject to Section 7.2.3 of the Credit Agreement) first-priority security interests in the applicable Collateral including (a) in the case of Collateral comprised of certificated securities or instruments, delivery of such Collateral to the Administrative Agent, duly endorsed in blank and (b) in the case of Collateral comprised of uncertificated securities and other investment property (other than certificated securities), such actions causing the Administrative Agent to have “control” (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-115(e) of the UCC, as such term relates to commodity contracts) of such Collateral; provided that, notwithstanding any of the foregoing, with respect to any Collateral which constitutes motor vehicles, the ownership of which is evidenced by a certificate of title filed with a department of motor vehicles or similar agency of a Governmental Authority, following the execution and delivery by each Grantor of this Security Agreement, the Administrative Agent shall only have a valid security interest in such Collateral.

                SECTION 3.9. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either

                (a) for the grant by each Grantor of the security interest granted hereby, the pledge by each Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Security Agreement by each Grantor;

                (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder; or

                (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of any Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies and, with respect to Ortholink Securities Corporation, the National Association of Securities Dealers.

                SECTION 3.10. Best Interests. It is in the best interests of each Grantor to execute this Security Agreement inasmuch as such Grantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower, other Obligors and certain Secured Parties, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

ARTICLE IV
COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

                SECTION 4.1. As to Investment Property and Intercompany Notes, Etc.

                SECTION 4.1.1. Equity Interests of Subsidiaries. Each Grantor will cause each of its Subsidiaries that is

                (a) a corporation, business trust, joint stock company or similar Person, to provide in its Organic Documents that all securities issued by such Subsidiary will be represented by a certificate; and

                (b) a partnership or limited liability company, to require that none of the Equity Interests issued by such Subsidiary will (i) be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Equity Interests are securities governed by Article 8 of the UCC, (iii) be held in a securities account, or (iv) be represented by a certificate.

                SECTION 4.1.2. Investment Property (other than Certificated Securities). With respect to any investment property (other than certificated securities) owned by any Grantor, such Grantor will cause a Control Agreement relating to such investment property to be executed and delivered by such Grantor and the applicable financial intermediary in favor of the Administrative Agent.

                SECTION 4.1.3. Stock Powers, etc. Each Grantor agrees that all certificated securities delivered by such Grantor pursuant to this Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

                SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes (duly endorsed by such Grantor to the order of the Administrative Agent), and all interest and principal with respect to the Intercompany Notes, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral.

                SECTION 4.1.5. Voting Rights; Dividends, etc. Each Grantor agrees:

                (a) promptly upon receipt of notice of the occurrence and continuance of a Specified Event from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal, other cash payments on Intercompany Notes, and all proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral; and

                (b) subject to clause (c)(ii) of Section 3.9 and, with respect to Collateral consisting of general partner interests or limited liability company interests, modifications to the respective Organic Documents to the admission of the Administrative Agent as a general partner or member, respectively, immediately upon the occurrence and continuance of a Specified Event and so long as the Administrative Agent has notified such Grantor of the Administrative Agent’s intention to exercise its voting power under this clause,

                (i) that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

                (ii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, and proceeds which may at any time and from time to time be held by any Grantor but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Event shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), each Grantor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

                SECTION 4.2. As to Equipment and Inventory. Each Grantor hereby agrees that it will

                (a) keep all the Equipment and Inventory (other than Equipment and Inventory Disposed of in accordance with Section 7.2.11 of the Credit Agreement, motor vehicles and Inventory in transit) at the places therefor specified in Section 3.3 or, upon 30 days’ prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in Article III shall be true and correct, and all action required pursuant to Section 4.6 shall have been taken with respect to the Equipment and Inventory;

                (b) cause the Equipment to be maintained and preserved in good repair and working order, ordinary wear and tear excepted, and in accordance with any manufacturer’s manual unless such Grantor determines in good faith that the repair or maintenance of such property is no longer economically feasible; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the Equipment; and

                (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

                SECTION 4.3. As to Receivables. (a) Each Grantor will keep its chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidences Receivables located at the addresses set forth in Item D of Schedule II hereto, or, upon 30 days’ prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 4.6 shall have been taken with respect to the Receivables and other Collateral. No Grantor will change its name or federal taxpayer identification number except upon 30 days’ prior written notice to the Administrative Agent. In addition, each Grantor shall supplement the information contained in Schedule II hereto on the Compliance Certificate on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, including any changes to the information set forth in Section 3.3.

                (b) Each Grantor shall have the right to collect all Receivables so long as no Specified Event shall have occurred and be continuing.

                (c) Upon (i) the occurrence and continuance of a Specified Event and (ii) the delivery of written notice by the Administrative Agent to each Grantor, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the “Collateral Account”) of such Grantor maintained with the Administrative Agent, and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

                (d) Following the delivery of notice pursuant to clause (c)(ii) of this Section, the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

                (e) With respect to the Collateral Account, it is hereby confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the sole dominion and control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral Account.

                SECTION 4.4. As to Collateral.

                (a) Subject to clause (b) of this Section, each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Specified Event or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.

                (b) At any time following the occurrence and during the continuance of a Specified Event, whether before or after the maturity of any of the Obligations, the Administrative Agent may (i) revoke any or all of the rights of any Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                (c) Upon request of the Administrative Agent following the occurrence and during the continuance of a Specified Event, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

                (d) Each Grantor hereby authorizes the Administrative Agent to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

                SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

                (a) such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (G) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor shall either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, or (y) have a valid business purpose to do otherwise;

                (b) such Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

                (c) in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral;

                (d) such Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to the terms of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

                (e) such Grantor will promptly (but no less than quarterly) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit B, Exhibit C and Exhibit D hereto following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent’s interest in any part of such item of Intellectual Property Collateral.

                SECTION 4.6. Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will

                (a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Specified Event promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Receivable shall be evidenced by an instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                (b) execute and file (or cause to be filed) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

                (c) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, at the reasonable request of the Administrative Agent, all investment property constituting Collateral, all Dividends and Distributions with respect thereto, all Intercompany Notes (duly endorsed by such Grantor to the order of the Administrative Agent), and all interest and principal with respect to the Intercompany Notes, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

                (d) not enter into any agreement amending, supplementing or waiving any provision of any Intercompany Note (including any underlying instrument pursuant to which such Intercompany Note is issued), or compromising, releasing or extending the time for payment of any obligation of the maker thereof;

                (e) not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Intercompany Note or other instrument constituting Collateral; and

                (f) furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

ARTICLE V
THE ADMINISTRATIVE AGENT

                SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of a Specified Event, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                (d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.6).

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

                SECTION 5.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein within 30 days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such
Grantor pursuant to Section 6.4.

                SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                SECTION 5.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Event, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI
REMEDIES

                SECTION 6.1. Certain Remedies. If any Specified Event shall have occurred and be continuing:

                (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                (i) require each Grantor to, and such Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 2.7 of the Subsidiary Guaranty.

                (c) The Administrative Agent may

                (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                (ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                (iv) endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

                (v) take control of any proceeds of the Collateral, and

                (vi) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:

                (a) use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent; and

                (b) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by any of the Secured Parties by reason of the failure of such Grantor to perform any of the covenants contained in this Section and consequently, to the extent permitted under applicable law, agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of the Collateral on the date the Administrative Agent shall demand compliance with this Section.

                SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

                SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Event) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII
MISCELLANEOUS PROVISIONS

                SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

                SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Grantor, in care of the Borrower) specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

                SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the applicable Grantor’s sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

                SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION 7.8. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

                SECTION 7.9. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                SECTION 7.10. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 7.11. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

USP NEVADA HOLDINGS, LLC
USP TEXAS, L.P.
HEALTH HORIZONS OF NASHVILLE, INC.
HEALTH HORIZONS OF KANSAS CITY, INC.
HEALTH HORIZONS OF MURFREESBORO, INC.
HEALTH HORIZONS OF DECATUR, INC.
USP NEVADA, INC.
USP WINTER PARK, INC.
USP LONG ISLAND, INC.
USP NORTH TEXAS, INC.
USP NEW JERSEY, INC.
TEXAS OUTPATIENT SURGICARE CENTER, INC.
USP CHANDLER, INC.
USP SOUTH HOUSTON, INC.
USP PASADENA, INC.
USP MANHATTAN, INC.
ORTHOLINK PHYSICIANS CORPORATION
ORTHOEXCEL, INC.
GEORGIA MUSCULOSKELETAL NETWORK, INC.
TENNESSEE MUSCULOSKELETAL NETWORK, INC.
ORTHOLINK OCCUPATIONAL MEDICINE
SERVICES CORPORATION
ORTHOLINK SECURITIES CORPORATION
ORTHOLINK OF COLORADO, INC.
SOUTHWEST SPINE CENTER, INC.
NEURO-SURGICAL ASSOCIATES, INC.
ORTHOLINK ASC CORPORATION
ORTHOLINK/GEORGIA ASC, INC.
ORTHOLINK/NEW MEXICO ASC, INC.
ORTHOLINK/TN ASC, INC.
DAY-OP SU RGERY CONSULTING COMPANY, LLC
DAY-OP MANAGEMENT COMPANY, INC.
USP LAS CRUCES, INC.
MEDICAL DOCUMENTATING SYSTEMS, INC.
MEDCENTER MANAGEMENT SERVICES, INC.

By:	/s/ Mark A. Kopser

Name: Mark A. Kopser
Title: Chief Financial Officer and Vice President

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	/s/ Williams S. Lutkins

Title: Vice President

By:	/s/ Julia P. Kingsbury

Title: Vice President

SCHEDULE I
to Subsidiary Pledge and Security Agreement

                Item A. Intercompany Notes

Maker	Payee	Maximum Amount of Intercompany Loans Evidenced Thereby	Date

Day-Op Acquisition Corp. (subsequently merged into Day-Op Center of Long Island, Inc.)	Day-Op Surgery Consulting Company, L.L.C. (f/k/a USP Administrative Subsidiary, LLC)	$950,000	1/4/2000

Day-Op Acquisition Corp. (subsequently merged into Day-Op Center of Long Island, Inc.)	Day-Op Surgery Consulting Company, L.L.C. (f/k/a USP Administrative Subsidiary, LLC)	$10,450,000	1/4/2000

DeSoto Surgicare Partners, Ltd.	USP Texas, L.P.	$989,000	7/1/2000

                Item B. Equity Interests

				Common Stock

			# of	Authorized	Outstanding	% of Shares
Pledgor	Issuer (corporate)	Cert. #	Shares	Shares	Shares	Pledged

Day-Op Surgery Consulting Company, L.L.C.	Day-Op Management Company, Inc.	3	200	200	200	100%

OrthoLink Physicians Corporation	Ortho Excel, Inc.	AB101	648.1113	10,000,000	648.1113	100%

OrthoExcel, Inc.	Medical Documenting Systems, Inc.	A002	100	1,000	100	100%
OrthoExcel, Inc.	MedCenter Management Services, Inc.	2	100	750	750	100%

				Common Stock

			# of	Authorized	Outstanding	% of Shares
Pledgor	Issuer (corporate)	Cert. #	Shares	Shares	Shares	Pledged

OrthoLink Physicians Corporation	Georgia Musculoskeletal Network, Inc.	1	1,000	1,000	1,000	100%

OrthoLink Physicians Corporation	Tennessee Musculoskeletal Network, Inc.	2	1,000	1,000	1,000	100%

OrthoLink Physicians Corporation	OrthoLink Occupational Medicine Services Corporation	1	1,000	1,000	1,000	100%

OrthoLink Physicians Corporation	OrthoLink Securities Corp.	1	1,000	1,000	1,000	100%

OrthoLink Physicians Corporation	OrthoLink of Colorado, Inc.	14	440.772	750	440.772	100%

OrthoLink Physicians Corporation	Southwest Spine Center, Inc.	3	675	1,000	675	100%

OrthoLink Physicians Corporation	Neuro-Surgical Associates, Inc.	3	80	25,000	80	100%

OrthoLink Physicians Corporation	OrthoLink ASC Corporation	1	1,000	1,000	1,000	100%

OrthoLink ASC Corporation	OrthoLink/Georgia ASC, Inc.	1	1,000	1,000	1,000	100%

OrthoLink ASC Corporation	OrthoLink/New Mexico ASC, Inc.	1	1,000	1,000	1,000	100%

OrthoLink ASC Corporation	OrthoLink/TN ASC, Inc.	1	100	1,000	100	100%

		Limited Liability Company Interests

Pledgor	Issuer (limited liability company)	% of Interests Owned	% of Interests Pledged

USP North Texas, Inc.	USP Nevada Holdings, LLC	100%	100%

USP Long Island, Inc.	Day-Op Surgery Consulting Company, L.L.C	100%	100%

USP Manhattan, Inc.	NYCAS Administrative Services, L.L.C.	100%	100%

USP Las Cruces, Inc.	Las Cruces Surgical Center, LLC	50%	100%

OrthoLink ASC Corporation	OrthoLink/Baptist ASC, LLC	49%	100%

OrthoLink ASC Corporation	OrthoLink/Murfreeboro ASC, LLC	31%	100%

		Partnership Interests

Pledgor	Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Pledged

USP North Texas, Inc.	USP Texas, L.P.	1%	100%

USP Nevada Holdings, LLC	USP Texas, L.P.	99%	100%

Health Horizons of Nashville, Inc.	Physicians Pavilion, L.P.	72.4%	100%

Health Horizons of Kansas City, Inc.	Creekwood Surgery Center, L.P.	75%	100%

Health Horizons of Murfreesboro, Inc.	Middle Tennessee Ambulatory Surgery Center, L.P.	36.5%	100%

Health Horizons of Decatur, Inc.	Decatur Surgery Center, L.P.	66%	100%

USP Winter Park, Inc.	University Surgery Center, Ltd.	70%	100%

Texas Outpatient Surgicare Center, Inc.	TOPS Specialty Hospital, Ltd.	55%	100%

USP South Houston, Inc.	United Surgery Center - Southeast Ltd.	94.5%	100%

USP Pasadena, Inc.	Doctors Outpatient Surgicenter, Ltd.	91.25%	100%

OrthoLink Physicians Corporation	Middle Tennessee Ambulatory Surgery Center, L.P.	2.48%	100%

OrthoLink/Georgia ASC, Inc	East-West Surgery Center, L.P.	99%	100%

OrthoLink/New Mexico ASC, Inc.	New Mexico Orthopaedic Surgery Center, L.P.	51%	100%

SCHEDULE II
to Subsidiary Pledge and Security Agreement

Item A. Location of Equipment

Grantor	Description	Location

                See Item D.

Item B. Location of Inventory

                See Item D.

Item C. Location of Lock Boxes

                None.

Item D. Places of Business and Chief Executive Office

Federal Taxpayer
Grantor	Address	Identification Number

Day-Op Management Company, Inc.	Day-Op Center of Long Island 110 Willis Avenue Mineola, NY 11501	11-2908189

Day-Op Surgery Consulting Company, LLC	Day-Op Center of Long Island 110 Willis Avenue Mineola, NY 11501	75-2790863

Georgia Muscoloskeletal Network, Inc.	5901 Peachtree Dunwoody Road Suite 300 Atlanta, GA 30328	62-1749874

Health Horizons of Decatur, Inc.	Decatur Surgery Center 2828 Highway 31 South (35603) P.O. Box 747 Decatur, AL 35602	62-1497774

Health Horizons of Kansas City, Inc.	Creekwood Surgery Center 211 Northeast 54thStreet Suite 100 Kansas City, MO 64118	62-1545988

Health Horizons of Murfreesboro, Inc.	Middle Tennessee Ambulatory Surgery Center 503 E. Bell St., Suite 100 Murfreesboro, TN 37130	62-1699666

Health Horizons of Nashville, Inc.	Physicians Pavilion Surgery Ctr 360 Wallace Road Nashville, TN 37211	62-1481503

MedCenter Management Services, Inc.	103 Powell Court, Suite 350 Brentwood, TN 37027	31-1277552

Medical Documenting Systems, Inc.	103 Powell Court, Suite 350 Brentwood, TN 37027	41-1636501

Neuro-Surgical Associates, Inc.	201 Cedar St. S.E. Suite 7650 Albuquerque, NM 87106	85-0213432

OrthoExcel, Inc.	103 Powell Court, Suite 350 Brentwood, TN 37027	31-1447996

OrthoLink ASC Corporation	103 Powell Court, Suite 350 Brentwood, TN 37027	62-1691093

OrthoLink Occupational Medicine Services Corporation	103 Powell Court, Suite 350 Brentwood, TN 37027	62-1723531

OrthoLink of Colorado, Inc.	8200 E. Belleview Ave Suite 615 Englewood, CO 80111	84-1415404

OrthoLink Physicians Corporation	103 Powell Court, Suite 350 Brentwood, TN 37027	62-1646034

OrthoLink Securities Corporation	103 Powell Court, Suite 350 Brentwood, TN 37027	62-1781381

OrthoLink/Georgia ASC, Inc.	103 Powell Court, Suite 350 Brentwood, TN 37027	62-1832694

OrthoLink/New Mexico ASC, Inc.	201 Cedar St. S.E. Suite 7650 Albuquerque, NM 87106	62-1807450

OrthoLink/TN ASC, Inc.	103 Powell Court, Suite 350 Brentwood, TN 37027	62-1825621

Southwest Spine Center, Inc.	201 Cedar St. S.E. Suite 7650 Albuquerque, NM 87106	85-0255325

Tennessee MusculoskeletalNetwork, Inc.	103 Powell Court, Suite 350 Brentwood, TN 37027	62-1709381

Texas Outpatient Surgicare Center, Inc.	TOPS Surgical Specialty Hospital 17080 Red Oak Dr. Houston, TX 77090	74-2112653

USP Chandler, Inc.	Warner Park Surgery Center 604 W. Warner Rd., Bldg. A Chandler, AZ 85225	75-282457

USP Las Cruces, Inc.	1205 S. Telshor Blvd. Las Cruces, NM 88011	75-2924966

USP Long Island, Inc.	Day-Op Center of Long Island 110 Willis Avenue Mineola, NY 11501	75-2853167

USP Manhattan, Inc.	Day-Op Center of Long Island 110 Willis Avenue Mineola, NY 11501	13-4090380

USP Nevada Holdings, LLC	101 Convention Center Dr. Suite 850 Las Vegas, NV 89109	88-0452476

USP Nevada, Inc.	Parkway Surgery Center 100 N. Green Valley Parkway # 125 Henderson, NV 89014	88-0401393

USP New Jersey, Inc.	Shrewsbury Surgery Center 655 Shrewsbury Avenue Shrewsbury, NJ 07702	75-2839367

USP North Texas, Inc.	17103 Preston Road Suite 200 North Dallas, TX 75248	75-2851636

USP Pasadena, Inc.	Doctors Outpatient Surgicenter 3534 Vista Boulevard Pasadena, TX 77504	75-2832362

USP South Houston, Inc.	United Surgery Center - Southeast 12700 N. Featherwood Dr. Suite 100 Houston, TX 77034	75-2832364

USP Texas, L.P.	17103 Preston Road Suite 200 North Dallas, TX 75248	75-2850832

USP Winter Park, Inc.	University Surgical Center 7251 University Blvd., Suite 100 Winter Park, FL 32792	75-2785714

Item E. Trade Names

                None.

Item F. Merger or Other Corporate Reorganization

                None.

Item G. Federal Taxpayer Identification Number

                See Item D.

Item H. Government Contracts

                None.

SCHEDULE III
to Subsidiary Pledge and Security Agreement

Item A. Patents

None.

Item B. Patent Licenses

None.

SCHEDULE IV
to Subsidiary Pledge and Security Agreement

Item A. Trademarks

None.

Item B. Trademark Licenses

None.

SCHEDULE V
to Subsidiary Pledge and Security Agreement

Item A. Copyrights/Mask Works

None.

Item B. Copyright/Mask Work Licenses

None.

SCHEDULE VI
to Subsidiary Pledge and Security Agreement

Trade Secret or Know-How Licenses

None.

EXHIBIT A
to Subsidiary Pledge and Security Agreement

DEMAND NOTE

$____________ ____________ ___, ____

                FOR VALUE RECEIVED, the undersigned, [NAME OF MAKER], a ____________ [corporation] (the “Maker”), promises to pay on demand to the order of [NAME OF APPLICABLE SUBSIDIARY], a ____________ [corporation] (the “Payee”), the principal sum of ____________________ DOLLARS ($____________) or such lesser amount which equals the aggregate unpaid principal amount of all intercompany loans made by the Payee to the Maker.

                The unpaid principal amount of this demand note (this “Note”) shall bear interest at a rate equal to such rate per annum as shall be agreed upon from time to time by the Payee and the Maker, payable at such times as shall be agreed upon by the Payee and the Maker, and all payments of principal of and interest on this Note shall be payable in same day or immediately available funds in Dollars. Except as set forth in the next sentence, all payments on this Note shall be made by the Maker to the Payee’s account as notified to the Maker from time to time, and shall be evidenced on the books and records of the Maker and the Payee. The Maker hereby agrees that upon Credit Suisse First Boston (including its successors, transferees or assigns, referred to as the “Administrative Agent”) notifying the Maker that a Specified Event has occurred and is continuing (collectively referred to as a “Payment Event”), it will make (and the Payee irrevocably instructs the Maker to make) all payments of principal and accrued interest on this Note on demand to an account identified by the Administrative Agent, and upon the delivery of such notice (which can include a facsimile notice), the Administrative Agent shall have all rights of the Payee to demand (and collect) payment of, and enforce all rights with respect to, the Indebtedness evidenced by this Note.

                This Note is one of the Intercompany Notes referred to in the Subsidiary Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among various Persons (including the Payee) and the Administrative Agent and has been pledged to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) as security for the Obligations outstanding from time to time under the Loan Documents. Unless otherwise defined herein or the context otherwise requires, terms used in this Note have the meanings provided in (or by reference in) the Security Agreement.

                THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE. THE MAKER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE TO ACCEPT THIS NOTE.

[NAME OF MAKER]

By:

Title:

Pay to the order of CREDIT SUISSE FIRST BOSTON, as Administrative Agent

[NAME OF APPLICABLE SUBSIDIARY]

By:

Title:

EXHIBIT B
to Subsidiary Pledge and Security Agreement

PATENT SECURITY AGREEMENT

                This PATENT SECURITY AGREEMENT, dated as of ____________ ___, _____ (this “Agreement”), is made between [NAME OF APPLICABLE SUBSIDIARY], a ____________ [corporation] (the “Grantor”), and CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc. (the “Borrower”), the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

                WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

                WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

                SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

   (a) all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule I attached hereto;

   (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

   (c) all of its patent licenses, and other agreements providing each Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I attached hereto; and

   (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

                SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

                SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF APPLICABLE SUBSIDIARY]

By:

Title:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	/s/ William S. Lutkins

Title: Vice President

By:	/s/ Julia P. Kingsbury

Title: Vice President

SCHEDULE I
to Patent Security Agreement

Item A. Patents

Issued Patents

10/ Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

10/ Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

Expected
10/ Country	Docket No.	Filing Date	Inventor(s)	Title

Item B. Patent Licenses

1/ Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

1/	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

EXHIBIT C
to Subsidiary Pledge and Security Agreement

TRADEMARK SECURITY AGREEMENT

                This TRADEMARK SECURITY AGREEMENT, dated as of ____________ ___, _____ (this “Agreement”), is made between [NAME OF APPLICABLE SUBSIDIARY], a ____________ [corporation] (the “Grantor”), and CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc. (the “Borrower”), the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

                WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

                WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

                SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

   (a) (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

   (b) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

   (c) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

   (d) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

                SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

                SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF APPLICABLE SUBSIDIARY]

By:

Title:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:

Title:

By:

Title:

SCHEDULE I
to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

12/Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

12/Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

			Expected	Products/
12/Country	Trademark	Docket No.	Filing Date	Services

Item B. Trademark Licenses

2/Country or				Effective	Expiration
Territory	Trademark	Licensor	Licensee	Date	Date

2/	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

EXHIBIT D
to Subsidiary Pledge and Security Agreement

COPYRIGHT SECURITY AGREEMENT

                This COPYRIGHT SECURITY AGREEMENT, dated as of ____________ ___, __ (this “Agreement”), is made between [NAME OF APPLICABLE SUBSIDIARY], a ____________ [corporation] (the “Grantor”), and CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to a Credit Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among USP Domestic Holdings, Inc. (the “Borrower”), the Lenders, Lehman Commercial Paper Inc., as the Syndication Agent, Société Générale, as the Documentation Agent, and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

                WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

                WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

                WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

                SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following Copyright Collateral (as defined below), whether now or hereafter existing or acquired by the Grantor.

                “Copyright Collateral” means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

                SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

                SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

                SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

                SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF APPLICABLE SUBSIDIARY]

By:

Title:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:

Title:

By:

Title:

SCHEDULE I
to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

14/Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

14/Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications in Preparation

Expected
14/Country	Docket No.	Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

3/Country or			Effective	Expiration
Territory	Licensor	Licensee	Date	Date

3/	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

ANNEX I
to the Subsidiary Pledge and Security Agreement

SUPPLEMENT NO. [ ] TO SUBSIDIARY
PLEDGE AND SECURITY AGREMENT

                This SUPPLEMENT, dated as of ____________ ___, _____ (this “Supplement”), is to the Subsidiary Pledge and Security Agreement, dated as of June 13, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Subsidiary Pledge and Security Agreement”), among the Grantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Subsidiary Pledge and Security Agreement) from time to time party thereto, in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

                WHEREAS, pursuant to the provisions of Section 7.7 of the Subsidiary Pledge and Security Agreement, each of the undersigned is becoming a Grantor under the Subsidiary Pledge and Security Agreement; and

                WHEREAS, each of the undersigned desires to become a “Grantor” under the Subsidiary Pledge and Security Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

                SECTION 1. Party to Subsidiary Pledge and Security Agreement, etc. In accordance with the terms of the Subsidiary Pledge and Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Subsidiary Pledge and Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Subsidiary Pledge and Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Subsidiary Pledge and Security Agreement shall be deemed to include each of the undersigned.

                SECTION 2. Representations. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Subsidiary Pledge and Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

                SECTION 3. Full Force of Subsidiary Pledge and Security Agreement. Except as expressly supplemented hereby, the Subsidiary Pledge and Security Agreement shall remain in full force and effect in accordance with its terms.

                SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Subsidiary Pledge and Security Agreement.

                SECTION 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

                SECTION 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

* * * * *

                IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:

Title:

ACCEPTED AND AGREED FOR ITSELF AND ON BEHALF OF THE SECURED PARTIES:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:	/s/ Julia P. Kingsbury

Title: Vice President

By:	/s/ William S. Lutkins

Title: Vice President

SCHEDULE I
to Supplement No. ___
to Subsidiary Pledge and Security Agreement
([Name of Additional Subsidiary])

Item A. Intercompany Notes

Maker	Maximum Amount of Intercompany Loans Evidenced Thereby	Date

Item B. Equity Interests

Common Stock

		Authorized	Outstanding	% of Shares
Pledgor	Issuer (corporate)	Shares	Shares	Pledged

Limited Liability Company Interests

Pledgor	Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged

Partnership Interests

Pledgor	Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Pledged

SCHEDULE II
to Supplement No. ___
to Subsidiary Pledge and Security Agreement
([Name of Additional Subsidiary])

Item A. Location of Equipment

	Description	Location

1.

2.

Item B. Location of Inventory

	Description	Location

1.

2.

Item C. Location of Lock Boxes

Bank Name and Address	Account Number	Contact Person

1.

2.

Item D. Places of Business and Chief Executive Office

Item E. Trade Names

Item F. Merger or Other Corporate Reorganization

Item G. Federal Taxpayer Identification Number

Item H. Government Contracts

SCHEDULE III
to Supplement No. ___
to Subsidiary Pledge and Security Agreement
([Name of Additional Subsidiary])

Item A. Patents

Issued Patents

15/Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

15/Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

15/Country	Docket No.	Expected Filing Date	Inventor(s)	Title

Item B. Patent Licenses

4/Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

4/	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

SCHEDULE IV
to Supplement No. ___
to Subsidiary Pledge and Security Agreement
([Name of Additional Subsidiary])

Item A. Trademarks

Registered Trademarks

5/Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

16/Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

			Expected	Products/
16/Country	Trademark	Docket No.	Filing Date	Services

Item B. Trademark Licenses

16/Country or				Effective	Expiration
Territory	Trademark	Licensor	Licensee	Date	Date

5/	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

SCHEDULE V
to Supplement No. ___
to Subsidiary Pledge and Security Agreement
([Name of Additional Subsidiary])

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

17/Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

17/Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications in Preparation

Expected
17/Country	Docket No.	Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

6/Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

6/	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.

SCHEDULE VI
to Supplement No. ___
to Subsidiary Pledge and Security Agreement
([Name of Additional Subsidiary])

Trade Secret or Know-How Licenses

7/ Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

7/*	List items related to the United States first for ease of recordation. List items related to other countries next, grouped by country and in alphabetical order by country name.